UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-09721

PIMCO Managed Accounts Trust

(Exact name of registrant as specified in charter)

1633 Broadway, New York, NY 10019

(Address of principal executive offices)

William G. Galipeau

Treasurer (Principal Financial & Accounting Officer)

650 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

David C. Sullivan

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Registrant’s telephone number, including area code: (844) 337-4626

Date of fiscal year end: December 31

Date of reporting period: June 30, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Shareholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1).

PIMCO Managed Accounts Trust

Semiannual Report

June 30, 2017

Fixed Income SHares: Series C (“FISH: Series C”)

Fixed Income SHares: Series LD (“FISH: Series LD”)

Fixed Income SHares: Series M (“FISH: Series M”)

Fixed Income SHares: Series R (“FISH: Series R”)

Fixed Income SHares: Series TE (“FISH: Series TE”)

Letter from the Chairman of the Board & President

Dear Shareholder,

The global equity markets generated strong results during the reporting period against a backdrop of solid corporate profits and signs of improving global growth. Meanwhile, the global fixed income market posted strong results as U.S. monetary policy tightened, whereas many international central banks maintained accommodative monetary policies.

For the six-month reporting period ended June 30, 2017

The U.S. economy continued to expand at a relatively modest pace during the reporting period. Looking back, U.S. gross domestic product (“GDP”), which represents the value of goods and services produced in the country, the broadest measure of economic activity and the principal indicator of economic performance, expanded at a revised annual pace of 1.8% during the fourth quarter of 2016. GDP growth then moderated, growing at a revised annual pace of 1.2% for the first quarter of 2017. Finally, the Commerce Department’s initial reading — released after the reporting period had ended — showed that second quarter 2017 GDP grew at an annual pace of 2.6%.

The Federal Reserve (“Fed”) continued to normalize monetary policy, with two interest rate hikes during the reporting period. The first occurrence was in March 2017, followed by a second rate hike in June 2017. The second move put the federal funds rate between 1.00% and 1.25%. In its official statement following the Fed’s June meeting, the Fed said, “The Committee expects that economic conditions will evolve in a manner that will warrant gradual increases in the federal funds rate; the federal funds rate is likely to remain, for some time, below levels that are expected to prevail in the longer run.” The Fed also indicated that it expects to begin reducing its balance sheet later this year.

Economic activity outside the U.S. generally improved during the reporting period. Nevertheless, a number of central banks, including the European Central Bank, Bank of England and Bank of Japan, maintained their highly accommodative monetary policies. However, toward the end of the reporting period, several central banks indicated that they may pare back their quantitative easing programs should growth improve and inflation increase.

The municipal (or “muni”) market posted positive returns during the first five months of the reporting period. The municipal market was supported by generally positive fundamentals, moderating supply and strong investor demand. The municipal market then experienced a modest setback during the last month of the period as demand moderated. The Bloomberg Barclays Municipal Bond Index gained 3.57% during the six months ended June 30, 2017. In comparison, the overall taxable fixed income market, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, returned 2.27% over the same period.

2	PIMCO MANAGED ACCOUNTS TRUST

Outlook

PIMCO’s baseline view is that the U.S. economy is likely to grow at about 2% per year, with inflation running close to the Fed’s target of 2%. PIMCO’s forecast for the federal funds rate at the end of it secular horizon is anchored in a “New Neutral” range of 2% to 3%, but with the risks skewed to the downside on rates. In PIMCO’s view, of real concern for the U.S. outlook, as well as the global outlook, is the “driving-without-a-spare-tire risk” at this late stage of the business cycle. In the next recession, whenever it occurs, PIMCO believes the Fed and other central banks will have less room to cut rates than in past cycles. Some countries — for example, the U.S., China, Germany — will likely have some “fiscal space” to deploy in the next downturn, but with sovereign debt levels already elevated, fiscal policy is unlikely to fully offset the constraints on monetary policy in the next global downturn.

For the eurozone, under PIMCO’s baseline secular scenario, there would be trend growth of 1.25% on average over the next five years, with inflation hovering between 1% and 2%. PIMCO sees risk to its outlook as roughly balanced for the eurozone in the near term, but with risk increasing and tilting to the downside toward the end of its secular horizon. For Japan, PIMCO’s base case secular outlook is for 0% to 1% inflation, with the Bank of Japan only gradually being able to raise the 10-year yield target. Finally, for China, PIMCO’s baseline scenario is that growth slows gradually to about 5.5%.

In the following pages of this PIMCO Managed Accounts Trust Semiannual Report, please find specific details regarding investment performance and a discussion of factors that most affected the performance of the series of PIMCO Managed Accounts Trust over the six months ended June 30, 2017.

Thank you for investing with us. We value your trust and will continue to work diligently to meet your investment needs. We also invite you to visit our website at www.pimco.com/FISH to learn more about our views.

Sincerely,

Hans W. Kertess	Peter G. Strelow
Chairman of the Board of Trustees	President

SEMIANNUAL REPORT	JUNE 30, 2017	3

Important Information About the Portfolios

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). This risk may be particularly acute in the current market environment because market interest rates are currently near historically low levels. This, combined with recent economic recovery, the Federal Reserve Board’s conclusion of its quantitative easing program, and increases in federal funds interest rates in 2015, 2016 and 2017, which had not occurred since 2006, could potentially increase the probability of an upward interest rate environment in the near future. To the extent the Federal Reserve Board continues to raise interest rates, there is a risk that rates across the financial system may rise.

Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets” in corporate bonds. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in increased losses to a Portfolio. Bond funds and individual bonds with a longer duration (a measure of the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. In addition, in the current low interest rate environment, the net asset value (“NAV”) of the Portfolios’ common shares may be particularly sensitive to changes in interest rates or the perception that there will be a change in interest rates.

The use of derivatives may subject the Portfolios to greater volatility than investments in traditional securities. The Portfolios may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, call risk, credit risk, management risk and the risk that a Portfolio could not close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on a Portfolio. For example, a small investment in a derivative instrument may have a significant impact on a Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in a Portfolio’s NAV. A Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying a derivative instrument. A Portfolio may invest a significant portion of its assets in these types of instruments. If it does, a Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not directly own. The regulation of the derivatives markets has increased over the past several years, and additional future regulation of the derivatives markets may make derivatives more costly, may limit the availability or reduce the liquidity of derivatives, or may otherwise adversely affect the value or performance of derivatives. Any such adverse future developments could impair the effectiveness of a Portfolio’s derivative transactions and cause a Portfolio to lose value. For instance, in December 2015, the SEC proposed new regulations applicable to a registered investment company’s use of derivatives and related instruments. If adopted as proposed, these regulations could significantly limit or impact a Portfolio’s ability to invest in derivatives and other instruments, limit a Portfolio’s ability to employ

4	PIMCO MANAGED ACCOUNTS TRUST

certain strategies that use derivatives and/or adversely affect a Portfolio’s performance, efficiency in implementing its strategy, liquidity and/or ability to pursue its investment objective.

A Portfolio’s investments in and exposure to foreign securities involve special risks. For example, the value of these investments may decline in response to unfavorable political and legal developments, unreliable or untimely information or economic and financial instability. Foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of certain foreign countries are relatively small, with a limited number of companies representing a small number of industries. Issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, auditing and custody standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or other confiscation, currency blockage, political changes or diplomatic developments could adversely affect a Portfolio’s investments in foreign securities. In the event of nationalization, expropriation or other confiscation, a Portfolio could lose its entire investment in foreign securities. Risks associated with investing in foreign securities may be increased when a Portfolio invests in emerging markets. For example, if a Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the emerging market issuer.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Investments in loans are generally subject to risks similar to those of investments in other types of debt obligations, including, among others, credit risk, interest rate risk, variable and floating rate securities risk, and, as applicable, risks associated with mortgage-related securities. In addition, in many cases loans are subject to the risks associated with below-investment grade securities. In the case of a loan participation or assignment, a Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. In the event of the insolvency of the lender selling a loan participation, a Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

The Portfolios may be subject to heightened or additional risks and potential liabilities and costs by investing in mezzanine and other subordinated loans or acting as an originator of loans, including those arising under bankruptcy, fraudulent conveyance, equitable subordination, lender liability, environmental and other laws and regulations, and risks and costs associated with debt servicing and taking foreclosure actions associated with the loans. To the extent that a Portfolio originates a loan, it may be responsible for all or a substantial portion of the expenses associated with initiating the loan, irrespective of whether the loan transaction is ultimately consummated or closed. This may include significant legal and due diligence expenses, which will be indirectly borne by a Portfolio and its shareholders.

Mortgage-related and other asset-backed securities often involve risks that are different from or more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if a Portfolio holds

SEMIANNUAL REPORT	JUNE 30, 2017	5

Important Information About the Portfolios (Cont.)

mortgage-related securities, it may experience additional volatility since individual mortgage holders are less likely to exercise prepayment options, thereby putting additional downward pressure on the value of these securities and potentially causing the Portfolio to lose money. This is known as extension risk. Mortgage-backed securities can be highly sensitive to rising interest rates, such that even small movements can cause an investing Portfolio to lose value. Mortgage-backed securities, and in particular those not backed by a government guarantee, are subject to credit risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Portfolios because the Portfolios may have to reinvest that money at the lower prevailing interest rates. A Portfolio’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Payment of principal and interest on asset-backed securities may be largely dependent upon the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.

The Portfolios may leverage their assets through the use of tender option bond transactions. In a tender option bond transaction (“TOB”), a tender option bond trust (“TOB Trust”) issues floating rate certificates (“TOB Floater”) and residual interest certificates (“TOB Residual”) and utilizes the proceeds of such issuance to purchase a fixed-rate municipal bond (“Fixed Rate Bond”). The TOB Floater is generally issued to third party investors (typically a money market fund) and the TOB Residual is generally issued to the Portfolio that sold or identified the Fixed Rate Bond. The TOB Trust divides the income stream provided by the Fixed Rate Bond to create two securities, the TOB Floater, which is a short-term security, and the TOB Residual, which is a longer-term security. The interest rates payable on the TOB Residual issued to a Portfolio bear an inverse relationship to the interest rate on the TOB Floater. The interest rate on the TOB Floater is reset by a remarketing process typically every 7 to 35 days. After income is paid on the TOB Floater at current rates, the residual income from the Fixed Rate Bond goes to the TOB Residual. Therefore, rising short-term rates result in lower income for the TOB Residual, and vice versa. In the case of a TOB Trust that utilizes the cash received from the issuance of the TOB Floater and TOB Residual (less transaction expenses) to purchase the Fixed Rate Bond from a Portfolio, the Portfolio may then invest the cash received in additional securities, generating leverage for the Portfolio. The TOB Residual may be more volatile and less liquid than other municipal bonds of comparable maturity. In most circumstances the TOB Residual holder bears substantially all of the underlying Fixed Rate Bond’s downside investment risk and also benefits from any appreciation in the value of the underlying Fixed Rate Bond. Investments in a TOB Residual typically will involve greater risk than investments in Fixed Rate Bonds.

In December 2013, regulators finalized rules implementing Section 619 (the “Volcker Rule”) and Section 941 (the “Risk Retention Rules”) of the Dodd-Frank Wall Street Reform and Consumer Protection Act. Both the Volcker Rule and the Risk Retention Rules apply to tender option bond programs and require that such programs be restructured. In particular, these rules preclude banking entities from (i) sponsoring or acquiring interests in the trusts used to hold a municipal bond in the creation of TOB Trusts; and (ii) continuing to service or maintain relationships with existing programs involving TOB Trusts to the same extent and in the same capacity as existing programs. At this time, the full impact of these rules is not certain and the implementation of the Volcker Rule is still being phased in with respect to TOB Trusts established prior to December 31, 2013 (“Legacy TOB Trusts”).

6	PIMCO MANAGED ACCOUNTS TRUST

In response to these rules, industry participants are continuing to explore various structuring alternatives for both Legacy TOB Trusts and TOB Trusts established after December 31, 2013. Because of the important role that tender option bond programs play in the municipal bond market, it is possible that implementation of these rules and any resulting impact may adversely impact the municipal bond market and the Portfolios. For example, as a result of the implementation of these rules, the municipal bond market may experience reduced demand or liquidity and increased financing costs.

High-yield bonds (commonly referred to as “junk bonds”) typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that a Portfolio will lose money on its investment. The Portfolios may also invest in bonds and other instruments that are not rated, but which PIMCO considers to be equivalent to high-yield investments. The Portfolios may hold defaulted securities that may involve special considerations including bankruptcy proceedings, other regulatory and legal restrictions affecting the Portfolio’s ability to trade, and the availability of prices from independent pricing services or dealer quotations. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make an interest or other payments. Defaulted securities are often illiquid and may not be actively traded. Sale of securities in bankrupt companies at an acceptable price may be difficult and differences compared to the value of the securities used by the Portfolios could be material.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When a Portfolio holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of the Portfolios’ shares.

The global economic crisis brought several small economies in Europe to the brink of bankruptcy and many other economies into recession and weakened the banking and financial sectors of many European countries. For example, the governments of Greece, Spain, Portugal, and the Republic of Ireland have all experienced large public budget deficits, the effects of which are still yet unknown and may slow the overall recovery of the European economies from the global economic crisis. In addition, due to large public deficits, some European countries may be dependent on assistance from other European governments and institutions or other central banks or supranational agencies such as the International Monetary Fund. Assistance may be dependent on a country’s implementation of reforms or reaching a certain level of performance. Failure to reach those objectives or an insufficient level of assistance could result in a deep economic downturn which could significantly affect the value of a Portfolio’s European investments. It is possible that one or more Economic and Monetary Union of the European Union member countries could abandon the euro and return to a national currency and/or that the euro will cease to exist as a single currency in its current form. The exit of any country out of the euro may have an extremely destabilizing effect on other eurozone countries and their economies and a negative effect on the global economy as a whole. Such an exit by one country may also increase the possibility that additional countries may exit the euro should they face similar financial difficulties.

SEMIANNUAL REPORT	JUNE 30, 2017	7

Important Information About the Portfolios (Cont.)

In June 2016, the United Kingdom approved a referendum to leave the EU. Significant uncertainty remains in the market regarding the ramifications of that development, and the range and potential implications of possible political, regulatory, economic and market outcomes are difficult to predict.

The Portfolios may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to various risks such as political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact the Portfolios’ performance and/or ability to achieve their investment objectives. The Russian securities market is characterized by limited volume of trading, resulting in difficulty in obtaining accurate prices. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. There may be little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks because of registration systems that may not be subject to effective government supervision. This may result in significant delays or problems in registering the transfer of securities. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of securities they hold for their clients. Ownership of securities issued by Russian companies is recorded by companies themselves and by registrars instead of through a central registration system. It is possible that the ownership rights of the Portfolios could be lost through fraud or negligence. While applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Portfolios to enforce any rights they may have against the registrar or issuer of the securities in the event of loss of share registration. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

Investing in the municipal bond market involves the risks of investing in debt securities generally and certain other risks. The amount of public information available about the municipal bonds in which a Portfolio may invest is generally less than that for corporate equities or bonds, and the investment performance of a Portfolio’s investment in municipal bonds may therefore be more dependent on the analytical abilities of PIMCO than investments in taxable bonds. The secondary market for municipal bonds, also tends to be less well-developed or liquid than many other securities markets, which may adversely affect a Portfolio’s ability to sell its bonds at attractive prices.

The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns, by litigation, legislation or political events, or by the bankruptcy of the issuer. Laws, referenda, ordinances or regulations enacted in the future by Congress or state legislatures or the applicable governmental entity could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipal issuers to levy taxes. Issuers of municipal securities might also seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, a Portfolio could experience delays in collecting principal and interest and the Portfolio may not, in all circumstances, be able to collect all

8	PIMCO MANAGED ACCOUNTS TRUST

principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, a Portfolio may take possession of, and manage, the assets securing the issuer’s obligations on such securities, which may increase the Portfolio’s operating expenses. Any income derived from the Portfolio’s ownership or operation of such assets may not be tax-exempt. More generally, the Portfolios other than FISH: Series TE do not expect to be eligible to pass through to shareholders the tax-exempt character of interest earned on municipal bonds.

A Portfolio that has substantial exposures to California municipal bonds may be affected significantly by economic, regulatory or political developments affecting the ability of California issuers to pay interest or repay principal. Certain issuers of California municipal bonds have experienced serious financial difficulties in the past and reoccurrence of these difficulties may impair the ability of certain California issuers to pay principal or interest on their obligations. Provisions of the California Constitution and State statutes that limit the taxing and spending authority of California governmental entities may impair the ability of California issuers to pay principal and/or interest on their obligations. While California’s economy is broad, it does have major concentrations in high technology, aerospace and defense-related manufacturing, trade, entertainment, real estate and financial services, and may be sensitive to economic problems affecting those industries. Future California political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulations, litigation and voter initiatives could have an adverse effect on the debt obligations of California issuers.

A Portfolio that has substantial exposures to New York municipal bonds may be affected significantly by economic, regulatory or political developments affecting the ability of New York issuers to pay interest or repay principal. While New York’s economy is broad, it does have concentrations in the financial services industry, and may be sensitive to economic problems affecting that industry. Certain issuers of New York municipal bonds have experienced serious financial difficulties in the past and a reoccurrence of these difficulties may impair the ability of certain New York issuers to pay principal or interest on their obligations. The financial health of New York City affects that of the State, and when New York City experiences financial difficulty it may have an adverse effect on New York municipal bonds held by a Portfolio. The growth rate of New York has at times been somewhat slower than the nation overall. The economic and financial condition of New York also may be affected by various financial, social, economic and political factors.

As the use of technology has become more prevalent in the course of business, the Portfolios have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Portfolio to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security breaches may involve unauthorized access to a Portfolio’s digital information systems (e.g., through “hacking” or malicious software coding), but may also result from outside attacks such as denial-of-service attacks (i.e., efforts to make network services unavailable to intended users). In addition, cyber security breaches involving a Portfolio’s third party service providers (including but not limited to advisers, sub-advisers, administrators, transfer agents, custodians, distributors and other third parties), trading counterparties or issuers in which a Portfolio invests can also subject a Portfolio to many of the same risks associated with direct cyber security breaches. Moreover, cyber

SEMIANNUAL REPORT	JUNE 30, 2017	9

Important Information About the Portfolios (Cont.)

security breaches involving trading counterparties or issuers in which a Portfolio invests could adversely impact such counterparties or issuers and cause the Portfolio’s investment to lose value.

Cyber security failures or breaches may result in financial losses to a Portfolio and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Portfolio’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

Like with operational risk in general, the Portfolios have established business continuity plans and risk management systems designed to reduce the risks associated with cyber security. However, there are inherent limitations in these plans and systems, including that certain risks may not have been identified, in large part because different or unknown threats may emerge in the future. As such, there is no guarantee that such efforts will succeed, especially because the Portfolios do not directly control the cyber security systems of issuers in which a Portfolio may invest, trading counterparties or third party service providers to the Portfolios. There is also a risk that cyber security breaches may not be detected. The Portfolios and their shareholders could be negatively impacted as a result.

The Portfolios may be subject to various risks, including, but not limited to, the following: credit risk, currency risk, focused-investment risk, interest rate risk, issuer-non-diversification risk, sovereign debt risk, issuer risk, leveraging risk, liquidity risk, management risk, market risk, municipal project-specific risk, municipal securities risk, and turnover risk. A description of certain of these risks is available in the Notes to Financial Statements of this Report.

On each Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on (i) Portfolio distributions or (ii) the redemption of Portfolio shares. Total return for a period of more than one year represents the average annual total return. Performance shown is net of fees and expenses. The figures in the line graph are calculated at net asset value and assume the investment of $10,000 at the end of the month that a Portfolio commenced operations. Each Portfolio measures its performance against a broad-based securities market index (“benchmark index”). Each benchmark index does not take into account fees, expenses or taxes.

The following table discloses the commencement of operations and diversification status of each Portfolio:

Portfolio Name	Commencement of Operations	Diversification Status
Fixed Income SHares: Series C	03/17/00	Diversified
Fixed Income SHares: Series LD	12/20/13	Diversified
Fixed Income SHares: Series M	03/17/00	Diversified
Fixed Income SHares: Series R	04/15/04	Diversified
Fixed Income SHares: Series TE	06/25/12	Non-Diversified

10	PIMCO MANAGED ACCOUNTS TRUST

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with PIMCO as the Investment Adviser and Administrator, PIMCO Investments LLC and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolios. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (SAI), any press release or shareholder report, any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings from or on behalf of the Trust or a Portfolio creates a contract between or among any shareholders of a Portfolio, on the one hand, and the Trust, a Portfolio, a service provider to the Trust or a Portfolio, and/or the Trustees or officers of the Trust, on the other hand.

The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend its most recent or use a new prospectus, summary prospectus or SAI with respect to a Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

An investment in a Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolios.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Portfolios as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolios. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Portfolio, and information about how each Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Portfolios at (800) 927-4648, on the Portfolios’ website at www.pimco.com/ FISH, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Each Portfolio files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-Q. A copy of each Portfolio’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request by calling the Portfolios at (800) 927-4648, on the Portfolios’ website at www.pimco.com/FISH. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

SEMIANNUAL REPORT	JUNE 30, 2017	11

Fixed Income SHares: Series C	FXICX

Cumulative Returns Through June 30, 2017

Allocation Breakdown as of 06/30/2017†§

U.S. Treasury Obligations	29.8%
Asset-Backed Securities	22.4%
Corporate Bonds & Notes	21.2%
U.S. Government Agencies	20.2%
Non-Agency Mortgage-Backed Securities	3.4%
Short-Term Instruments	1.1%
Other	1.9%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended June 30, 2017
	6 Month*	1 Year	5 Year	10 Year	Commencement of Operations (03/17/00)
Fixed Income SHares: Series C	4.33%	5.35%	3.42%	10.40%	9.79%
Bloomberg Barclays U.S. Credit Intermediate Index	2.54%	1.36%	2.99%	4.87%	5.48%	♦

All Portfolio returns are net of fees and expenses.

* Cumulative Return

♦	Average Annual Return since 03/31/00

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns presented do not reflect the deduction of taxes that a shareholder would pay on portfolio distribution or the redemption of portfolio shares or the deduction of any fees charged to investors at the “wrap account” level. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index.

The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.13%.

12	PIMCO MANAGED ACCOUNTS TRUST

Investment Objective and Strategy Overview

The Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management.

Portfolio Insights

The following affected performance during the reporting period:

»	Overweight exposure to investment grade corporate credit risk, specifically the financial sector, benefited performance, as the total returns of this sector were positive.

»	Exposure to U.S. non-agency mortgages contributed to performance, as spreads narrowed.

»	Exposure to the intermediate portion of the U.S. yield curve was positive for performance, as that portion of the yield curve rallied.

»	Long Mexican peso exposure added to performance, as the currency appreciated against the U.S. dollar.

»	Underweight exposure to investment grade credit spread risk, specifically the industrials sector, detracted from performance, as spreads in that sector narrowed.

SEMIANNUAL REPORT	JUNE 30, 2017	13

Fixed Income SHares: Series LD	FXIDX

Cumulative Returns Through June 30, 2017

Allocation Breakdown as of 06/30/2017†§

Corporate Bonds & Notes	58.0%
U.S. Treasury Obligations	21.9%
Asset-Backed Securities	11.9%
Non-Agency Mortgage-Backed Securities	2.6%
Short-Term Instruments	2.1%
Sovereign Issues	1.5%
Municipal Bonds & Notes	1.0%
Other	1.0%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended June 30, 2017
	6 Month*	1 Year	Commencement of Operations (12/20/13)
Fixed Income SHares: Series LD	2.59%	5.93%	4.05%
BofA Merrill Lynch 1-3 Year U.S. Treasury Index	0.44%	(0.11)%	0.70%

All Portfolio returns are net of fees and expenses.

* Cumulative Return

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns presented do not reflect the deduction of taxes that a shareholder would pay on portfolio distribution or the redemption of portfolio shares or the deduction of any fees charged to investors at the “wrap account” level. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index.

The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.69%.

14	PIMCO MANAGED ACCOUNTS TRUST

Investment Objective and Strategy Overview

The Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management.

Portfolio Insights

The following affected performance during the reporting period:

»

Overweight exposure to investment grade corporate bonds, particularly financials, industrials and utilities, added to performance, as the sectors outperformed like-duration Treasuries during the reporting period, as measured by the Bloomberg Barclays U.S. Credit Index.

»	Spread strategies, particularly security selection of non-agency mortgage backed securities, contributed to performance.

»	Exposure to Mexican rates contributed to performance, as yields fell across the curve during the reporting period.

»	Overall, currency positioning detracted from performance. A long dollar position against the Australian dollar, euro, and Japanese yen hurt performance, as each currency appreciated over the period.

»

U.S. interest rate exposure, as well as yield curve positioning, detracted from returns. More specifically, overweight exposure to the short end of the yield curve detracted from results, as respective Treasury yields rose during the reporting period.

SEMIANNUAL REPORT	JUNE 30, 2017	15

Fixed Income SHares: Series M	FXIMX

Cumulative Returns Through June 30, 2017

Allocation Breakdown as of 06/30/2017†§

U.S. Government Agencies	31.9%
Asset-Backed Securities	22.0%
U.S. Treasury Obligations	19.1%
Non-Agency Mortgage-Backed Securities	12.5%
Corporate Bonds & Notes	9.8%
Municipal Bonds & Notes	2.8%
Short-Term Instruments	1.5%
Other	0.4%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended June 30, 2017
	6 Month*	1 Year	5 Year	10 Year	Commencement of Operations (03/17/00)
Fixed Income SHares: Series M	6.10%	5.02%	5.00%	7.19%	7.80%
Bloomberg Barclays U.S. MBS Fixed Rate Index	1.35%	(0.06)%	2.00%	4.36%	5.01%	♦

All Portfolio returns are net of fees and expenses.

* Cumulative Return

♦ Average Annual Return since 03/31/00

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns presented do not reflect the deduction of taxes that a shareholder would pay on portfolio distribution or the redemption of portfolio shares or the deduction of any fees charged to investors at the “wrap account” level. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index.

The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.16%.

16	PIMCO MANAGED ACCOUNTS TRUST

Investment Objective and Strategy Overview

The Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management.

Portfolio Insights

The following affected performance during the reporting period:

»	Overweight exposure to non-agency mortgage-backed securities (MBS) benefited performance, as spreads narrowed over the period.

»	Overweight exposure to U.S. duration added to performance, as rates rallied.

»	Overweight exposure to corporate credit spread risk added to performance, as spreads narrowed over the period.

»	Long exposure to the Mexican peso, Australian dollar and Russian ruble added to returns, as each currency appreciated versus the U.S. dollar.

SEMIANNUAL REPORT	JUNE 30, 2017	17

Fixed Income SHares: Series R	FXIRX

Cumulative Returns Through June 30, 2017

Allocation Breakdown as of 06/30/2017†§

U.S. Treasury Obligations	75.5%
Sovereign Issues	10.4%
Corporate Bonds & Notes	4.5%
Short-Term Instruments	4.0%
Asset-Backed Securities	2.2%
Non-Agency Mortgage-Backed Securities	1.9%
U.S. Government Agencies	1.5%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended June 30, 2017
	6 Month*	1 Year	5 Year	10 Year	Commencement of Operations (04/15/04)
Fixed Income SHares: Series R	1.73%	2.03%	0.78%	7.01%	6.15%
Bloomberg Barclays U.S. TIPS Index	0.85%	(0.63)%	0.27%	4.27%	4.25%	♦

All Portfolio returns are net of fees and expenses.

* Cumulative Return

♦ Average Annual Return since 04/30/04

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns presented do not reflect the deduction of taxes that a shareholder would pay on portfolio distribution or the redemption of portfolio shares or the deduction of any fees charged to investors at the “wrap account” level. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index.

The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.42%.

18	PIMCO MANAGED ACCOUNTS TRUST

Investment Objective and Strategy Overview

The Portfolio seeks maximum real return, consistent with preservation of real capital and prudent investment management.

Portfolio Insights

The following affected performance during the reporting period:

»	Underweight exposure to nominal U.K. interest rates via interest rate swaps added to performance over the period, as interest rates rose.

»	Underweight exposure to U.K. breakeven inflation achieved via inflation swaps added to performance, as longer-term breakeven inflation rates fell over the period.

»	Exposure to securitized debt added to performance, as the sector posted positive returns.

»	Overweight exposure to the Brazilian real detracted from performance, as the currency depreciated over the period.

SEMIANNUAL REPORT	JUNE 30, 2017	19

Fixed Income SHares: Series TE	FXIEX

Cumulative Returns Through June 30, 2017

Allocation Breakdown as of 06/30/2017†§

Municipal Bonds & Notes	99.1%
Short-Term Instruments	0.9%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended June 30, 2017
	6 Month*	1 Year	5 Year	Commencement of Operations (06/25/12)
Fixed Income SHares: Series TE	5.05%	0.95%	2.84%	2.83%
Bloomberg Barclays 1 Year Municipal Bond Index	0.96%	0.60%	0.72%	0.71%

All Portfolio returns are net of fees and expenses.

* Cumulative Return

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns presented do not reflect the deduction of taxes that a shareholder would pay on portfolio distribution or the redemption of portfolio shares or the deduction of any fees charged to investors at the “wrap account” level. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index.

The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.00%.

20	PIMCO MANAGED ACCOUNTS TRUST

Investment Objective and Strategy Overview

The Portfolio seeks high current income exempt from U.S. federal income tax consistent with prudent investment management. Total return/capital appreciation is a secondary objective.

Portfolio Insights

The following affected performance during the reporting period:

»	Overweight exposure to revenue-backed bonds contributed to results, as they outperformed the broader municipal bond market.

»	Overweight exposure to the Hospitals and Industrial Revenue sectors contributed to returns, as these sectors outperformed the broader municipal bond market during the reporting period.

»

U.S. interest rate and yield curve strategies contributed to performance over the period. Specifically, underweight exposure to the short end of the yield curve and overweight exposure to the long end of the yield curve contributed to performance, as the yield curve flattened.

»	Spread strategies related to non-municipal bond positions moderately detracted from performance.

»	Underweight exposure to Local General Obligation (GO) Bonds detracted from performance, as Local GO’s outperformed the broader municipal bond index.

SEMIANNUAL REPORT	JUNE 30, 2017	21

Expense Examples

Example

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Portfolios is from January 1, 2017 to June 30, 2017 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these rows, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your Portfolio in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/17)	Ending Account Value (06/30/17)	Expenses Paid During Period*	Beginning Account Value (01/01/17)	Ending Account Value (06/30/17)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Series C	$1,000.00	$1,043.30	$1.47	$1,000.00	$1,023.36	$1.45	0.29%
Series LD	1,000.00	1,025.90	5.88	1,000.00	1,018.99	5.86	1.17
Series M	1,000.00	1,061.00	0.76	1,000.00	1,024.06	0.75	0.15
Series R	1,000.00	1,017.30	2.00	1,000.00	1,022.81	2.01	0.40
Series TE	1,000.00	1,050.50	0.10	1,000.00	1,024.70	0.10	0.02	(a)

* Expenses Paid During Period are equal to the net annualized expense ratio for the Portfolio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

(a) The Net Annualized Expense Ratio reflected in the expense example above includes 0.02% of non-cash interest expense as shown in the Financial Statements. If the example excluded non-cash interest expense, Expenses Paid During Period would have been $0.00 for Actual Performance and $0.00 Hypothetical Performance. The additional non-cash interest expense does not reflect actual expenses paid by the Portfolio, but instead is offset by additional interest income recorded by the Portfolio in Tender Option Bonds (“TOBs”) transaction accounted for as secured borrowing. Refer to Note 5, Borrowings and other Financing Transactions in the Notes to Financial Statements for additional information regarding TOBs.

22	PIMCO MANAGED ACCOUNTS TRUST

Benchmark Descriptions

Index	Description

Bloomberg Barclays U.S. Credit Intermediate Index	The Bloomberg Barclays U.S. Credit Intermediate Index is an unmanaged index of publicly issued U.S. corporate and specified non-U.S. debentures and secured notes with intermediate maturities ranging from 1 to 10 years. To qualify, bonds must be SEC-registered. Securities must also meet specific liquidity and quality requirements.

Bloomberg Barclays U.S. MBS Fixed-Rate Index	Bloomberg Barclays U.S. MBS Fixed Rate Index is an unmanaged index of mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). The MBS Index is formed by grouping the universe of over 600,000 individual fixed rate MBS pools into approximately 3,500 generic aggregates.

Bloomberg Barclays U.S. TIPS Index	Bloomberg Barclays U.S. TIPS Index is an unmanaged index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding.

Bloomberg Barclays 1-Year Municipal Bond Index	The Bloomberg Barclays 1-Year Municipal Bond Index is the 1 Year (1-2) component of the Municipal Bond Index. The Index is a rules- based, market-value-weighted index engineered for the long term tax-exempt bond market. To be included in the Index, bonds must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Moody’s, S&P and Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be investment-grade. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated-date after December 31, 1990, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates, and derivatives, are excluded from the benchmark.

BofA Merrill Lynch 1-3 Year U.S. Treasury Index	The BofA Merrill Lynch 1-3 Year U.S. Treasury Index is an unmanaged index comprised of U.S. Treasury securities, other than inflation-protection securities and STRIPS, with at least $1 billion in outstanding face value and a remaining term to final maturity of at least one year and less than three years.

SEMIANNUAL REPORT	JUNE 30, 2017	23

Financial Highlights

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total
Series C
01/01/2017 - 06/30/2017+	$10.05	$0.20	$0.23	$0.43	$(0.20)	$0.00	$0.00	$(0.20)
12/31/2016	10.42	0.44	(0.36)	0.08	(0.38)	0.00	(0.07)	(0.45)
11/01/2015 - 12/31/2015(e)	11.20	0.09	(0.11)	(0.02)	(0.76)	0.00	0.00	(0.76	)(f)
10/31/2015	12.29	0.53	(0.48)	0.05	(0.56)	(0.58)	0.00	(1.14)
10/31/2014	13.11	0.51	0.05	0.56	(0.55)	(0.83)	0.00	(1.38)
10/31/2013	13.75	0.60	(0.24)	0.36	(0.90)	(0.10)	0.00	(1.00)
10/31/2012	12.71	0.65	1.06	1.71	(0.67)	0.00	0.00	(0.67)
Series LD
01/01/2017 - 06/30/2017+	$9.77	$0.19	$0.06	$0.25	$(0.21)	$0.00	$0.00	$(0.21)
12/31/2016	9.83	0.37	0.03	0.40	(0.46)	0.00	0.00	(0.46)
11/01/2015 - 12/31/2015(e)	10.02	0.06	(0.03)	0.03	(0.10)	(0.12)	0.00	(0.22	)(f)
10/31/2015	10.20	0.31	0.00	0.31	(0.38)	(0.11)	0.00	(0.49)
12/20/2013 - 10/31/2014	10.00	0.19	0.22	0.41	(0.21)	0.00	0.00	(0.21)
Series M
01/01/2017 - 06/30/2017+	$9.95	$0.22	$0.38	$0.60	$(0.18)	$0.00	$0.00	$(0.18)
12/31/2016	9.87	0.58	0.27	0.85	(0.49)	(0.28)	0.00	(0.77)
11/01/2015 - 12/31/2015(e)	10.06	0.10	(0.11)	(0.01)	(0.18)	0.00	0.00	(0.18	)(f)
10/31/2015	10.78	0.50	(0.45)	0.05	(0.50)	(0.27)	0.00	(0.77)
10/31/2014	10.86	0.43	0.07	0.50	(0.40)	(0.18)	0.00	(0.58)
10/31/2013	11.22	0.34	(0.23)	0.11	(0.47)	0.00	0.00	(0.47)
10/31/2012	10.51	0.41	0.84	1.25	(0.54)	0.00	0.00	(0.54)
Series R
01/01/2017 - 06/30/2017+	$9.13	$0.19	$(0.03)	$0.16	$(0.19)	$0.00	$0.00	$(0.19)
12/31/2016	8.94	0.35	0.16	0.51	(0.13)	0.00	(0.19)	(0.32)
11/01/2015 - 12/31/2015(e)	9.46	0.01	(0.18)	(0.17)	(0.33)	0.00	(0.02)	(0.35	)(f)
10/31/2015	10.47	0.19	(0.62)	(0.43)	(0.58)	0.00	0.00	(0.58)
10/31/2014	10.52	0.37	0.01	0.38	(0.18)	(0.25)	0.00	(0.43)
10/31/2013	11.93	0.19	(0.69)	(0.50)	(0.23)	(0.68)	0.00	(0.91)
10/31/2012	11.97	0.31	1.10	1.41	(0.40)	(1.05)	0.00	(1.45)

24	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return(c)	Net Assets End of Year or Period (000s)	Expenses(d)		Expenses Excluding Waivers(d)		Expenses Excluding Interest Expense(d)		Expenses Excluding Interest Expense and Waivers(d)		Net Investment Income (Loss)		Portfolio Turnover Rate

$10.28	4.33%	$1,337,413	0.29	%*	0.29	%*	0.00	%*	0.00	%*	3.94	%*	229%
10.05	0.84	1,299,845	0.13		0.13		0.00		0.00		4.35		259
10.42	(0.17)	1,429,703	0.11	*	0.11	*	0.00	*	0.00	*	4.54	*	8
11.20	0.43	1,604,425	0.03		0.03		0.00		0.00		4.56		95
12.29	4.72	2,353,773	0.01		0.01		0.00		0.00		4.11		82
13.11	2.72	3,261,050	0.00		0.00		0.00		0.00		4.65		149
13.75	13.79	4,018,843	0.00		0.00		0.00		0.00		4.87		83

$9.81	2.59%	$62,187	1.17	%*	1.17	%*	0.00	%*	0.00	%*	3.87	%*	75%
9.77	4.17	31,609	0.69		0.69		0.00		0.00		3.83		1,395
9.83	0.29	31,900	0.32	*	0.32	*	0.00	*	0.00	*	3.48	*	44
10.02	3.11	28,100	0.24		0.24		0.00		0.00		3.10		1,135
10.20	4.08	9,070	0.10	*	0.10	*	0.00	*	0.00	*	2.15	*	8,278

$10.37	6.10%	$1,357,737	0.15	%*	0.15	%*	0.00	%*	0.00	%*	4.40	%*	299%
9.95	8.78	1,324,624	0.16		0.16		0.00		0.00		5.65		582
9.87	(0.07)	1,487,909	0.14	*	0.14	*	0.00	*	0.00	*	5.60	*	68
10.06	0.51	1,622,393	0.06		0.06		0.00		0.00		4.83		473
10.78	4.78	2,332,201	0.04		0.04		0.00		0.00		4.01		587
10.86	0.97	2,996,930	0.00		0.00		0.00		0.00		3.25		448
11.22	12.23	3,988,009	0.00		0.00		0.00		0.00		3.78		516

$9.10	1.73%	$154,293	0.40	%*	0.40	%*	0.00	%*	0.00	%*	4.22	%*	104%
9.13	5.68	150,112	0.42		0.42		0.00		0.00		3.81		311
8.94	(1.76)	157,218	0.28	*	0.28	*	0.00	*	0.00	*	0.87	*	16
9.46	(4.22)	174,222	0.16		0.16		0.00		0.00		1.89		126
10.47	3.82	215,671	0.07		0.07		0.00		0.00		3.55		88
10.52	(4.78)	350,159	0.04		0.04		0.00		0.00		2.06		69
11.93	13.26	602,719	0.02		0.02		0.00		0.00		2.67		264

SEMIANNUAL REPORT	JUNE 30, 2017	25

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total
Series TE
01/01/2017 - 06/30/2017+	$9.75	$0.18	$0.31	$0.49	$(0.18)	$0.00	$0.00	$(0.18)
12/31/2016	10.02	0.32	(0.27)	0.05	(0.32)	0.00	0.00	(0.32)
11/01/2015 - 12/31/2015(e)	9.85	0.06	0.17	0.23	(0.06)	0.00	0.00	(0.06	)(f)
10/31/2015	9.90	0.28	(0.06)	0.22	(0.27)	0.00	0.00	(0.27)
10/31/2014	9.64	0.26	0.24	0.50	(0.24)	0.00	0.00	(0.24)
10/31/2013	9.99	0.22	(0.35)	(0.13)	(0.22)	0.00	0.00	(0.22)
06/25/2012 - 10/31/2012	10.00	0.05	(0.01)	0.04	(0.05)	0.00	0.00	(0.05)

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(c)

The calculation assumes that all income dividends and capital gain distributions, if any, have been reinvested. Total return does not reflect broker commissions or “wrap fee” charges. Total investment return for a period of less than one year is not annualized.

(d)

The financial statements reflect the fact that no investment management fees or expenses are incurred by the Portfolios. The Portfolios are an integral part of “wrap-fee” programs sponsored by investment advisers and/or broker-dealers unaffiliated with the Portfolios and PIMCO. Participants in these programs pay a “wrap” fee to the sponsor of the program.

(e)	Fiscal year end changed from October 31st to December 31st.
(f)

Total distributions for the period ended December 31, 2015 may be lower than prior fiscal years due to fiscal year end changes resulting in a reduction of the amount of days in the period ended December 31, 2015.

26	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return(c)	Net Assets End of Year or Period (000s)	Expenses(d)		Expenses Excluding Waivers(d)		Expenses Excluding Interest Expense(d)		Expenses Excluding Interest Expense and Waivers(d)		Net Investment Income (Loss)		Portfolio Turnover Rate

$10.06	5.05%	$87,649	0.02	%*	0.02	%*	0.00	%*	0.00	%*	3.70	%*	50%
9.75	0.40	90,288	0.00		0.00		0.00		0.00		3.14		193
10.02	2.33	92,821	0.00	*	0.00	*	0.00	*	0.00	*	3.43	*	5
9.85	2.25	91,524	0.00		0.00		0.00		0.00		2.91		72
9.90	5.27	95,841	0.00		0.00		0.00		0.00		2.67		8
9.64	(1.40)	65,594	0.00		0.00		0.00		0.00		2.19		18
9.99	0.43	9,450	0.00	*	0.00	*	0.00	*	0.00	*	1.71	*	30

SEMIANNUAL REPORT	JUNE 30, 2017	27

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	Series C	Series LD
Assets:
Investments, at value
Investments in securities*	$2,417,779	$137,390
Financial Derivative Instruments
Exchange-traded or centrally cleared	1,625	297
Over the counter	5,050	134
Cash	57	108
Deposits with counterparty	19,703	1,101
Foreign currency, at value	2,605	241
Receivable for investments sold	1,127	2,527
Receivable for investments sold on a delayed-delivery basis	0	0
Receivable for TBA investments sold	633,674	0
Receivable for Portfolio shares sold	262	113
Interest and/or dividends receivable	12,989	802
Other assets	17	0
Total Assets	3,094,888	142,713

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$65,193	$49,624
Payable for sale-buyback transactions	509,450	29,190
Payable for tender option bond floating rate certificates	0	0
Payable for short sales	75,321	0
Financial Derivative Instruments
Exchange-traded or centrally cleared	392	161
Over the counter	7,308	218
Payable for investments purchased	41,553	1,100
Payable for TBA investments purchased	1,048,082	0
Deposits from counterparty	5,605	0
Payable for Portfolio shares redeemed	239	0
Distributions payable	4,331	233
Other liabilities	1	0
Total Liabilities	1,757,475	80,526

Net Assets	$1,337,413	$62,187

Net Assets Consist of:
Shares of beneficial interest of $0.001 par value (unlimited number authorized)	$130	$6
Paid in capital in excess of par	1,527,079	62,787
Undistributed (overdistributed) net investment income	(5,269)	(138)
Accumulated undistributed net realized gain (loss)	(192,602)	(695)
Net unrealized appreciation (depreciation)	8,075	227

Net Assets	$1,337,413	$62,187

Shares Issued and Outstanding	130,107	6,340

Net Asset Value Per Share Outstanding	$10.28	$9.81

Cost of investments in securities	$2,402,569	$136,561
Cost of foreign currency held	$2,581	$240
Proceeds received on short sales	$75,321	$0
Cost or premiums of financial derivative instruments, net	$(2,051)	$19

* Includes repurchase agreements of:	$26,769	$473

†	A zero balance may reflect actual amounts rounding to less than one thousand.

28	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

June 30, 2017 (Unaudited)

Series M	Series R	Series TE

$2,434,971	$250,342	$89,911

249	496	41
2,826	1,061	26
1	251	997
361	2,127	265
1,098	690	0
4,858	209	0
0	64	0
1,037,634	11,689	0
258	1	8
7,902	826	939
17	0	0
3,490,175	267,756	92,187

$183,363	$1,879	$0
124,278	93,284	0
0	0	3,005
0	0	0

301	328	0
2,602	3,191	72
1,846	47	1,171
1,811,334	13,636	0
4,422	260	0
279	93	0
4,012	745	287
1	0	3
2,132,438	113,463	4,538

$1,357,737	$154,293	$87,649

$131	$17	$9
1,310,499	192,574	85,798
1,392	(1,061)	(15)
18,764	(38,630)	(2,402)
26,951	1,393	4,259

$1,357,737	$154,293	$87,649

130,872	16,954	8,712

$10.37	$9.10	$10.06

$2,407,286	$251,617	$85,787
$1,079	$683	$0
$0	$0	$0
$(963)	$(160)	$(100)

$36,076	$1,195	$0

SEMIANNUAL REPORT	JUNE 30, 2017	29

Statements of Operations

Six Months Ended June 30, 2017 (Unaudited)
(Amounts in thousands†)	Series C	Series LD

Investment Income:
Interest	$28,129	$1,250
Total Income	28,129	1,250

Expenses:
Interest expense	1,949	289
Miscellaneous expense	10	1
Total Expenses	1,959	290

Net Investment Income (Loss)	26,170	960

Net Realized Gain (Loss):
Investments in securities	8,892	355
Exchange-traded or centrally cleared financial derivative instruments	36,523	(39)
Over the counter financial derivative instruments	(7,888)	(119)
Foreign currency	973	32

Net Realized Gain (Loss)	38,500	229

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	28,535	688
Exchange-traded or centrally cleared financial derivative instruments	(35,587)	(377)
Over the counter financial derivative instruments	(982)	(181)
Foreign currency assets and liabilities	(26)	2

Net Change in Unrealized Appreciation (Depreciation)	(8,060)	132

Net Increase (Decrease) in Net Assets Resulting from Operations	$56,610	$1,321

†	A zero balance may reflect actual amounts rounding to less than one thousand.

30	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

Series M	Series R	Series TE

$30,539	$3,667	$1,646
30,539	3,667	1,646

989	316	9
2	1	1
991	317	10

29,548	3,350	1,636

34,767	(257)	399
136	250	(84)
6,085	(208)	100
282	(30)	0

41,270	(245)	415

11,306	1,173	2,442
22	312	98
(1,964)	(1,830)	(97)
171	(10)	0

9,535	(355)	2,443

$80,353	$2,750	$4,494

SEMIANNUAL REPORT	JUNE 30, 2017	31

Statements of Changes in Net Assets

	Series C
(Amounts in thousands†)	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016
Increase (Decrease) in Net Assets from:

Operations:
Net investment income (loss)	$26,170	$62,875
Net realized gain (loss)	38,500	(123,153)
Net change in unrealized appreciation (depreciation)	(8,060)	74,163

Net Increase (Decrease) in Net Assets Resulting from Operations	56,610	13,885

Distributions to Shareholders:
From net investment income	(26,537)	(54,775)
From net realized capital gains	0	0
Tax basis return of capital	0	(9,773)

Total Distributions(a)	(26,537)	(64,548)

Portfolio Share Transactions:
Receipts for shares sold	140,449	353,155
Cost of shares redeemed	(132,954)	(432,350)
Net increase (decrease) resulting from Portfolio share transactions	7,495	(79,195)

Total Increase (Decrease) in Net Assets	37,568	(129,858)

Net Assets:
Beginning of period	1,299,845	1,429,703
End of period*	$1,337,413	$1,299,845

* Including undistributed (overdistributed) net investment income of:	$(5,269)	$(4,902)

Shares of Beneficial Interest:
Shares sold	13,853	34,827
Shares redeemed	(13,074)	(42,771)
Net increase (decrease) in shares outstanding	779	(7,944)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)

The tax characterization of distributions is determined in accordance with federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

32	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

Series LD		Series M
Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016

$960	$1,199	$29,548	$84,044
229	(243)	41,270	(4,820)
132	337	9,535	53,434

1,321	1,293	80,353	132,658

(1,078)	(1,476)	(24,340)	(71,036)
0	0	0	(37,957)
0	0	0	0

(1,078)	(1,476)	(24,340)	(108,993)

36,467	8,949	112,677	244,368
(6,132)	(9,057)	(135,577)	(431,318)
30,335	(108)	(22,900)	(186,950)

30,578	(291)	33,113	(163,285)

31,609	31,900	1,324,624	1,487,909
$62,187	$31,609	$1,357,737	$1,324,624

$(138)	$(20)	$1,392	$(3,816)

3,731	918	11,114	24,068
(628)	(927)	(13,319)	(41,698)
3,103	(9)	(2,205)	(17,630)

SEMIANNUAL REPORT	JUNE 30, 2017	33

Statements of Changes in Net Assets (Cont.)

	Series R		Series TE
(Amounts in thousands†)	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016
Increase (Decrease) in Net Assets from:

Operations:
Net investment income (loss)	$3,350	$5,563	$1,636	$3,011
Net realized gain (loss)	(245)	(11,225)	415	404
Net change in unrealized appreciation (depreciation)	(355)	13,911	2,443	(3,016)

Net Increase (Decrease) in Net Assets Resulting from Operations	2,750	8,249	4,494	399

Distributions to Shareholders:
From net investment income	(3,299)	(1,849)	(1,608)	(3,006)
From net realized capital gains	0	0	0	0
Tax basis return of capital	0	(3,067)	0	0

Total Distributions(a)	(3,299)	(4,916)	(1,608)	(3,006)

Portfolio Share Transactions:
Receipts for shares sold	29,949	40,079	6,678	22,635
Cost of shares redeemed	(25,219)	(50,518)	(12,203)	(22,561)
Net increase (decrease) resulting from Portfolio share transactions	4,730	(10,439)	(5,525)	74

Total Increase (Decrease) in Net Assets	4,181	(7,106)	(2,639)	(2,533)

Net Assets:
Beginning of period	150,112	157,218	90,288	92,821
End of period*	$154,293	$150,112	$87,649	$90,288

* Including undistributed (overdistributed) net investment income of:	$(1,061)	$(1,112)	$(15)	$(43)

Shares of Beneficial Interest:
Shares sold	3,256	4,407	679	2,241
Shares redeemed	(2,742)	(5,559)	(1,233)	(2,235)
Net increase (decrease) in shares outstanding	514	(1,152)	(554)	6

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)

The tax characterization of distributions is determined in accordance with federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

34	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

Statements of Cash Flows

Six Months Ended June 30, 2017
(Amounts in thousands†)	Series C	Series LD	Series R
Cash Flows Provided by (Used for) Operating Activities:
Net increase (decrease) in net assets resulting from operations	$56,610	$1,321	$2,750

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:
Purchases of long-term securities	(5,251,010)	(142,039)	(284,356)
Proceeds from sales of long-term securities	5,039,473	70,951	237,142
(Purchases) Proceeds from sales of short-term portfolio investments, net	22,273	(3,370)	14,469
(Increase) decrease in deposits with counterparty	19,189	(376)	115
(Increase) decrease in receivable for investments sold	(420,494)	(2,527)	45,357
(Increase) decrease in interest and/or dividends receivable	388	(327)	(218)
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	(2,561)	(564)	245
Proceeds from (Payments on) over the counter financial derivative instruments	(6,814)	(143)	(342)
(Increase) decrease in other assets	0	0	1
Increase (decrease) in payable for investments purchased	490,384	1,100	(53,976)
Increase (decrease) in deposits from counterparty	(3,918)	0	(260)
Proceeds from (Payments on) short sales transactions, net	75,321	0	0
Proceeds from (Payments on) foreign currency transactions	947	34	(40)
Increase (decrease) in other liabilities	1	0	0
Net Realized (Gain) Loss
Investments in securities	(8,892)	(355)	257
Exchange-traded or centrally cleared financial derivative instruments	(36,523)	39	(250)
Over the counter financial derivative instruments	7,888	119	208
Foreign currency	(973)	(32)	30
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	(28,535)	(688)	(1,173)
Exchange-traded or centrally cleared financial derivative instruments	35,587	377	(312)
Over the counter financial derivative instruments	982	181	1,830
Foreign currency assets and liabilities	26	(2)	10
Net amortization (accretion) on investments	45	318	(528)
Net Cash Provided by (Used for) Operating Activities	(10,606)	(75,983)	(39,041)

Cash Flows Received from (Used for) Financing Activities:
Proceeds from shares sold	140,659	36,467	30,982
Payments on shares redeemed	(135,680)	(6,132)	(25,126)
Cash distributions paid	(27,958)	(956)	(2,926)
Proceeds from reverse repurchase agreements	4,495,356	313,949	15,919
Payments on reverse repurchase agreements	(4,914,016)	(294,245)	(14,039)
Proceeds from sale-buyback transactions	5,258,141	576,877	943,034
Payments on sale-buyback transactions	(4,808,904)	(549,662)	(908,041)
Net Cash Received from (Used for) Financing Activities	7,598	76,298	39,803

Net (Decrease) in Cash and Foreign Currency	(3,008)	315	762

Cash and Foreign Currency:
Beginning of period	5,670	34	179
End of period	$2,662	$349	$941

Supplemental Disclosure of Cash Flow Information:
Interest expense paid during the period	$2,687	$297	$351

†	A zero balance may reflect actual amounts rounding to less than one thousand.

SEMIANNUAL REPORT	JUNE 30, 2017	35

Schedule of Investments PIMCO Fixed Income SHares: Series C

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 180.8%

LOAN PARTICIPATIONS AND ASSIGNMENTS 1.3%
Energy Future Intermediate Holding Co. LLC
4.295% due 06/30/2017		$6,900	$6,914
Petrobras Netherlands BV
TBD% - 3.281% due 05/10/2022		10,000	9,794

Total Loan Participations and Assignments (Cost $16,738)			16,708

CORPORATE BONDS & NOTES 38.2%

BANKING & FINANCE 28.1%
ABN AMRO Bank NV
4.800% due 04/18/2026		2,000	2,131
Air Lease Corp.
3.000% due 09/15/2023		3,150	3,136
Ally Financial, Inc.
6.250% due 12/01/2017		300	306
American Tower Corp.
3.500% due 01/31/2023		3,375	3,465
4.700% due 03/15/2022		1,600	1,735
Banco Santander S.A.
6.250% due 09/11/2021 (c)	EUR	400	474
Bank of America Corp.
4.000% due 04/01/2024		$500	524
4.100% due 07/24/2023		5,600	5,935
4.125% due 01/22/2024		15,100	15,949
Barclays Bank PLC
7.625% due 11/21/2022		1,200	1,375
7.750% due 04/10/2023		7,300	7,619
10.000% due 05/21/2021	GBP	300	502
14.000% due 06/15/2019 (c)		100	159
Barclays PLC
4.375% due 01/12/2026		$1,500	1,562
6.500% due 09/15/2019 (c)	EUR	400	473
Blackstone CQP Holdco LP
6.500% due 03/20/2021		$12,800	12,871
BPCE S.A.
5.150% due 07/21/2024		1,000	1,070
CIT Group, Inc.
3.875% due 02/19/2019		900	925
Cooperatieve Rabobank UA
4.375% due 08/04/2025		6,000	6,303
6.625% due 06/29/2021 (c)	EUR	5,000	6,363
11.000% due 06/30/2019 (c)		$200	233
Credit Agricole S.A.
7.500% due 06/23/2026 (c)	GBP	100	147
8.125% due 09/19/2033		$1,300	1,386

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Credit Suisse AG
6.500% due 08/08/2023		$1,100	$1,240
Credit Suisse Group Funding Guernsey Ltd.
3.800% due 09/15/2022		400	416
Crown Castle International Corp.
5.250% due 01/15/2023		4,000	4,448
Deutsche Bank AG
4.250% due 10/14/2021		16,375	17,162
Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		7,581	7,876
FleetBoston Financial Corp.
6.875% due 01/15/2028		2,120	2,591
General Motors Financial Co., Inc.
4.250% due 05/15/2023		23,220	24,330
Goldman Sachs Group, Inc.
3.500% due 01/23/2025		25,000	25,298
4.000% due 03/03/2024		16,700	17,499
HBOS PLC
6.750% due 05/21/2018		25,300	26,321
HSBC Holdings PLC
6.375% due 09/17/2024 (c)		1,200	1,260
JPMorgan Chase & Co.
3.625% due 05/13/2024		900	929
7.900% due 04/30/2018 (c)		30,900	32,159
Lincoln Finance Ltd.
6.875% due 04/15/2021	EUR	3,300	4,048
MetLife Capital Trust
7.875% due 12/15/2067		$600	813
Morgan Stanley
3.700% due 10/23/2024		10,000	10,273
3.875% due 04/29/2024		1,000	1,040
4.000% due 07/23/2025		6,900	7,210
Navient Corp.
5.500% due 01/15/2019		1,500	1,566
5.875% due 03/25/2021		5,255	5,570
7.250% due 01/25/2022		12,700	13,922
8.000% due 03/25/2020		1,100	1,232
Preferred Term Securities Ltd.
1.817% due 03/24/2034		196	181
Royal Bank of Scotland Group PLC
6.990% due 10/05/2017 (c)		400	455
7.500% due 08/10/2020 (c)		2,200	2,276
8.625% due 08/15/2021 (c)		17,000	18,572
Santander UK Group Holdings PLC
2.875% due 08/05/2021		3,100	3,110
SLM Student Loan Trust
0.840% due 03/15/2038	GBP	24,146	30,625
0.840% due 12/15/2039		7,810	9,487
Springleaf Finance Corp.
6.125% due 05/15/2022		$7,700	8,143

36	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

June 30, 2017

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UBS AG
4.750% due 02/12/2026	EUR	400	$505
Wells Fargo & Co.
3.450% due 02/13/2023		$7,700	7,889
7.980% due 03/15/2018 (c)		12,917	13,479

			376,568

INDUSTRIALS 8.6%
Alliance Data Systems Corp.
5.250% due 12/01/2017		12,750	12,894
AutoNation, Inc.
6.750% due 04/15/2018		800	830
Brunswick Rail Finance Designated Activity Co.
6.500% due 11/01/2017		2,800	2,252
Charter Communications Operating LLC
4.908% due 07/23/2025		800	866
CSC Holdings LLC
7.875% due 02/15/2018		810	837
Delta Air Lines Pass-Through Trust
4.950% due 11/23/2020		204	212
6.200% due 01/02/2020		218	227
Ecopetrol S.A.
5.875% due 09/18/2023		2,500	2,740
Energy Transfer LP
9.700% due 03/15/2019		300	336
Ford Motor Co.
7.450% due 07/16/2031		6,000	7,605
Kinder Morgan Energy Partners LP
3.500% due 03/01/2021		300	308
3.950% due 09/01/2022		1,000	1,034
6.850% due 02/15/2020		3,000	3,309
Latam Airlines Pass-Through Trust
4.200% due 08/15/2029		2,919	2,909
Northwest Airlines Pass-Through Trust
7.041% due 10/01/2023		1,100	1,268
7.150% due 04/01/2021		16,250	17,307
Ooredoo International Finance Ltd.
5.000% due 10/19/2025		4,500	4,855
5.000% due 10/19/2025 (e)		7,300	7,876
Phosagro OAO via Phosagro Bond Funding DAC
4.204% due 02/13/2018		4,300	4,346
Rockies Express Pipeline LLC
5.625% due 04/15/2020		100	107
SES Global Americas Holdings GP
2.500% due 03/25/2019		400	400
Severstal OAO Via Steel Capital S.A.
6.700% due 10/25/2017		500	507
SFR Group S.A.
5.375% due 05/15/2022	EUR	700	835

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Sibur Securities DAC
3.914% due 01/31/2018		$4,400	$4,435
Solvay Finance America LLC
4.450% due 12/03/2025		1,000	1,066
Volkswagen Group of America Finance LLC
1.642% due 05/22/2018		1,100	1,101
WestJet Airlines Ltd.
3.500% due 06/16/2021		1,800	1,841
Wind Acquisition Finance S.A.
4.000% due 07/15/2020	EUR	28,200	32,573

			114,876

UTILITIES 1.5%
AK Transneft OJSC Via TransCapitalInvest Ltd.
8.700% due 08/07/2018		$700	746
FirstEnergy Corp.
2.750% due 03/15/2018		2,000	2,013
Gazprom OAO Via Gaz Capital S.A.
8.146% due 04/11/2018		600	626
NRG Energy, Inc.
7.625% due 01/15/2018		1,162	1,203
Petrobras Global Finance BV
6.125% due 01/17/2022		4,350	4,502
Rosneft Finance S.A.
7.875% due 03/13/2018		3,700	3,836
SSE PLC
5.625% due 10/01/2017 (c)	EUR	5,000	5,787
TECO Finance, Inc.
6.572% due 11/01/2017		$983	998

			19,711

Total Corporate Bonds & Notes (Cost $499,448)			511,155

MUNICIPAL BONDS & NOTES 0.7%

ILLINOIS 0.6%
Chicago, Illinois General Obligation Bonds, Series 2008
5.630% due 01/01/2022		200	199
Chicago, Illinois General Obligation Bonds, Series 2015
7.375% due 01/01/2033		1,500	1,547
7.750% due 01/01/2042		4,350	4,438
Chicago, Illinois General Obligation Notes, Series 2015
5.633% due 01/01/2020		200	202
Illinois State General Obligation Bonds, (BABs), Series 2010
7.350% due 07/01/2035		1,095	1,173

			7,559

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	37

Schedule of Investments PIMCO Fixed Income SHares: Series C (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
TEXAS 0.1%
Texas Public Finance Authority Revenue Notes, Series 2014
8.250% due 07/01/2024	$1,390	$1,474

Total Municipal Bonds & Notes (Cost $8,937)		9,033

U.S. GOVERNMENT AGENCIES 36.6%
Fannie Mae
4.500% due 08/01/2039 - 11/01/2041	318	343
Fannie Mae, TBA
3.000% due 08/01/2032	74,000	75,867
3.500% due 08/01/2032 - 09/01/2047	346,000	354,803
4.000% due 08/01/2047	21,000	22,035
5.000% due 08/01/2047	33,000	36,016
Freddie Mac
1.875% due 12/01/2018	2	2
6.500% due 01/01/2038 - 10/01/2038	53	59
Ginnie Mae
2.375% due 01/20/2022	4	4

Total U.S. Government Agencies (Cost $490,278)		489,129

U.S. TREASURY OBLIGATIONS 53.9%
U.S. Treasury Bonds
3.000% due 05/15/2045	24,300	25,084
U.S. Treasury Notes
1.250% due 10/31/2021 (e)	207,500	202,681
1.750% due 04/30/2022 (g)(i)	6,000	5,966
1.750% due 09/30/2022 (i)	7,400	7,333
1.875% due 01/31/2022 (e)(g)	164,900	165,116
1.875% due 08/31/2022	8,000	7,984
2.125% due 06/30/2022	20,800	21,027
2.250% due 02/15/2027 (e)	255,600	254,502
2.375% due 05/15/2027	31,300	31,507

Total U.S. Treasury Obligations (Cost $720,813)		721,200

NON-AGENCY MORTGAGE-BACKED SECURITIES 6.1%
Banc of America Funding Trust
3.559% due 01/20/2047 ^	75	71
Bear Stearns Adjustable Rate Mortgage Trust
3.274% due 10/25/2033	44	44
3.283% due 05/25/2034	36	34
3.636% due 03/25/2035	91	92
Bear Stearns ALT-A Trust
3.310% due 02/25/2036 ^	747	638

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Citigroup Mortgage Loan Trust, Inc.
2.690% due 09/25/2035		$188	$194
3.180% due 09/25/2035		154	159
Cordusio RMBS SRL
0.000% due 06/30/2035	EUR	62	70
Countrywide Alternative Loan Trust
1.416% due 05/25/2036		$66	57
6.000% due 08/25/2034		9,836	10,361
Countrywide Home Loan Mortgage Pass-Through Trust
1.856% due 03/25/2035		137	111
3.399% due 08/25/2034 ^		22	20
Credit Suisse First Boston Mortgage Securities Corp.
2.989% due 07/25/2033		4	4
Downey Savings & Loan Association Mortgage Loan Trust
1.469% due 08/19/2045		1,004	888
2.949% due 07/19/2044		620	623
Eurosail PLC
1.240% due 06/13/2045	GBP	3,027	3,748
Fort Cre LLC
2.712% due 05/21/2036		$6,953	6,965
GreenPoint Mortgage Funding Trust
1.676% due 06/25/2045		2,050	1,848
Greenpoint Mortgage Pass-Through Certificates
3.718% due 10/25/2033		6	6
GSR Mortgage Loan Trust
2.560% due 03/25/2033		35	34
3.109% due 09/25/2035		272	278
3.209% due 09/25/2035		618	635
HarborView Mortgage Loan Trust
1.399% due 01/19/2038		179	169
1.552% due 06/20/2035		287	281
3.202% due 05/19/2033		65	64
HomeBanc Mortgage Trust
1.476% due 01/25/2036		1,483	1,337
3.181% due 04/25/2037 ^		128	116
JPMorgan Mortgage Trust
2.980% due 11/25/2033		33	32
3.406% due 07/25/2035		552	555
3.411% due 07/25/2035		362	362
3.505% due 02/25/2035		30	29
LMREC, Inc.
2.710% due 11/24/2031		21,000	21,158
Morgan Stanley Mortgage Loan Trust
3.426% due 08/25/2034		4,674	4,758
RBSSP Resecuritization Trust
1.491% due 04/26/2037		1,436	1,366
1.533% due 09/26/2034		1,909	1,844
Residential Accredit Loans, Inc. Trust
1.426% due 04/25/2046		1,025	539

38	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

June 30, 2017

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Structured Adjustable Rate Mortgage Loan Trust
3.396% due 02/25/2034		$64	$64
Structured Asset Mortgage Investments Trust
1.526% due 09/25/2045		983	897
Uropa Securities PLC
0.489% due 06/10/2059	GBP	9,564	12,012
0.639% due 06/10/2059		2,210	2,630
0.839% due 06/10/2059		1,729	2,040
1.039% due 06/10/2059		1,841	2,148
WaMu Mortgage Pass-Through Certificates Trust
1.526% due 01/25/2045		$112	110
1.732% due 02/25/2046		755	739
1.956% due 11/25/2034		1,215	1,199
Wells Fargo Mortgage-Backed Securities Trust
3.063% due 03/25/2036		227	220

Total Non-Agency Mortgage-Backed Securities (Cost $79,342)			81,549

ASSET-BACKED SECURITIES 40.6%
Ameriquest Mortgage Securities Trust
1.606% due 03/25/2036		100	98
Arbor Realty Trust, Inc.
2.459% due 04/15/2027		11,900	11,958
Ares Enhanced Loan Investment Strategy IR Ltd.
2.553% due 07/23/2025		9,650	9,694
Atlas Senior Loan Fund Ltd.
2.400% due 01/30/2024		9,041	9,055
Atrium CDO Corp.
2.503% due 10/23/2024		10,000	10,050
AVANT Loans Funding Trust
2.960% due 09/16/2019		372	373
Bayview Opportunity Master Fund Trust
3.475% due 04/28/2032		7,447	7,457
Bear Stearns Asset-Backed Securities Trust
1.416% due 12/25/2036		1,173	1,129
1.626% due 12/25/2035		657	656
2.216% due 10/25/2037		317	319
BNC Mortgage Loan Trust
1.316% due 05/25/2037		232	231
Bosphorus CLO
0.700% due 10/15/2025	EUR	10,741	12,287
BSPRT Issuer Ltd.
2.426% due 06/15/2027		$11,000	11,017
Cadogan Square CLO BV
0.000% due 07/24/2023	EUR	96	110
Carlyle Global Market Strategies CLO Ltd.
2.298% due 10/16/2025		$15,000	15,019
Cent CLO Ltd.
2.589% due 11/07/2026		5,400	5,424

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Citigroup Mortgage Loan Trust Asset-Backed Pass-Through Certificates
2.146% due 05/25/2035	$3,499	$3,367
Conseco Financial Corp.
6.220% due 03/01/2030	99	106
6.530% due 02/01/2031	2,441	2,415
Credit Suisse Mortgage Capital Mortgage-Backed Trust
4.500% due 03/25/2021	11,492	11,529
Denali Capital CLO Ltd.
2.317% due 04/28/2025	28,500	28,526
Dryden Senior Loan Fund
0.000% due 10/15/2026	12,600	12,604
2.358% due 01/15/2025	9,054	9,065
ECAF Ltd.
3.473% due 06/15/2040	704	694
4.947% due 06/15/2040	483	476
Finn Square CLO Ltd.
2.506% due 12/24/2023	11,261	11,274
First Franklin Mortgage Loan Trust
1.706% due 09/25/2035	701	702
First NLC Trust
1.921% due 12/25/2035	671	671
Fortress Credit BSL Ltd.
2.308% due 10/19/2025	13,500	13,507
Galaxy CLO Ltd.
2.310% due 11/16/2025	17,400	17,419
Greystone Commercial Real Estate Ltd.
2.539% due 03/15/2027	17,900	17,922
Home Equity Asset Trust
2.416% due 10/25/2033	605	598
Jamestown CLO Ltd.
2.298% due 01/15/2026	6,250	6,250
2.378% due 01/17/2027	12,750	12,750
KKR Financial CLO Ltd.
2.603% due 01/23/2026	8,150	8,178
KVK CLO Ltd.
2.308% due 01/15/2026	25,000	25,024
Lockwood Grove CLO Ltd.
2.626% due 04/25/2025	12,250	12,327
Madison Park Funding Ltd.
2.268% due 01/19/2025	20,000	20,024
Mariner CLO LLC
2.743% due 07/23/2026	29,300	29,301
Merrill Lynch Mortgage Investors Trust
1.336% due 02/25/2037	192	93
Morgan Stanley ABS Capital, Inc. Trust
1.861% due 09/25/2035	500	487
Morgan Stanley Mortgage Loan Trust
1.576% due 04/25/2037	137	69

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	39

Schedule of Investments PIMCO Fixed Income SHares: Series C (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Mountain View CLO Ltd.
2.398% due 10/15/2026		$7,000	$7,008
Navient Student Loan Trust
2.266% due 12/27/2066		22,502	22,664
NewMark Capital Funding CLO Ltd.
2.372% due 06/30/2026		9,260	9,263
Nomura Home Equity Loan, Inc. Home Equity Loan Trust
2.101% due 09/25/2035		1,000	1,000
Northwoods Capital Ltd.
2.254% due 11/04/2025		10,600	10,620
OHA Loan Funding Ltd.
2.456% due 08/23/2024		5,500	5,525
Palmer Square CLO Ltd.
2.378% due 10/17/2027		18,600	18,606
Race Point CLO Ltd.
2.379% due 11/08/2024		2,899	2,898
Residential Asset Securities Corp. Trust
1.856% due 08/25/2035		6,189	5,683
Shackleton CLO Ltd.
2.275% due 01/13/2025		4,700	4,711
SLM Student Loan Trust
0.219% due 01/25/2041	EUR	8,400	9,198
Stanwich Mortgage Loan Co.
3.844% due 10/16/2046		$11,506	11,530
Structured Asset Investment Loan Trust
1.906% due 06/25/2035		618	618
Structured Asset Securities Corp. Mortgage Loan Trust
1.556% due 02/25/2036		1,000	994
1.666% due 11/25/2035		1,200	1,194
THL Credit Wind River CLO Ltd.
2.598% due 01/18/2026		4,900	4,913
TICC CLO LLC
1.750% due 08/25/2023		464	465
TICP CLO Ltd.
2.336% due 01/20/2027		11,800	11,803
Tralee CLO Ltd.
2.606% due 07/20/2026		6,750	6,781
U.S. Residential Opportunity Fund Trust
3.475% due 07/27/2036		6,393	6,452
Venture CLO Ltd.
2.668% due 04/15/2026		11,300	11,314

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
VOLT LLC
3.125% due 06/25/2047		$5,600	$5,600
3.375% due 04/25/2047		10,771	10,790
3.375% due 05/28/2047		15,713	15,747
3.500% due 03/25/2047		14,975	15,038
Wells Fargo Home Equity Asset-Backed Securities Trust
1.806% due 11/25/2035		1,500	1,504
2.266% due 10/25/2034		272	266

Total Asset-Backed Securities (Cost $539,091)			542,440

SOVEREIGN ISSUES 1.4%
Banco Nacional de Desenvolvimento Economico e Social
6.369% due 06/16/2018		3,300	3,424
Republic of Greece Government International Bond
3.800% due 08/08/2017	JPY	955,000	8,459
4.500% due 07/03/2017		820,000	7,318

Total Sovereign Issues (Cost $20,558)			19,201

SHORT-TERM INSTRUMENTS 2.0%

REPURCHASE AGREEMENTS (d) 2.0%
			26,769

U.S. TREASURY BILLS 0.0%
0.963% due 08/31/2017 (a)(b)(e)		$596	595

Total Short-Term Instruments (Cost $27,364)			27,364

Total Investments in Securities (Cost $2,402,569)			2,417,779

Total Investments 180.8% (Cost $2,402,569)			$2,417,779

Financial Derivative Instruments (f)(h) (0.1)% (Cost or Premiums, net $(2,051))			(1,025)

Other Assets and Liabilities, net (80.7)%			(1,079,341)

Net Assets 100.0%			$1,337,413

40	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

June 30, 2017

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Coupon represents a weighted yield to maturity.
(b)	Zero coupon security.
(c)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
NOM	1.050%	06/30/2017	07/03/2017	$23,600	U.S. Treasury Notes 1.750% due 09/30/2022	$(24,061)	$23,600	$23,602
SSB	0.050	06/30/2017	07/03/2017	3,169	U.S. Treasury Notes 3.500% due 05/15/2020(2)	(3,233)	3,169	3,169

Total Repurchase Agreements						$(27,294)	$26,769	$26,771

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(3)	Settlement Date	Maturity Date		Amount Borrowed(3)	Payable for Reverse Repurchase Agreements
BOM	1.060%	06/09/2017	07/12/2017		$(10,328)	$(10,335)
BOS	1.140	05/16/2017	07/17/2017		(2,636)	(2,640)
BRC	(0.150)	06/14/2017	TBD	(4)	(3,299)	(3,299)
RDR	1.050	06/08/2017	07/07/2017		(22,626)	(22,643)
	1.060	05/05/2017	07/07/2017		(26,231)	(26,276)

Total Reverse Repurchase Agreements						$(65,193)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(3)	Borrowing Date	Maturity Date	Amount Borrowed(3)	Payable for Sale-Buyback Transactions(5)
GSC	1.110%	05/17/2017	07/17/2017	$(251,436)	$(251,800)
	1.150	05/11/2017	07/11/2017	(19,364)	(19,396)
	1.160	06/02/2017	07/05/2017	(29,751)	(29,781)
UBS	1.220	06/08/2017	08/08/2017	(168,357)	(168,500)
	2.440	06/05/2017	09/05/2017	(3,735)	(3,738)
	2.440	06/08/2017	08/08/2017	(36,204)	(36,235)

Total Sale-Buyback Transactions					$(509,450)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	41

Schedule of Investments PIMCO Fixed Income SHares: Series C (Cont.)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (5.6)%
Fannie Mae, TBA	3.500%	07/01/2047	$73,000	$(75,321)	$(75,321)

Total Short Sales (5.6)%				$(75,321)	$(75,321)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2017:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(6)
Global/Master Repurchase Agreement
BOM	$0	$(10,335)	$0	$(10,335)	$10,321	$(14)
BOS	0	(2,640)	0	(2,640)	2,637	(3)
BRC	0	(3,299)	0	(3,299)	3,237	(62)
NOM	23,602	0	0	23,602	(24,061)	(459)
RDR	0	(48,919)	0	(48,919)	48,427	(492)
SSB	3,169	0	0	3,169	(3,233)	(64)

Master Securities Forward Transaction Agreement
GSC	0	0	(300,977)	(300,977)	297,711	(3,266)
UBS	0	0	(208,473)	(208,473)	207,283	(1,190)

Total Borrowings and Other Financing Transactions	$26,771	$(65,193)	$(509,450)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$0	$0	$(3,299)	$(3,299)
U.S. Treasury Obligations	0	(61,894)	0	0	(61,894)

Total	$0	$(61,894)	$0	$(3,299)	$(65,193)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(300,977)	(208,473)	0	(509,450)

Total	$0	$(300,977)	$(208,473)	$0	$(509,450)

Total Borrowings	$0	$(362,871)	$(208,473)	$(3,299)	$(574,643)

Gross amount of recognized liabilities for reverse repurchase agreements and sale-buyback financing transactions					$(574,643)

(e)	Securities with an aggregate market value of $571,659 have been pledged as collateral under the terms of the above master agreements as of June 30, 2017.

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.

42	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

June 30, 2017

(3)

The average amount of borrowings outstanding during the period ended 06/30/2017 was $(451,616) at a weighted average interest rate of 0.792%. Average borrowings may include sale-buyback transactions and reverse repurchase agreements, if held during the period.

(4)	Open maturity reverse repurchase agreement.
(5)	Payable for sale-buyback transactions includes $(373) of deferred price drop.
(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOT U.S. Treasury 10-Year Note September Futures	$112.000	08/25/2017	373	$3	$1
Put - CBOT U.S. Treasury 10-Year Note September Futures	112.500	08/25/2017	371	4	0
Put - CBOT U.S. Treasury 10-Year Note September Futures	114.000	08/25/2017	139	1	0
Put - CBOT U.S. Treasury 10-Year Note September Futures	115.000	08/25/2017	73	1	0
Put - CBOT U.S. Treasury 10-Year Note September Futures	116.500	08/25/2017	14	0	0

				$9	$1

Total Purchased Options				$9	$1

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar March Futures	03/2018	1,332	$327,805	$566	$0	$(66)
U.S. Treasury 10-Year Note September Futures	09/2017	550	69,042	(186)	0	(155)

				$380	$0	$(221)

Total Futures Contracts				$380	$0	$(221)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at June 30, 2017(3)	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
								Asset	Liability
Ally Financial, Inc.	5.000%	06/20/2022	2.099%	$30,500	$3,769	$311	$4,080	$89	$0
Ford Motor Co.	5.000	12/20/2023	1.761	11,000	1,997	99	2,096	0	(7)
Kinder Morgan, Inc.	1.000	06/20/2021	0.714	8,900	(182)	283	101	6	0
Kinder Morgan, Inc.	1.000	12/20/2021	0.867	1,100	(37)	44	7	0	0

					$5,547	$737	$6,284	$95	$(7)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	43

Schedule of Investments PIMCO Fixed Income SHares: Series C (Cont.)

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Pay	3-Month USD-LIBOR	1.750%	12/21/2026	$	256,700	$1,879	$9,613	$11,492	$745	$0
Receive	3-Month USD-LIBOR	1.750	12/21/2023		70,000	1,127	282	1,409	163	0
Receive(1)	6-Month EUR-EURIBOR	1.000	09/20/2027	EUR	49,800	(326)	40	(286)	40	0
Receive(1)	6-Month GBP-LIBOR	1.500	09/20/2027	GBP	46,000	(1,649)	893	(756)	581	0
Pay	28-Day MXN-TIIE	6.000	06/07/2022	MXN	1,039,800	791	(2,787)	(1,996)	0	(164)

						$1,822	$8,041	$9,863	$1,529	$(164)

Total Swap Agreements						$7,369	$8,778	$16,147	$1,624	$(171)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$1	$0	$1,624	$1,625	$0	$(221)	$(171)	$(392)

(g)	Securities with an aggregate market value of $16,602 and cash of $19,737 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2017. See Note 8, Master Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

44	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

June 30, 2017

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received		Unrealized Appreciation/ (Depreciation)
							Asset	Liability
AZD	07/2017	$		26,362	AUD	34,746	$344	$0
	08/2017		AUD	34,746	$	26,353	0	(343)
BOA	07/2017			34,746		25,872	0	(834)
	07/2017		EUR	61,560		69,193	0	(1,117)
	08/2017		MXN	14,306		755	0	(29)
	08/2017	$		8,333	ZAR	107,707	0	(142)
BPS	07/2017			12,652	JPY	1,416,422	0	(59)
	08/2017		JPY	1,416,422	$	12,667	59	0
	08/2017	$		125	MXN	2,301	1	0
BRC	08/2017			28,381		547,248	1,610	0
CBK	07/2017		GBP	25,330	$	32,592	0	(399)
	08/2017		MXN	562,194		31,101	291	0
	08/2017	$		389	MXN	7,184	5	0
DUB	07/2017		BRL	69,437	$	20,923	18	(54)
	07/2017	$		21,396	BRL	69,437	0	(437)
	08/2017			8,465		28,388	54	0
FBF	07/2017			73,020	EUR	64,420	557	0
	08/2017		EUR	64,420	$	73,128	0	(555)
	09/2017		KRW	3,199,711		2,846	46	0
GLM	07/2017		BRL	68,564		20,638	0	(58)
	07/2017		EUR	10,766		12,021	0	(276)
	07/2017		JPY	1,416,422		12,793	200	0
	07/2017	$		20,741	BRL	68,564	0	(45)
	07/2017			45	CNH	309	1	0
	07/2017			1,301	GBP	1,003	6	0
	08/2017			164	MXN	2,997	0	0
	09/2017			8,333	RUB	490,564	0	(149)
HUS	08/2017			466	MXN	8,357	0	(8)
JPM	07/2017			17,859	EUR	15,912	314	0
	08/2017			7,661	JPY	856,600	0	(36)
	08/2017			566	MXN	10,270	0	(4)
SCX	07/2017		GBP	23,350	$	30,071	0	(341)
	08/2017	$		415	PLN	1,602	17	0
	12/2017			8,333	INR	546,641	0	(38)
SOG	08/2017			196	MXN	3,669	6	0
	09/2017		TWD	2,285,238	$	75,710	387	0
UAG	07/2017		EUR	8,006		9,005	0	(139)
	07/2017	$		62,388	GBP	48,680	1,015	0
	08/2017		GBP	48,680	$	62,444	0	(1,015)

Total Forward Foreign Currency Contracts							$4,931	$(6,078)

WRITTEN OPTIONS:

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED JUNE 30, 2017:

	Balance at Beginning of Period	Sales	Closing Buys	Expirations	Exercised	Balance at End of Period
Notional Amount in $	$114,600	$0	$0	$(57,300)	$(57,300)	$0
Premiums	$(867)	$0	$0	$409	$458	$0

As of June 30, 2017 there were no open written options.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	45

Schedule of Investments PIMCO Fixed Income SHares: Series C (Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at June 30, 2017(2)	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BPS	Brazil Government International Bond	1.000%	06/20/2022	2.376%	$10,750	$(749)	$77	$0	$(672)
BRC	Brazil Government International Bond	1.000	06/20/2022	2.376	5,300	(371)	40	0	(331)
	Mexico Government International Bond	1.000	06/20/2022	1.128	40,000	(1,049)	822	0	(227)
	Springleaf Finance Corp.	5.000	06/20/2022	2.972	800	66	7	73	0
GST	Springleaf Finance Corp.	5.000	06/20/2022	2.972	500	43	3	46	0

						$(2,060)	$949	$119	$(1,230)

Total Swap Agreements						$(2,060)	$949	$119	$(1,230)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(4)
AZD	$344	$0	$0	$344	$(343)	$0	$0	$(343)	$1	$0	$1
BOA	0	0	0	0	(2,122)	0	0	(2,122)	(2,122)	2,183	61
BPS	60	0	0	60	(59)	0	(672)	(731)	(671)	665	(6)
BRC	1,610	0	73	1,683	0	0	(558)	(558)	1,125	(1,370)	(245)
CBK	296	0	0	296	(399)	0	0	(399)	(103)	284	181
DUB	72	0	0	72	(491)	0	0	(491)	(419)	645	226
FBF	603	0	0	603	(555)	0	0	(555)	48	0	48
GLM	207	0	0	207	(528)	0	0	(528)	(321)	227	(94)
GST	0	0	46	46	0	0	0	0	46	0	46
HUS	0	0	0	0	(8)	0	0	(8)	(8)	0	(8)
JPM	314	0	0	314	(40)	0	0	(40)	274	(260)	14
SCX	17	0	0	17	(379)	0	0	(379)	(362)	0	(362)
SOG	393	0	0	393	0	0	0	0	393	(260)	133
UAG	1,015	0	0	1,015	(1,154)	0	0	(1,154)	(139)	0	(139)

Total Over the Counter	$4,931	$0	$119	$5,050	$(6,078)	$0	$(1,230)	$(7,308)

(i)	Securities with an aggregate market value of $4,004 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2017.

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

46	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

June 30, 2017

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$1	$1
Swap Agreements	0	95	0	0	1,529	1,624

	$0	$95	$0	$0	$1,530	$1,625

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,931	$0	$4,931
Swap Agreements	0	119	0	0	0	119

	$0	$119	$0	$4,931	$0	$5,050

	$0	$214	$0	$4,931	$1,530	$6,675

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$221	$221
Swap Agreements	0	7	0	0	164	171

	$0	$7	$0	$0	$385	$392

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$6,078	$0	$6,078
Swap Agreements	0	1,230	0	0	0	1,230

	$0	$1,230	$0	$6,078	$0	$7,308

	$0	$1,237	$0	$6,078	$385	$7,700

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	47

Schedule of Investments PIMCO Fixed Income SHares: Series C (Cont.)

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(9)	$(9)
Futures	0	0	0	0	2,113	2,113
Swap Agreements	0	1,036	0	0	33,383	34,419

	$0	$1,036	$0	$0	$35,487	$36,523

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(9,999)	$0	$(9,999)
Written Options	0	0	0	0	409	409
Swap Agreements	0	1,702	0	0	0	1,702

	$0	$1,702	$0	$(9,999)	$409	$(7,888)

	$0	$2,738	$0	$(9,999)	$35,896	$28,635

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(7)	$(7)
Futures	0	0	0	0	381	381
Swap Agreements	0	556	0	0	(36,517)	(35,961)

	$0	$556	$0	$0	$(36,143)	$(35,587)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(962)	$0	$(962)
Written Options	0	0	0	0	(237)	(237)
Swap Agreements	0	217	0	0	0	217

	$0	$217	$0	$(962)	$(237)	$(982)

	$0	$773	$0	$(962)	$(36,380)	$(36,569)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2017 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2017
Investments in Securities, at Value
Loan Participations and Assignments	$0	$6,914	$9,794	$16,708
Corporate Bonds & Notes
Banking & Finance	0	376,568	0	376,568
Industrials	0	114,876	0	114,876
Utilities	0	19,711	0	19,711
Municipal Bonds & Notes
Illinois	0	7,559	0	7,559
Texas	0	1,474	0	1,474
U.S. Government Agencies	0	489,129	0	489,129
U.S. Treasury Obligations	0	721,200	0	721,200
Non-Agency Mortgage-Backed Securities	0	60,391	21,158	81,549
Asset-Backed Securities	0	536,840	5,600	542,440
Sovereign Issues	0	19,201	0	19,201
Short-Term Instruments
Repurchase Agreements	0	26,769	0	26,769
U.S. Treasury Bills	0	595	0	595

Total Investments	$0	$2,381,227	$36,552	$2,417,779

48	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

June 30, 2017

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2017
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(75,321)	$0	$(75,321)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	1,625	0	1,625
Over the counter	0	5,050	0	5,050
	$0	$6,675	$0	$6,675

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(221)	(171)	0	(392)
Over the counter	0	(7,308)	0	(7,308)
	$(221)	$(7,479)	$0	$(7,700)
Total Financial Derivative Instruments	$(221)	$(804)	$0	$(1,025)

Totals	$(221)	$2,305,102	$36,552	$2,341,433

There were no significant transfers among Levels 1 and 2 during the period ended June 30, 2017.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended June 30, 2017:

Category and Subcategory	Beginning Balance at 12/31/2016	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 06/30/2017	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 06/30/2017(1)
Investments in Securities, at Value
Loan Participations and Assignments	$0	$9,838	$0	$0	$0	$(44)	$0	$0	$9,794	$(44)
Corporate Bonds & Notes
Industrials	17,919	0	(917)	(45)	(23)	373	0	(17,307)	0	0
Non-Agency Mortgage-Backed Securities	32,417	0	(4,485)	0	0	191	0	(6,965)	21,158	177
Asset-Backed Securities	0	5,600	0	0	0	0	0	0	5,600	0

Totals	$50,336	$15,438	$(5,402)	$(45)	$(23)	$520	$0	$(24,272)	$36,552	$133

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 06/30/2017	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Loan Participations and Assignments	$9,794	Third Party Vendor	Broker Quote	97.938
Non-Agency Mortgage-Backed Securities	21,158	Third Party Vendor	Broker Quote	100.750
Asset-Backed Securities	5,600	Third Party Vendor	Broker Quote	100.000

Total	$36,552

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at June 30, 2017 may be due to an investment no longer held or categorized as Level 3 at period end.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	49

Schedule of Investments PIMCO Fixed Income SHares: Series LD

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 220.9%

LOAN PARTICIPATIONS AND ASSIGNMENTS 1.0%
Energy Future Intermediate Holding Co. LLC
4.295% due 06/30/2017	$400	$401
Las Vegas Sands LLC
3.230% due 03/29/2024	247	248

Total Loan Participations and Assignments (Cost $648)		649

CORPORATE BONDS & NOTES 128.1%

BANKING & FINANCE 64.4%
AerCap Ireland Capital DAC
4.250% due 07/01/2020 (h)	500	524
4.625% due 10/30/2020 (h)	500	532
Air Lease Corp.
4.750% due 03/01/2020 (h)	500	531
Ally Financial, Inc.
3.250% due 02/13/2018	100	101
3.250% due 11/05/2018	100	101
3.500% due 01/27/2019	300	305
3.600% due 05/21/2018	800	811
American Tower Corp.
3.400% due 02/15/2019 (h)	400	409
Aozora Bank Ltd.
2.750% due 03/09/2020	1,000	1,007
Athene Global Funding
2.875% due 10/23/2018 (h)	800	804
Aviation Capital Group Corp.
2.875% due 01/20/2022 (h)	800	798
6.750% due 04/06/2021 (h)	250	284
Bank of America Corp.
6.875% due 04/25/2018 (h)	400	416
Barclays PLC
2.000% due 03/16/2018 (h)	1,015	1,017
8.250% due 12/15/2018 (e)	1,300	1,381
BGC Partners, Inc.
5.125% due 05/27/2021 (h)	300	316
BOC Aviation Ltd.
2.375% due 09/15/2021	400	391
3.000% due 03/30/2020 (h)	850	857
3.875% due 05/09/2019	294	301
Cantor Fitzgerald LP
6.500% due 06/17/2022 (h)	200	224
7.875% due 10/15/2019 (h)	300	330
CIT Group, Inc.
3.875% due 02/19/2019	100	103
5.375% due 05/15/2020	100	108
5.500% due 02/15/2019	168	177

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Commerzbank AG
1.157% due 09/20/2017		$100	$100
Credit Suisse Group Funding Guernsey Ltd.
3.800% due 09/15/2022 (h)		850	884
DBS Bank Ltd.
3.625% due 09/21/2022 (h)		600	602
Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		135	141
Five Corners Funding Trust
4.419% due 11/15/2023 (h)		500	538
General Motors Financial Co., Inc.
3.250% due 05/15/2018 (h)		800	810
Goodman Funding Pty. Ltd.
6.375% due 11/12/2020 (h)		500	559
Goodman U.S. Finance One LLC
6.375% due 04/15/2021 (h)		500	560
Goodman U.S. Finance Two LLC
6.000% due 03/22/2022 (h)		250	282
Hartford Financial Services Group, Inc.
5.500% due 03/30/2020 (h)		350	381
HBOS PLC
6.750% due 05/21/2018		500	520
HSBC Holdings PLC
2.849% due 05/25/2021 (h)		250	259
3.262% due 03/13/2023		1,000	1,019
International Lease Finance Corp.
6.250% due 05/15/2019		200	215
7.125% due 09/01/2018 (h)		300	318
8.250% due 12/15/2020		250	295
JPMorgan Chase & Co.
3.220% due 03/01/2025 (h)		1,000	1,001
7.900% due 04/30/2018 (e)		400	416
LeasePlan Corp. NV
2.500% due 05/16/2018 (h)		666	668
2.875% due 01/22/2019 (h)		600	602
Lloyds Banking Group PLC
7.000% due 06/27/2019 (e)	GBP	1,050	1,422
Macquarie Bank Ltd.
1.600% due 10/27/2017 (h)		$300	300
Macquarie Group Ltd.
3.000% due 12/03/2018		100	101
Mitsubishi UFJ Lease & Finance Co. Ltd.
2.250% due 09/07/2021 (h)		1,000	990
2.750% due 10/21/2020		300	303
Morgan Stanley
2.553% due 10/24/2023 (h)		200	204
Nationwide Building Society
4.125% due 03/20/2023	EUR	200	234
Navient Corp.
4.875% due 06/17/2019		$800	834
5.500% due 01/15/2019		500	522
8.000% due 03/25/2020		500	560

50	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

June 30, 2017

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Nomura Holdings, Inc.
6.700% due 03/04/2020 (h)	$623	$690
ORIX Corp.
2.950% due 07/23/2020 (h)	700	710
Royal Bank of Scotland Group PLC
2.652% due 05/15/2023	200	202
3.498% due 05/15/2023 (h)	600	604
Santander Holdings USA, Inc.
2.642% due 11/24/2017 (h)	500	502
Santander UK Group Holdings PLC
2.875% due 08/05/2021 (h)	600	602
Santander UK PLC
2.350% due 09/10/2019 (h)	100	101
Siam Commercial Bank PCL
3.375% due 09/19/2017 (h)	900	902
SMBC Aviation Capital Finance DAC
2.650% due 07/15/2021 (h)	700	688
2.650% due 07/15/2021	600	590
Springleaf Finance Corp.
8.250% due 12/15/2020	200	225
Standard Chartered Bank
6.400% due 09/26/2017	500	505
Standard Chartered PLC
1.559% due 09/08/2017 (h)	700	700
State Bank of India
2.100% due 04/06/2020	400	400
Sumitomo Mitsui Trust Bank Ltd.
2.050% due 03/06/2019 (h)	500	500
Suncorp-Metway Ltd.
2.100% due 05/03/2019 (h)	500	499
Synchrony Financial
2.402% due 02/03/2020 (h)	400	403
2.580% due 11/09/2017 (h)	300	301
UBS AG
4.750% due 05/22/2023	1,900	1,941
Ventas Realty LP
2.000% due 02/15/2018 (h)	500	501
VEREIT Operating Partnership LP
3.000% due 02/06/2019 (h)	500	505
WEA Finance LLC
2.700% due 09/17/2019 (h)	500	504

		40,043

INDUSTRIALS 49.6%
AbbVie, Inc.
2.850% due 05/14/2023 (h)	400	400
AP Moller - Maersk A/S
2.550% due 09/22/2019 (h)	400	403
Arrow Electronics, Inc.
3.500% due 04/01/2022 (h)	600	614

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Asciano Finance Ltd.
4.625% due 09/23/2020 (h)		$700	$729
BMW U.S. Capital LLC
2.000% due 04/11/2021 (h)		200	198
Boston Scientific Corp.
3.375% due 05/15/2022 (h)		300	309
Charter Communications Operating LLC
4.464% due 07/23/2022		700	747
Coca-Cola European Partners PLC
0.000% due 11/26/2017	EUR	200	229
Cox Communications, Inc.
9.375% due 01/15/2019 (h)		$500	551
Crown Castle Towers LLC
3.222% due 05/15/2042 (h)		300	308
CVS Health Corp.
3.500% due 07/20/2022 (h)		200	208
D.R. Horton, Inc.
3.750% due 03/01/2019		200	205
4.000% due 02/15/2020 (h)		300	312
Dell International LLC
3.480% due 06/01/2019 (h)		400	410
4.420% due 06/15/2021 (h)		400	422
Delphi Automotive PLC
3.150% due 11/19/2020 (h)		700	716
Delta Air Lines Pass-Through Trust
7.750% due 06/17/2021		171	188
DISH DBS Corp.
4.250% due 04/01/2018		1,000	1,015
7.875% due 09/01/2019		300	331
EMC Corp.
1.875% due 06/01/2018		600	597
Energy Transfer LP
9.000% due 04/15/2019 (h)		200	223
Flex Ltd.
4.625% due 02/15/2020 (h)		300	315
Forest Laboratories LLC
4.375% due 02/01/2019		27	28
5.000% due 12/15/2021 (h)		400	437
Georgia-Pacific LLC
3.734% due 07/15/2023 (h)		200	210
5.400% due 11/01/2020 (h)		400	438
Imperial Brands Finance PLC
2.050% due 07/20/2018 (h)		400	400
2.950% due 07/21/2020 (h)		650	661
Kansas City Southern
3.000% due 05/15/2023 (h)		1,300	1,306
Kia Motors Corp.
2.625% due 04/21/2021 (h)		300	298
Kinder Morgan, Inc.
7.250% due 06/01/2018 (h)		500	523

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	51

Schedule of Investments PIMCO Fixed Income SHares: Series LD (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Latam Airlines Pass-Through Trust
4.200% due 08/15/2029		$185	$185
Masco Corp.
5.950% due 03/15/2022		76	86
7.125% due 03/15/2020		52	59
MGM Resorts International
8.625% due 02/01/2019		400	442
Minera y Metalurgica del Boleo S.A. de C.V.
2.875% due 05/07/2019		400	404
Mylan NV
3.150% due 06/15/2021 (h)		900	916
Nabors Industries, Inc.
6.150% due 02/15/2018		350	355
National Fuel Gas Co.
8.750% due 05/01/2019 (h)		500	554
Nissan Motor Acceptance Corp.
2.000% due 03/08/2019 (h)		500	501
Ooredoo Tamweel Ltd.
3.039% due 12/03/2018		1,100	1,101
Petroleos Mexicanos
3.125% due 01/23/2019		900	909
9.250% due 03/30/2018 (h)		600	629
Pioneer Natural Resources Co.
3.450% due 01/15/2021 (h)		300	308
6.875% due 05/01/2018		100	104
QUALCOMM, Inc.
3.000% due 05/20/2022 (h)		200	205
Reynolds American, Inc.
4.000% due 06/12/2022 (h)		600	636
Sabine Pass Liquefaction LLC
5.625% due 02/01/2021 (h)		700	763
6.250% due 03/15/2022		300	340
SFR Group S.A.
5.375% due 05/15/2022	EUR	100	119
Shire Acquisitions Investments Ireland DAC
2.400% due 09/23/2021		$100	99
Siemens Financieringsmaatschappij NV
1.860% due 03/16/2022 (h)		300	303
SK Telecom Co. Ltd.
2.125% due 05/01/2018 (h)		200	200
2.125% due 05/01/2018		200	200
Sky PLC
3.125% due 11/26/2022 (h)		1,000	1,018
Solvay Finance America LLC
3.400% due 12/03/2020 (h)		400	413
Southern Co.
2.950% due 07/01/2023 (h)		1,100	1,094
Telefonica Emisiones S.A.U.
5.134% due 04/27/2020 (h)		850	917
5.877% due 07/15/2019		200	215

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Tesco PLC
5.500% due 11/15/2017	$1,000	$1,012
Teva Pharmaceutical Finance Co. BV
3.650% due 11/10/2021 (h)	400	413
Teva Pharmaceutical Finance Netherlands BV
1.700% due 07/19/2019 (h)	500	496
2.800% due 07/21/2023 (h)	300	292
Time Warner Cable LLC
8.250% due 04/01/2019	300	331
Universal Health Services, Inc.
3.750% due 08/01/2019	100	102
Volkswagen Group of America Finance LLC
1.600% due 11/20/2017 (h)	750	750
Woodside Finance Ltd.
8.750% due 03/01/2019 (h)	400	442
Wynn Macau Ltd.
5.250% due 10/15/2021	200	205

		30,849

UTILITIES 14.1%
AT&T, Inc.
3.875% due 08/15/2021 (h)	300	314
BP Capital Markets PLC
2.120% due 09/16/2021 (h)	700	713
Chugoku Electric Power Co., Inc.
2.701% due 03/16/2020	200	202
Duquesne Light Holdings, Inc.
5.900% due 12/01/2021	300	336
E.ON International Finance BV
5.800% due 04/30/2018	350	361
Exelon Corp.
2.450% due 04/15/2021 (h)	300	299
FirstEnergy Corp.
2.750% due 03/15/2018	700	705
Great Plains Energy, Inc.
3.150% due 04/01/2022 (h)	1,000	1,011
Kinder Morgan Finance Co. LLC
6.000% due 01/15/2018 (h)	400	408
KT Corp.
2.625% due 04/22/2019 (h)	200	201
National Grid North America, Inc.
1.812% due 08/21/2017 (h)	600	601
Plains All American Pipeline LP
2.600% due 12/15/2019 (h)	500	502
Sinopec Group Overseas Development Ltd.
2.125% due 05/03/2019	800	797
2.500% due 10/17/2018	500	502
Telecom Italia Capital S.A.
6.999% due 06/04/2018	600	628

52	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

June 30, 2017

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Telstra Corp. Ltd.
3.125% due 04/07/2025 (h)	$100	$101
Verizon Communications, Inc.
2.250% due 03/16/2022 (h)	1,100	1,114

		8,795

Total Corporate Bonds & Notes (Cost $79,053)		79,687

MUNICIPAL BONDS & NOTES 2.3%

PENNSYLVANIA 2.3%
Pennsylvania Higher Education Assistance Agency Revenue Bonds, Series 2006
1.286% due 10/25/2036	1,473	1,428

Total Municipal Bonds & Notes (Cost $1,446)		1,428

U.S. GOVERNMENT AGENCIES 1.0%
Fannie Mae
1.866% due 09/25/2023	7	8
1.940% due 09/25/2022	36	36
3.000% due 03/01/2042	208	209
Freddie Mac
5.159% due 01/15/2022	20	21
Ginnie Mae
1.662% due 10/20/2037	61	61
1.673% due 08/20/2061	309	310

Total U.S. Government Agencies (Cost $639)		645

U.S. TREASURY OBLIGATIONS 48.3%
U.S. Treasury Inflation Protected Securities (d)
0.125% due 04/15/2020 (h)	1,044	1,046
0.125% due 04/15/2022 (h)	5,128	5,105
U.S. Treasury Notes
0.000% due 06/30/2019 (c)(h)	16,100	16,058
2.375% due 05/15/2027 (h)	7,800	7,852

Total U.S. Treasury Obligations (Cost $30,039)		30,061

NON-AGENCY MORTGAGE-BACKED SECURITIES 5.8%
American Home Mortgage Investment Trust
1.796% due 02/25/2045	9	9
BAMLL Commercial Mortgage Securities Trust
1.789% due 06/15/2028	100	100
Banc of America Funding Trust
1.512% due 02/20/2035	22	22
3.039% due 09/20/2034	130	133

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Bear Stearns Adjustable Rate Mortgage Trust
3.100% due 04/25/2033		$49	$50
3.111% due 11/25/2034		80	78
3.565% due 01/25/2034		12	12
Citicorp Mortgage Securities Trust
5.500% due 08/25/2021		1	1
Citigroup Mortgage Loan Trust, Inc.
2.930% due 10/25/2035		12	12
Countrywide Commercial Mortgage Trust
6.477% due 11/12/2043		52	52
Credit Suisse First Boston Mortgage Securities Corp.
3.047% due 06/25/2033		29	28
5.362% due 05/15/2036		500	518
6.500% due 04/25/2033		118	120
Credit Suisse Mortgage Capital Certificates
3.519% due 05/26/2037		5	5
Eurosail PLC
0.590% due 06/13/2045	GBP	11	14
First Republic Mortgage Loan Trust
1.509% due 11/15/2031		$42	41
GSR Mortgage Loan Trust
3.109% due 09/25/2035		11	11
3.472% due 08/25/2033		232	232
Impac CMB Trust
2.216% due 07/25/2033		410	400
JPMorgan Mortgage Trust
2.988% due 02/25/2034		71	72
3.240% due 09/25/2034		11	11
3.306% due 04/25/2035		273	277
3.478% due 06/25/2035		29	29
3.505% due 02/25/2035		6	6
JPMorgan Resecuritization Trust
2.845% due 07/27/2037		3	3
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
1.639% due 06/15/2030		28	27
2.610% due 10/20/2029		18	19
Merrill Lynch Mortgage Investors Trust
1.676% due 04/25/2029		10	10
1.856% due 10/25/2028		9	9
2.981% due 02/25/2035		216	221
Morgan Stanley Mortgage Loan Trust
3.353% due 11/25/2034		15	15
Prime Mortgage Trust
1.616% due 02/25/2034		13	12
Residential Accredit Loans, Inc. Trust
1.656% due 06/25/2034		48	47
Sequoia Mortgage Trust
1.909% due 10/19/2026		108	106
1.972% due 10/20/2027		19	18
Structured Asset Mortgage Investments Trust
1.789% due 07/19/2034		60	60
1.869% due 09/19/2032		17	17
8.914% due 06/25/2029		8	8

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	53

Schedule of Investments PIMCO Fixed Income SHares: Series LD (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Structured Asset Securities Corp. Mortgage Loan Trust
1.816% due 10/25/2027	$15	$15
Thornburg Mortgage Securities Trust
1.856% due 09/25/2043	11	11
3.111% due 04/25/2045	46	46
WaMu Mortgage Pass-Through Certificates Trust
1.486% due 12/25/2045	295	287
1.506% due 10/25/2045	49	49
1.616% due 06/25/2044	38	37
1.956% due 11/25/2034	98	97
2.132% due 06/25/2042	12	12
Wells Fargo Mortgage-Backed Securities Trust
3.132% due 10/25/2033	64	64
3.583% due 12/25/2034	160	167

Total Non-Agency Mortgage-Backed Securities (Cost $3,534)		3,590

ASSET-BACKED SECURITIES 26.3%
Aegis Asset-Backed Securities Trust
1.486% due 12/25/2035	5	5
Allegro CLO Ltd.
2.390% due 01/30/2026	500	502
Amortizing Residential Collateral Trust
2.216% due 10/25/2034	361	354
Argent Securities, Inc. Asset-Backed Pass-Through Certificates
2.256% due 04/25/2034	101	96
Atlas Senior Loan Fund Ltd.
2.400% due 01/30/2024	532	533
Babson CLO Ltd.
2.308% due 10/17/2026	600	601
Bear Stearns Asset-Backed Securities Trust
2.016% due 10/27/2032	48	46
Carlyle Global Market Strategies CLO Ltd.
2.298% due 10/16/2025	500	501
2.320% due 07/27/2026	500	500
Chase Funding Trust
1.956% due 10/25/2032	69	66
CIFC Funding Ltd.
2.173% due 10/24/2025	600	602
Colony American Finance Ltd.
2.544% due 06/15/2048	295	293
Colony Starwood Homes Trust
2.709% due 07/17/2033	199	202
Delta Funding Home Equity Loan Trust
1.979% due 09/15/2029	7	7
Denali Capital CLO Ltd.
1.383% due 01/22/2022	57	57
Figueroa CLO Ltd.
2.524% due 06/20/2027	600	601

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GSAA Home Equity Trust
1.856% due 12/25/2034		$24	$24
Halcyon Loan Advisors Funding Ltd.
0.000% due 04/18/2026 (a)		1,100	1,100
JMP Credit Advisors CLO Ltd.
2.398% due 10/17/2025		700	702
Jubilee CDO BV
0.000% due 07/30/2024	EUR	968	1,106
KVK CLO Ltd.
2.308% due 01/15/2026		$700	701
National Collegiate Student Loan Trust
1.456% due 11/27/2028		6	6
Navient Student Loan Trust
2.466% due 06/25/2065		183	186
Ocean Trails CLO
2.482% due 08/13/2025		500	501
OneMain Financial Issuance Trust
2.570% due 07/18/2025		263	264
OZLM Funding Ltd.
2.288% due 01/17/2026		700	701
Regatta Funding Ltd.
2.316% due 10/25/2026		500	500
Renaissance Home Equity Loan Trust
1.716% due 12/25/2033		7	7
Residential Mortgage Loan Trust
2.716% due 09/25/2029		6	6
SLM Student Loan Trust
1.796% due 12/15/2025		600	602
1.906% due 04/25/2023		1,014	1,010
2.656% due 04/25/2023		1,155	1,181
2.856% due 07/25/2023		957	984
SMB Private Education Loan Trust
2.159% due 06/15/2027		400	403
SoFi Professional Loan Program LLC
3.020% due 02/25/2040		446	448
Symphony CLO LP
2.255% due 01/09/2023		155	155
VOLT LLC
3.125% due 06/25/2047		100	100
3.250% due 04/25/2059		700	701

Total Asset-Backed Securities (Cost $16,223)			16,354

SOVEREIGN ISSUES 3.4%
Export-Import Bank of India
2.750% due 04/01/2020		700	701
Japan Finance Organization for Municipalities
2.125% due 03/06/2019		1,000	1,000
Korea Water Resources Corp.
2.000% due 04/16/2018		400	400

54	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

June 30, 2017

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Malaysia Government International Bond
4.012% due 09/15/2017	MYR	115	$27

Total Sovereign Issues (Cost $2,126)			2,128

SHORT-TERM INSTRUMENTS 4.7%

REPURCHASE AGREEMENTS (g) 0.8%
			473

SHORT-TERM NOTES 0.2%
Bank Negara Monetary Notes
3.009% due 07/20/2017 (c)(f)		215	50
3.024% due 09/19/2017 (c)(f)		170	39

			89

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MEXICO TREASURY BILLS 3.7%
7.078% due 08/31/2017 (b)(c)	MXN	42,000	$2,286

Total Short-Term Instruments (Cost $2,853)			2,848

Total Investments in Securities (Cost $136,561)			137,390

Total Investments 220.9% (Cost $136,561)			$137,390

Financial Derivative Instruments (i)(j) 0.1% (Cost or Premiums, net $19)			52

Other Assets and Liabilities, net (121.0)%			(75,255)

Net Assets 100.0%			$62,187

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	When-issued security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.
(d)	Principal amount of security is adjusted for inflation.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(f)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Bank Negara Monetary Notes	3.009%	07/20/2017	06/09/2017	$50	$50	0.08%
Bank Negara Monetary Notes	3.024	09/19/2017	06/09/2017	40	39	0.06

				$90	$89	0.14%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
SSB	0.050%	06/30/2017	07/03/2017	$473	U.S. Treasury Notes 1.625% due 12/31/2019(2)	$(487)	$473	$473

Total Repurchase Agreements						$(487)	$473	$473

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	55

Schedule of Investments PIMCO Fixed Income SHares: Series LD (Cont.)

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(3)	Settlement Date	Maturity Date	Amount Borrowed(3)	Payable for Reverse Repurchase Agreements
FOB	1.500%	06/16/2017	07/03/2017	$(954)	$(955)
	1.550	07/03/2017	07/17/2017	(957)	(957)
	1.600	06/16/2017	07/03/2017	(1,572)	(1,573)
	1.600	06/21/2017	07/11/2017	(478)	(478)
	1.600	06/22/2017	07/21/2017	(6,086)	(6,089)
	1.600	07/03/2017	07/17/2017	(1,568)	(1,568)
	1.650	06/20/2017	07/11/2017	(1,006)	(1,007)
	1.650	06/21/2017	07/11/2017	(6,788)	(6,792)
	1.650	06/22/2017	07/21/2017	(12,976)	(12,983)
	1.650	06/29/2017	07/06/2017	(1,725)	(1,725)
	1.700	06/20/2017	07/11/2017	(4,751)	(4,754)
	1.700	06/22/2017	07/21/2017	(547)	(547)
RDR	1.510	06/13/2017	07/13/2017	(2,891)	(2,893)
	1.520	06/16/2017	07/13/2017	(3,526)	(3,529)
SOG	1.500	06/26/2017	07/25/2017	(3,773)	(3,774)

Total Reverse Repurchase Agreements					$(49,624)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(3)	Borrowing Date	Maturity Date	Amount Borrowed(3)	Payable for Sale-Buyback Transactions(4)
BCY	1.250%	06/27/2017	07/05/2017	$(7,966)	$(7,967)
	1.380	06/26/2017	07/03/2017	(209)	(209)
	1.380	06/27/2017	07/05/2017	(838)	(838)
	1.550	06/29/2017	07/06/2017	(4,512)	(4,513)
	1.600	06/30/2017	07/03/2017	(15,661)	(15,663)

Total Sale-Buyback Transactions					$(29,190)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2017:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale- Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(5)
Global/Master Repurchase Agreement
FOB	$0	$(39,428)	$0	$(39,428)	$41,793	$2,365
RDR	0	(6,422)	0	(6,422)	6,699	277
SOG	0	(3,774)	0	(3,774)	3,910	136
SSB	473	0	0	473	(487)	(14)
Master Securities Forward Transaction Agreement
BCY	0	0	(29,190)	(29,190)	29,061	(129)

Total Borrowings and Other Financing Transactions	$473	$(49,624)	$(29,190)

56	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

June 30, 2017

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(47,099)	$0	$0	$(47,099)

Total	$0	$(47,099)	$0	$0	$(47,099)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(29,190)	0	0	(29,190)

Total	$0	$(29,190)	$0	$0	$(29,190)

Total Borrowings	$0	$(76,289)	$0	$0	$(76,289)

Gross amount of recognized liabilities for reverse repurchase agreements and sale-buyback financing transactions(6)					$(76,289)

(h) Securities	with an aggregate market value of $81,463 have been pledged as collateral under the terms of the above master agreements as of June 30, 2017.

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.
(3)

The average amount of borrowings outstanding during the period ended June 30, 2017 was $(44,570) at a weighted average interest rate of 1.257%. Average borrowings may include sale-buyback transactions and reverse repurchase agreements, if held during the period.

(4)	Payable for sale-buyback transactions includes $(1) of deferred price drop.
(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(6)	Unsettled reverse repurchase agreements liability of $(2,525) is outstanding at period end.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOT U.S. Treasury 2-Year Note September Futures	$106.500	08/25/2017	81	$1	$0
Call - CBOT U.S. Treasury 5-Year Note September Futures	122.250	08/25/2017	2	0	0
Call - CBOT U.S. Treasury 5-Year Note September Futures	124.000	08/25/2017	31	0	0
Call - CBOT U.S. Treasury 5-Year Note September Futures	125.500	08/25/2017	5	0	0
Call - CBOT U.S. Treasury 5-Year Note September Futures	126.000	08/25/2017	54	1	0
Call - CBOT U.S. Treasury 5-Year Note September Futures	126.500	08/25/2017	29	0	0
Call - CBOT U.S. Treasury 5-Year Note September Futures	127.000	08/25/2017	2	0	0

				$2	$0

Total Purchased Options				$2	$0

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	57

Schedule of Investments PIMCO Fixed Income SHares: Series LD (Cont.)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Euro-Bobl September Futures	09/2017	50	EUR	7,521	$(77)	$0	$(28)
Put Options Strike @ EUR 129.000 on Euro-BOBL September Futures	09/2017	50		2	2	1	0

					$(75)	$1	$(28)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Euro-Buxl 30-Year Bond September Futures	09/2017	9	EUR	(1,681)	$35	$36	$0
U.S. Treasury 5-Year Note September Futures	09/2017	123	$	(14,494)	40	21	0
United Kingdom Long Gilt September Futures	09/2017	32	GBP	(5,234)	79	56	0

					$154	$113	$0

Total Futures Contracts					$79	$114	$(28)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount(2)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(3)	Variation Margin
							Asset	Liability
CDX.HY-28 5-Year Index	5.000%	06/20/2022	$3,500	$(244)	$(3)	$(247)	$0	$(8)
CDX.IG-28 5-Year Index	1.000	06/20/2022	8,100	(155)	2	(153)	0	(4)

				$(399)	$(1)	$(400)	$0	$(12)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Pay	3-Month USD-LIBOR	1.350%	12/28/2018	$	5,300	$(2)	$(12)	$(14)	$0	$(1)
Pay(4)	3-Month USD-LIBOR	0.000	06/21/2020		61,000	2	(33)	(31)	0	0
Receive	3-Month USD-LIBOR	2.000	06/15/2021		7,800	(65)	18	(47)	10	0
Pay	3-Month USD-LIBOR	2.000	12/15/2021		66,000	252	39	291	0	(102)
Receive	3-Month USD-LIBOR	1.500	12/21/2021		5,300	125	(32)	93	8	0
Pay(4)	3-Month USD-LIBOR	0.000	05/21/2022		44,300	0	(42)	(42)	0	(4)
Receive(4)	3-Month USD-LIBOR	2.000	12/15/2022		66,000	705	(504)	201	136	0
Pay	3-Month USD-LIBOR	1.750	12/21/2026		1,600	8	64	72	5	0
Receive	3-Month USD-LIBOR	1.500	06/21/2027		8,100	752	(170)	582	24	0
Pay	28-Day MXN-TIIE	5.798	09/06/2021	MXN	60,700	(113)	(8)	(121)	0	(6)
Pay	28-Day MXN-TIIE	7.199	12/03/2021		66,700	(38)	101	63	0	(8)

						$1,626	$(579)	$1,047	$183	$(121)

Total Swap Agreements						$1,227	$(580)	$647	$183	$(133)

58	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

June 30, 2017

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$114	$183	$297	$0	$(28)	$(133)	$(161)

Cash of $1,101 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2017. See Note 8, Master Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	07/2017		AUD	3,531	$		2,629	$0	$(85)
	07/2017		EUR	2,508			2,819	0	(46)
BPS	07/2017		GBP	1,212			1,560	0	(18)
	07/2017	$		2,853		EUR	2,508	12	0
	07/2017			4,039		JPY	452,195	0	(19)
	08/2017		EUR	2,508	$		2,857	0	(12)
	08/2017		JPY	452,195			4,044	19	0
	08/2017		MXN	4,216			235	4	0
BRC	08/2017	$		1,374		EUR	1,202	1	0
FBF	07/2017		MYR	1	$		0	0	0
	09/2017			85			20	0	0
GLM	07/2017		GBP	59			76	0	(1)
	07/2017		JPY	441,495			3,987	62	0
	08/2017		GBP	1,219			1,587	0	(2)
JPM	07/2017		AUD	971			737	0	(10)
	07/2017		JPY	13,900			124	0	0
	07/2017	$		1,372		EUR	1,202	1	0

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	59

Schedule of Investments PIMCO Fixed Income SHares: Series LD (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	07/2017	$		66		GBP	52	$1	$0
	08/2017		MXN	30,000	$		1,623	0	(15)
	08/2017	$		84		MXN	1,506	0	(1)
	09/2017		MYR	34	$		8	0	0
MSB	07/2017			215			50	0	0
	08/2017		MXN	12,000			661	6	0
	09/2017		MYR	169			40	0	0
NAB	07/2017	$		3,451		AUD	4,502	9	0
	08/2017		AUD	4,502	$		3,450	0	(9)
	08/2017	$		62		MXN	1,128	0	0
SCX	07/2017		JPY	10,700	$		97	2	0
TOR	11/2017		EUR	200			231	1	0

Total Forward Foreign Currency Contracts								$118	$(218)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description		Strike Price	Expiration Date	Notional Amount		Cost	Market Value
BPS	Call - OTC AUD versus USD		$0.830	08/01/2017	AUD	3,500	$0	$0
	Call - OTC EUR versus USD		1.185	07/13/2017	EUR	1,200	0	0
	Put - OTC USD versus JPY	JPY	91.000	07/20/2017	$	3,900	1	0

							$1	$0

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Market Value
BOA	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.670%	09/06/2017	$11,400	$16	$16

Total Purchased Options							$17	$16

WRITTEN OPTIONS:

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED JUNE 30, 2017:

	Balance at Beginning of Period	Sales	Closing Buys	Expirations	Exercised	Balance at End of Period
Notional Amount in $	$10,300	$26,200	$(36,500)	$0	$0	$0
Premiums	$(25)	$(82)	$107	$0	$0	$0

As of June 30, 2017 there were no open written options.

60	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

June 30, 2017

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(1)
BOA	$0	$16	$0	$16	$(131)	$0	$0	$(131)	$(115)	$0	$(115)
BPS	35	0	0	35	(49)	0	0	(49)	(14)	0	(14)
BRC	1	0	0	1	0	0	0	0	1	0	1
GLM	62	0	0	62	(3)	0	0	(3)	59	0	59
JPM	2	0	0	2	(26)	0	0	(26)	(24)	0	(24)
MSB	6	0	0	6	0	0	0	0	6	0	6
NAB	9	0	0	9	(9)	0	0	(9)	0	0	0
SCX	2	0	0	2	0	0	0	0	2	0	2
TOR	1	0	0	1	0	0	0	0	1	0	1

Total Over the Counter	$118	$16	$0	$134	$(218)	$0	$0	$(218)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$114	$114
Swap Agreements	0	0	0	0	183	183

	$0	$0	$0	$0	$297	$297

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$118	$0	$118
Purchased Options	0	0	0	0	16	16
	$0	$0	$0	$118	$16	$134

	$0	$0	$0	$118	$313	$431

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$28	$28
Swap Agreements	0	12	0	0	121	133

	$0	$12	$0	$0	$149	$161

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$218	$0	$218

	$0	$12	$0	$218	$149	$379

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	61

Schedule of Investments PIMCO Fixed Income SHares: Series LD (Cont.)

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(2)	$(2)
Futures	0	0	0	0	2	2
Swap Agreements	0	(271)	0	0	232	(39)

	$0	$(271)	$0	$0	$232	$(39)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(186)	$0	$(186)
Purchased Options	0	0	0	(2)	(10)	(12)
Written Options	0	0	0	0	79	79

	$0	$0	$0	$(188)	$69	$(119)

	$0	$(271)	$0	$(188)	$301	$(158)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(2)	$(2)
Futures	0	0	0	0	64	64
Swap Agreements	0	101	0	0	(540)	(439)

	$0	$101	$0	$0	$(478)	$(377)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(165)	$0	$(165)
Purchased Options	0	0	0	0	(7)	(7)
Written Options	0	0	0	0	(9)	(9)

	$0	$0	$0	$(165)	$(16)	$(181)

	$0	$101	$0	$(165)	$(494)	$(558)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2017 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2017
Investments in Securities, at Value
Loan Participations and Assignments	$0	$649	$0	$649
Corporate Bonds & Notes
Banking & Finance	0	40,043	0	40,043
Industrials	0	30,849	0	30,849
Utilities	0	8,795	0	8,795
Municipal Bonds & Notes
Pennsylvania	0	1,428	0	1,428
U.S. Government Agencies	0	645	0	645
U.S. Treasury Obligations	0	30,061	0	30,061
Non-Agency Mortgage-Backed Securities	0	3,590	0	3,590
Asset-Backed Securities	0	16,254	100	16,354
Sovereign Issues	0	2,128	0	2,128
Short-Term Instruments
Repurchase Agreements	0	473	0	473
Short-Term Notes	0	89	0	89
Mexico Treasury Bills	0	2,286	0	2,286

Total Investments	$0	$137,290	$100	$137,390

62	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

June 30, 2017

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2017

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$114	$183	$0	$297
Over the counter	0	134	0	134
	$114	$317	$0	$431

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(28)	(133)	0	(161)
Over the counter	0	(218)	0	(218)
	$(28)	$(351)	$0	$(379)
Total Financial Derivative Instruments	$86	$(34)	$0	$52

Totals	$86	$137,256	$100	$137,442

There were no significant transfers among Levels 1, 2, or 3 during the period ended June 30, 2017.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	63

Schedule of Investments PIMCO Fixed Income SHares: Series M

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 179.4%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.2%
AABS Ltd.
4.875% due 01/10/2038		$2,061	$2,057
Rise Ltd.
4.750% due 01/31/2021 (e)		579	581

Total Loan Participations and Assignments (Cost $2,637)			2,638

CORPORATE BONDS & NOTES 17.5%

BANKING & FINANCE 11.7%
AerCap Ireland Capital DAC
5.000% due 10/01/2021		15,800	17,114
Banco Santander Mexico S.A. Institucion de Banca Multiple Grupo Financiero Santand
4.125% due 11/09/2022		26,100	27,248
Barclays Bank PLC
7.625% due 11/21/2022		5,200	5,957
7.750% due 04/10/2023		2,600	2,714
14.000% due 06/15/2019 (d)	GBP	3,500	5,551
Barclays PLC
8.250% due 12/15/2018 (d)		$3,000	3,188
Blackstone CQP Holdco LP
6.500% due 03/20/2021		35,000	35,193
BPCE S.A.
4.625% due 07/11/2024		14,300	14,845
Credit Suisse AG
6.500% due 08/08/2023		14,100	15,890
General Motors Financial Co., Inc.
3.200% due 07/13/2020		1,300	1,325
4.250% due 05/15/2023		9,630	10,090
Hospitality Properties Trust
5.000% due 08/15/2022		8,500	9,120
Intesa Sanpaolo SpA
6.500% due 02/24/2021		2,300	2,579
Ohio National Financial Services, Inc.
6.375% due 04/30/2020		1,500	1,642
Santander Holdings USA, Inc.
3.700% due 03/28/2022		2,000	2,028
SoQ Sukuk A QSC
2.099% due 01/18/2018		4,400	4,394
Springleaf Finance Corp.
6.500% due 09/15/2017		700	707

			159,585

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDUSTRIALS 3.8%
CNH Industrial Finance Europe S.A.
6.250% due 03/09/2018	EUR	1,000	$1,190
CVS Pass-Through Trust
7.507% due 01/10/2032		$6,564	8,124
Domtar Corp.
6.750% due 02/15/2044		700	760
Florida Gas Transmission Co. LLC
7.900% due 05/15/2019		5,000	5,486
Georgia-Pacific LLC
8.000% due 01/15/2024		4,200	5,395
HCA, Inc.
6.500% due 02/15/2020		10,300	11,266
Kinder Morgan, Inc.
5.625% due 11/15/2023		1,150	1,274
Petroleos Mexicanos
5.500% due 02/24/2025	EUR	13,000	17,000
Viacom, Inc.
3.125% due 06/15/2022		$500	501

			50,996

UTILITIES 2.0%
BG Energy Capital PLC
6.500% due 11/30/2072	GBP	2,000	2,663
6.500% due 11/30/2072		$4,000	4,071
Gazprom OAO Via Gaz Capital S.A.
8.146% due 04/11/2018		15,500	16,162
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2022		143	78
Petrobras Global Finance BV
5.375% due 01/27/2021		3,800	3,873

			26,847

Total Corporate Bonds & Notes (Cost $236,475)			237,428

MUNICIPAL BONDS & NOTES 5.0%

CALIFORNIA 0.4%
Newport Beach, California Certificates of Participation Bonds, (BABs), Series 2010
7.168% due 07/01/2040		3,500	4,795

ILLINOIS 0.4%
Chicago, Illinois Waterworks Revenue Bonds, Series 2010
6.642% due 11/01/2029		900	1,082
Illinois State General Obligation Bonds, Series 2003
5.100% due 06/01/2033		4,420	4,142

			5,224

64	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

June 30, 2017

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
OHIO 0.1%
American Municipal Power, Inc., Ohio Revenue Bonds, Series 2010
7.734% due 02/15/2033	$900	$1,237

PENNSYLVANIA 0.7%
Pennsylvania Economic Development Financing Authority Revenue Bonds, (BABs), Series 2010
6.532% due 06/15/2039	600	749
State Public School Building Authority, Pennsylvania Revenue Bonds, Series 2011
5.426% due 09/15/2026	8,500	9,223

		9,972

TEXAS 0.1%
Texas Public Finance Authority Revenue Notes, Series 2014
8.250% due 07/01/2024	1,000	1,060

VIRGINIA 1.2%
Tobacco Settlement Financing Corp., Virginia Revenue Bonds, Series 2007
6.706% due 06/01/2046	19,105	16,756

WEST VIRGINIA 2.1%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	28,850	28,296

Total Municipal Bonds & Notes (Cost $59,029)		67,340

U.S. GOVERNMENT AGENCIES 57.2%
Fannie Mae
1.666% due 08/25/2021	4	4
2.464% due 06/01/2020	3	3
2.475% due 11/01/2032	13	13
2.498% due 10/01/2032	13	13
2.595% due 09/01/2027	43	44
2.693% due 05/01/2028	21	22
2.755% due 01/01/2033	37	39
2.771% due 05/01/2018	3	3
2.920% due 05/01/2033	82	87
2.965% due 09/01/2032	8	8
3.000% due 01/01/2046	349	348
3.175% due 10/01/2034	45	45
3.212% due 12/01/2034	70	73
3.500% due 05/01/2047	594	611
3.740% due 03/25/2041	15	16
3.989% due 05/25/2042	14	15

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.000% due 11/25/2019 - 12/01/2044	$111	$113
6.000% due 08/01/2022 - 12/01/2023	73	77
6.500% due 01/01/2025 - 12/01/2028	43	47
7.000% due 11/01/2038	52	56
7.010% due 08/01/2022	15	15
11.000% due 07/15/2020	8	8
Fannie Mae, TBA
3.000% due 07/01/2047 - 08/01/2047	299,000	298,135
3.500% due 08/01/2032 - 09/01/2047	88,000	90,202
4.000% due 08/01/2047 - 09/01/2047	234,945	246,505
4.500% due 08/01/2047	127,000	136,059
Freddie Mac
1.609% due 08/15/2029 - 12/15/2031	40	41
1.659% due 09/15/2030	5	5
1.709% due 03/15/2032	6	6
1.809% due 03/15/2020 - 02/15/2024	226	231
2.309% due 09/15/2022	20	20
2.497% due 08/01/2032	65	66
2.509% due 08/15/2023	6	6
2.679% due 08/01/2029	13	14
2.750% due 10/01/2032	41	43
2.785% due 01/01/2032	80	82
2.873% due 02/01/2029	58	60
2.926% due 02/01/2033	43	46
2.973% due 01/01/2033	2	2
3.000% due 10/01/2032	55	56
3.143% due 07/01/2032	6	6
3.725% due 08/01/2032	6	6
4.500% due 05/15/2018	1	1
6.000% due 12/15/2028	262	293
6.500% due 12/15/2023	4	5
7.000% due 04/01/2029 - 03/01/2030	15	17
7.500% due 08/15/2030	40	47
Ginnie Mae
1.562% due 06/20/2032	12	12
2.125% due 05/20/2018 - 06/20/2032	205	211
2.250% due 11/20/2023 - 10/20/2027	53	54
2.375% due 01/20/2022 - 03/20/2032	220	225
2.500% due 05/20/2018 - 09/20/2021	5	5
2.625% due 06/20/2022	21	21
3.000% due 04/20/2019 - 08/20/2025	47	47

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	65

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.500% due 05/15/2023 - 12/15/2023	$1	$1
NCUA Guaranteed Notes
1.534% due 10/07/2020	1,614	1,617
Vendee Mortgage Trust
6.500% due 09/15/2024	436	476

Total U.S. Government Agencies (Cost $779,445)		776,283

U.S. TREASURY OBLIGATIONS 34.3%
U.S. Treasury Bonds
3.000% due 02/15/2047 (g)	8,000	8,268
U.S. Treasury Notes
1.125% due 08/31/2021 (g)(i)(k)	195,250	190,121
1.750% due 03/31/2022	41,900	41,692
1.875% due 01/31/2022 (g)(k)	165,100	165,316
2.000% due 05/31/2024 (g)	60,400	59,906
2.375% due 05/15/2027 (g)	600	604

Total U.S. Treasury Obligations (Cost $470,671)		465,907

NON-AGENCY MORTGAGE-BACKED SECURITIES 22.5%
Adjustable Rate Mortgage Trust
3.123% due 01/25/2036 ^	92	86
3.271% due 11/25/2035 ^	224	191
3.274% due 11/25/2035 ^	295	269
3.279% due 02/25/2036	189	166
American Home Mortgage Assets Trust
1.406% due 09/25/2046 ^	883	746
1.426% due 10/25/2046	736	553
1.652% due 11/25/2046	679	364
American Home Mortgage Investment Trust
1.796% due 02/25/2045	65	65
Banc of America Alternative Loan Trust
6.000% due 07/25/2046 ^	211	187
14.265% due 09/25/2035 ^	177	213
Banc of America Funding Trust
1.402% due 10/20/2036	209	181
1.426% due 04/25/2037 ^	172	127
1.512% due 05/20/2047	109	95
1.616% due 05/25/2037 ^	160	137
3.131% due 02/20/2036	590	585
3.282% due 09/20/2047 ^	282	217
3.352% due 09/20/2046 ^	166	137
3.589% due 04/20/2035 ^	201	153
5.500% due 03/25/2036 ^	31	29
Banc of America Mortgage Trust
3.447% due 07/25/2035 ^	41	38
3.590% due 02/25/2034	334	332

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.616% due 05/25/2035 ^	$1,278	$1,231
5.500% due 09/25/2035 ^	694	664
5.500% due 05/25/2037 ^	196	157
BCAP LLC Trust
1.210% due 07/26/2036	237	227
1.234% due 05/26/2047	12	12
1.366% due 05/25/2047 ^	112	91
1.436% due 05/25/2047 ^	719	589
1.524% due 05/26/2035	70	67
1.532% due 11/26/2046	266	260
1.544% due 11/26/2035	22	22
1.702% due 07/26/2036	357	336
1.866% due 09/25/2047	189	169
2.416% due 10/25/2047	21,479	19,614
2.543% due 10/26/2035	72	72
3.116% due 02/26/2035	88	87
3.160% due 06/26/2035	195	193
3.285% due 01/26/2034	62	61
3.404% due 03/27/2037	427	314
3.496% due 03/26/2037	202	170
3.568% due 07/26/2036	53	43
4.000% due 02/26/2037	88	88
4.955% due 07/26/2036	158	158
7.492% due 10/26/2036	395	385
Bear Stearns Adjustable Rate Mortgage Trust
2.820% due 08/25/2035	3,241	3,232
2.830% due 10/25/2035	998	983
3.191% due 10/25/2035	164	163
3.209% due 05/25/2034	51	51
3.224% due 08/25/2035	94	85
3.273% due 01/25/2035	24	24
3.282% due 02/25/2036 ^	195	193
3.322% due 11/25/2034	118	114
3.418% due 06/25/2035 ^	55	49
3.427% due 03/25/2035	86	84
3.431% due 12/25/2046 ^	1,456	1,376
3.432% due 01/25/2034	110	110
3.483% due 02/25/2034	98	98
3.636% due 03/25/2035	1,366	1,384
3.656% due 05/25/2047 ^	362	345
Bear Stearns ALT-A Trust
1.656% due 04/25/2036	222	214
3.087% due 02/25/2036 ^	56	51
3.310% due 02/25/2036 ^	533	455
3.337% due 01/25/2036	7,872	7,151
3.360% due 06/25/2034	3,877	3,659
3.392% due 11/25/2036 ^	160	148
3.444% due 08/25/2036 ^	362	279
3.475% due 05/25/2035	150	149
3.517% due 05/25/2036 ^	792	565
4.630% due 07/25/2035 ^	809	648
Bear Stearns Asset-Backed Securities Trust
19.497% due 03/25/2036 ^	199	210
Bear Stearns Mortgage Funding Trust
1.406% due 01/25/2037	147	127

66	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

June 30, 2017

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Bear Stearns Mortgage Securities, Inc.
6.265% due 03/25/2031	$7	$7
Bear Stearns Structured Products, Inc. Trust
3.421% due 01/26/2036	1,204	1,099
Chase Mortgage Finance Trust
3.212% due 09/25/2036 ^	2,438	2,198
3.328% due 03/25/2037 ^	132	129
3.352% due 03/25/2037 ^	73	69
6.000% due 05/25/2037	168	137
ChaseFlex Trust
1.516% due 07/25/2037	298	244
4.326% due 08/25/2037 ^	55	52
5.000% due 07/25/2037 ^	158	142
Citigroup Mortgage Loan Trust, Inc.
1.436% due 01/25/2037	6,237	5,545
2.757% due 09/25/2037	197	192
2.930% due 10/25/2035	239	241
2.990% due 11/25/2035	171	171
3.083% due 08/25/2035	1,979	1,960
3.148% due 10/25/2046	297	260
3.176% due 08/25/2035	50	50
3.357% due 12/25/2035 ^	147	105
3.496% due 03/25/2037 ^	139	121
3.667% due 09/25/2037 ^	899	822
5.500% due 12/25/2035	255	216
6.250% due 11/25/2037	148	126
CitiMortgage Alternative Loan Trust
6.500% due 06/25/2037 ^	216	204
Community Program Loan Trust
4.500% due 04/01/2029	201	201
Countrywide Alternative Loan Resecuritization Trust
3.065% due 03/25/2047	139	137
6.000% due 08/25/2037 ^	186	150
Countrywide Alternative Loan Trust
1.356% due 08/25/2037	1,057	879
1.376% due 12/25/2046 ^	126	123
1.386% due 11/25/2036	1,078	999
1.386% due 01/25/2037 ^	207	195
1.391% due 11/25/2036	10,756	9,383
1.392% due 02/20/2047 ^	1,958	1,558
1.396% due 11/25/2036	162	148
1.396% due 05/25/2047	1,619	1,523
1.406% due 07/25/2046 ^	164	167
1.406% due 09/25/2046 ^	666	573
1.406% due 10/25/2046	119	119
1.422% due 07/20/2046 ^	67	41
1.436% due 05/25/2035	2,824	2,378
1.476% due 07/25/2035	190	184
1.486% due 05/25/2036 ^	5	22
1.526% due 08/25/2035 ^	257	209
1.526% due 10/25/2035	162	143
1.716% due 05/25/2035 ^	4,299	3,605
1.716% due 06/25/2035	174	160
1.732% due 02/25/2036	667	606

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.736% due 12/25/2035	$1,511	$1,450
1.946% due 11/25/2035	1,505	1,469
1.996% due 09/25/2034	31	31
2.112% due 11/25/2047 ^	5,024	4,042
3.108% due 05/25/2036	77	58
3.189% due 11/25/2035 ^	155	135
3.221% due 08/25/2035	299	252
3.574% due 06/25/2047	241	216
5.500% due 11/25/2035	154	121
5.500% due 02/25/2036 ^	105	91
5.750% due 03/25/2037 ^	193	164
5.750% due 07/25/2037 ^	29	27
5.750% due 04/25/2047 ^	186	164
6.000% due 12/25/2034	116	115
6.000% due 03/25/2036 ^	303	254
6.000% due 08/25/2036 ^	436	387
6.000% due 02/25/2037 ^	657	466
6.000% due 04/25/2037	121	106
6.000% due 05/25/2037 ^	570	430
6.000% due 08/25/2037 ^	607	510
6.250% due 11/25/2036 ^	132	118
6.500% due 05/25/2036 ^	2,282	1,781
6.500% due 12/25/2036 ^	99	73
6.500% due 08/25/2037 ^	462	302
16.456% due 07/25/2035	66	81
Countrywide Asset-Backed Certificates
1.716% due 03/25/2036	9,776	8,332
Countrywide Home Loan Mortgage Pass-Through Trust
1.516% due 04/25/2046 ^	45	42
1.556% due 03/25/2036	513	334
1.676% due 05/25/2035	115	98
1.756% due 02/25/2035	24	23
1.836% due 03/25/2035	468	421
1.956% due 02/25/2035	534	504
1.996% due 02/25/2035	453	428
2.363% due 04/25/2035 ^	217	42
3.051% due 10/20/2035	97	85
3.106% due 02/20/2036	460	364
3.123% due 11/25/2034	138	137
3.172% due 05/20/2036 ^	219	186
3.223% due 05/20/2036	96	87
3.270% due 11/25/2037	362	317
3.275% due 08/25/2034 ^	101	93
3.309% due 02/20/2036 ^	65	59
3.337% due 01/25/2036 ^	179	163
3.482% due 08/25/2034	10,844	10,615
3.524% due 06/25/2034	1,284	1,267
5.500% due 07/25/2037 ^	481	401
5.750% due 12/25/2035 ^	163	146
6.000% due 02/25/2037 ^	550	496
6.000% due 03/25/2037 ^	187	165
6.000% due 07/25/2037	313	256
6.500% due 11/25/2036 ^	1,317	1,111
Countrywide Home Loan Reperforming REMIC Trust
6.000% due 03/25/2035 ^	115	113

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	67

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Credit Suisse Commercial Mortgage Trust
1.264% due 05/27/2037		$100	$99
Credit Suisse First Boston Mortgage Securities Corp.
1.590% due 03/25/2032		18	17
2.366% due 09/25/2034 ^		120	112
Credit Suisse Mortgage Capital Certificates
1.354% due 12/27/2035		209	204
3.254% due 04/26/2038		1,599	1,587
3.550% due 08/28/2036		89	88
3.588% due 04/28/2037		522	419
Deutsche ALT-A Securities, Inc.
1.376% due 01/25/2047		117	110
1.406% due 08/25/2047		561	518
1.516% due 04/25/2037		477	301
Deutsche Mortgage & Asset Receiving Corp.
0.768% due 11/27/2036		500	492
Downey Savings & Loan Association Mortgage Loan Trust
1.529% due 07/19/2045 ^		19	3
Eurosail PLC
1.240% due 06/13/2045	GBP	6,334	7,916
First Horizon Alternative Mortgage Securities Trust
3.063% due 04/25/2036 ^		$250	224
3.161% due 01/25/2036 ^		450	358
First Horizon Mortgage Pass-Through Trust
2.939% due 11/25/2037 ^		116	105
6.250% due 11/25/2036		609	576
GMAC Mortgage Corp. Loan Trust
3.661% due 11/19/2035		199	195
GreenPoint Mortgage Funding Trust
1.416% due 12/25/2046 ^		348	269
GS Mortgage Securities Trust
3.722% due 10/10/2049		5,000	4,990
GSC Capital Corp. Mortgage Trust
1.396% due 05/25/2036 ^		204	162
GSR Mortgage Loan Trust
3.109% due 09/25/2035		436	444
3.122% due 09/25/2035		196	197
3.337% due 04/25/2035		97	96
3.358% due 09/25/2034		132	134
3.454% due 11/25/2035		191	167
3.608% due 04/25/2035		59	59
HarborView Mortgage Loan Trust
1.399% due 01/19/2038		60	56
1.459% due 01/19/2036		177	141
1.459% due 01/19/2038 ^		90	55
1.649% due 05/19/2035		3,846	3,612
1.889% due 01/19/2035		67	61
1.987% due 07/19/2045		71	67
3.097% due 12/19/2035 ^		195	161
3.523% due 12/19/2035 ^		111	108

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
HomeBanc Mortgage Trust
1.396% due 12/25/2036	$144	$136
Impac Secured Assets Trust
1.366% due 11/25/2036	1,446	1,223
1.386% due 01/25/2037	240	225
IndyMac Mortgage Loan Trust
1.396% due 07/25/2047	506	349
1.406% due 09/25/2046	184	163
1.496% due 03/25/2035	376	340
1.516% due 11/25/2035 ^	265	184
2.988% due 06/25/2037 ^	150	134
3.177% due 08/25/2036	3,321	3,190
3.185% due 11/25/2035 ^	198	167
3.196% due 08/25/2035	1,331	1,112
3.237% due 09/25/2035 ^	135	126
3.266% due 06/25/2036	1,944	1,864
3.285% due 10/25/2035	1,141	950
3.310% due 06/25/2036	6,777	5,750
3.528% due 06/25/2035 ^	105	93
JPMorgan Alternative Loan Trust
1.366% due 03/25/2037	33	33
1.376% due 10/25/2036	9,875	8,934
1.544% due 06/27/2037	5,025	4,249
3.032% due 12/25/2036	56	54
JPMorgan Mortgage Trust
3.024% due 11/25/2035	111	108
3.075% due 11/25/2035	108	103
3.253% due 01/25/2037 ^	33	30
3.306% due 04/25/2035	39	40
3.370% due 06/25/2037 ^	272	243
3.406% due 07/25/2035	684	687
3.411% due 07/25/2035	532	540
3.455% due 04/25/2035	54	54
3.604% due 09/25/2034	307	306
6.000% due 01/25/2036 ^	175	153
JPMorgan Resecuritization Trust
3.203% due 05/27/2037	4,167	4,091
Lavender Trust
6.250% due 10/26/2036	330	267
Lehman Mortgage Trust
5.285% due 01/25/2036 ^	249	235
5.374% due 12/25/2035	297	205
6.000% due 07/25/2036 ^	111	92
Lehman XS Trust
1.416% due 08/25/2046 ^	103	83
1.446% due 04/25/2046 ^	84	78
1.456% due 11/25/2046 ^	56	26
1.486% due 02/25/2036	10,175	9,235
Luminent Mortgage Trust
1.194% due 12/25/2036	990	874
1.416% due 10/25/2046	314	283
MASTR Adjustable Rate Mortgages Trust
1.456% due 05/25/2037	163	108

68	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

June 30, 2017

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MASTR Reperforming Loan Trust
7.000% due 05/25/2035	$1,283	$1,271
8.000% due 07/25/2035	1,119	1,162
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
2.610% due 10/20/2029	61	61
Merrill Lynch Alternative Note Asset Trust
1.204% due 04/25/2037	513	511
1.376% due 01/25/2037	157	81
1.516% due 03/25/2037	1,095	505
6.000% due 05/25/2037 ^	226	208
Merrill Lynch Mortgage Investors Trust
1.676% due 04/25/2029	71	69
1.876% due 09/25/2029	63	63
1.876% due 11/25/2029	88	86
2.449% due 07/25/2029	80	77
2.665% due 10/25/2035	354	354
3.010% due 02/25/2036	62	62
3.020% due 11/25/2035	149	150
6.250% due 10/25/2036	3,114	2,606
Morgan Stanley Dean Witter Capital, Inc. Trust
2.618% due 03/25/2033	102	94
Morgan Stanley Mortgage Loan Trust
1.496% due 11/25/2035	74	74
1.536% due 01/25/2035	59	55
3.085% due 06/25/2036	110	111
3.174% due 07/25/2035	4,787	4,301
6.000% due 10/25/2037 ^	104	89
Morgan Stanley Re-REMIC Trust
0.685% due 02/26/2037	307	247
1.719% due 03/26/2037	165	138
5.500% due 10/26/2035	10,756	9,169
5.500% due 08/26/2047	20	20
Morgan Stanley Resecuritization Trust
1.334% due 01/26/2051	386	373
NAAC Reperforming Loan REMIC Trust
7.500% due 03/25/2034 ^	584	570
Nomura Asset Acceptance Corp. Alternative Loan Trust
3.696% due 02/25/2036 ^	809	684
RBSSP Resecuritization Trust
1.274% due 02/26/2037	1,662	1,590
1.344% due 03/26/2037	2,015	1,999
2.900% due 10/26/2035	4,735	4,802
Residential Accredit Loans, Inc. Trust
1.386% due 12/25/2036	499	405
1.416% due 05/25/2047	200	188
1.426% due 06/25/2037	168	139
1.466% due 08/25/2037	538	472
1.516% due 01/25/2035	93	93
1.516% due 08/25/2035	217	179
1.616% due 10/25/2045	171	151
3.777% due 02/25/2035 ^	413	339

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.856% due 02/25/2036 ^	$158	$130
8.000% due 04/25/2036 ^	202	200
Residential Asset Securitization Trust
6.000% due 06/25/2036	235	170
6.000% due 11/25/2036 ^	157	108
6.000% due 03/25/2037 ^	138	92
6.250% due 11/25/2036	107	76
6.500% due 04/25/2037 ^	1,390	839
Residential Funding Mortgage Securities, Inc. Trust
4.250% due 03/25/2035 ^	1,521	1,246
6.000% due 09/25/2036 ^	326	308
Structured Adjustable Rate Mortgage Loan Trust
1.536% due 10/25/2035	1,952	1,800
1.951% due 06/25/2034	601	562
2.176% due 05/25/2035 ^	626	491
3.165% due 09/25/2036 ^	5,473	4,119
3.297% due 06/25/2036 ^	65	62
3.320% due 02/25/2036 ^	396	373
3.330% due 10/25/2034	86	87
3.357% due 10/25/2036 ^	218	178
3.691% due 07/25/2037 ^	8	7
Structured Asset Mortgage Investments Trust
1.346% due 03/25/2037	259	192
1.396% due 09/25/2047	112	103
1.406% due 06/25/2036	13,082	11,854
1.406% due 07/25/2046 ^	780	655
1.406% due 09/25/2047	1,233	1,153
1.416% due 05/25/2036	1,228	1,075
1.426% due 09/25/2047 ^	2,057	1,723
1.436% due 05/25/2046	1,169	675
1.476% due 05/25/2046 ^	34	26
1.909% due 03/19/2034	516	493
1.909% due 02/19/2035	216	209
1.949% due 12/19/2033	475	460
2.076% due 02/25/2036 ^	841	816
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
2.893% due 02/25/2032	2	2
3.209% due 01/25/2032	4	4
3.275% due 02/25/2034	110	110
3.626% due 08/25/2032	79	79
Structured Asset Securities Corp. Trust
1.566% due 02/25/2035	40	39
Suntrust Adjustable Rate Mortgage Loan Trust
3.482% due 02/25/2037 ^	554	475
SunTrust Alternative Loan Trust
6.000% due 12/25/2035	760	751
Thornburg Mortgage Securities Trust
1.856% due 09/25/2043	397	386
1.956% due 09/25/2044	56	53
2.757% due 09/25/2037	135	135
Wachovia Mortgage Loan Trust LLC
3.249% due 10/20/2035	95	84

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	69

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WaMu Mortgage Pass-Through Certificates Trust
1.482% due 06/25/2047 ^	$156	$53
1.486% due 12/25/2045	11	11
1.502% due 07/25/2047	20,903	18,567
1.606% due 10/25/2044	1,497	1,473
1.626% due 11/25/2045	317	290
1.732% due 08/25/2046	2,312	2,112
1.856% due 01/25/2045	343	341
1.932% due 11/25/2042	36	34
1.956% due 11/25/2034	304	300
2.145% due 11/25/2046	323	309
2.196% due 11/25/2034	837	827
2.701% due 08/25/2033	496	508
2.808% due 12/25/2036 ^	202	192
2.833% due 08/25/2036 ^	182	172
2.953% due 12/25/2036 ^	1,963	1,873
Washington Mutual Mortgage Pass-Through Certificates Trust
1.432% due 04/25/2047	559	411
1.502% due 04/25/2047	818	592
1.666% due 05/25/2035 ^	580	449
4.365% due 09/25/2036 ^	180	97
Wells Fargo Alternative Loan Trust
3.509% due 07/25/2037 ^	92	83
Wells Fargo Mortgage-Backed Securities Trust
1.716% due 07/25/2037 ^	148	129
3.044% due 08/25/2034	169	174
3.045% due 06/25/2035	3,586	3,608
3.047% due 10/25/2036 ^	86	84
3.075% due 10/25/2036 ^	859	827
3.082% due 01/25/2035	525	525
3.107% due 03/25/2036	1,030	1,039
3.153% due 03/25/2035	1,835	1,847
3.246% due 07/25/2036 ^	2,110	2,048
3.253% due 03/25/2036 ^	155	153
3.377% due 05/25/2035	12	12
6.000% due 06/25/2037 ^	172	173

Total Non-Agency Mortgage-Backed Securities (Cost $293,808)		305,030

ASSET-BACKED SECURITIES 39.5%
Aames Mortgage Investment Trust
1.996% due 10/25/2035	200	182
2.416% due 06/25/2035	700	653
AASET Trust
3.967% due 05/16/2042	2,800	2,807
Accredited Mortgage Loan Trust
1.346% due 02/25/2037	1,724	1,711
1.476% due 09/25/2036	1,100	1,071
1.500% due 09/25/2035	200	182
ACE Securities Corp. Home Equity Loan Trust
1.326% due 12/25/2036	366	155

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.356% due 07/25/2036	$309	$212
1.371% due 08/25/2036	819	749
1.376% due 05/25/2036	52	52
1.516% due 02/25/2036	174	171
1.626% due 12/25/2035	2,000	1,781
1.686% due 10/25/2035	1,800	1,780
1.836% due 02/25/2036 ^	174	163
1.876% due 11/25/2035	200	195
2.116% due 12/25/2034	187	179
2.191% due 06/25/2034	167	165
2.191% due 07/25/2035	100	100
Aegis Asset-Backed Securities Trust
1.646% due 12/25/2035	200	168
1.696% due 06/25/2035	200	169
1.916% due 03/25/2035	300	266
2.216% due 03/25/2035 ^	149	140
Ameriquest Mortgage Securities Trust
1.606% due 03/25/2036	400	394
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
1.666% due 07/25/2035	800	774
1.666% due 01/25/2036	300	298
1.686% due 11/25/2035	200	177
1.736% due 09/25/2035	10,000	9,223
1.816% due 08/25/2035	386	387
2.326% due 03/25/2035	200	184
Amortizing Residential Collateral Trust
1.796% due 07/25/2032	72	69
2.216% due 10/25/2034	245	241
Ares Enhanced Loan Investment Strategy IR Ltd.
2.553% due 07/23/2025	9,700	9,744
Argent Securities Trust
1.366% due 09/25/2036	946	419
1.406% due 03/25/2036	379	203
Argent Securities, Inc. Asset-Backed Pass-Through Certificates
1.446% due 01/25/2036	120	105
1.536% due 01/25/2036	4,868	4,161
Asset-Backed Funding Certificates Trust
1.326% due 01/25/2037	543	364
1.356% due 11/25/2036	13,379	9,337
1.376% due 01/25/2037	342	231
1.436% due 01/25/2037	205	140
1.836% due 04/25/2034	415	416
1.891% due 06/25/2035	282	282
2.216% due 06/25/2037	268	213
Asset-Backed Securities Corp. Home Equity Loan Trust
1.666% due 11/25/2035	300	291
2.116% due 06/25/2035	200	192
2.416% due 06/25/2034	200	192
3.091% due 09/25/2034	1,433	1,417
4.159% due 08/15/2033	40	40

70	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

June 30, 2017

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Avery Point CLO Ltd.
2.256% due 04/25/2026	$5,600	$5,609
Babson CLO Ltd.
2.308% due 10/17/2026	15,000	15,019
Basic Asset-Backed Securities Trust
1.526% due 04/25/2036	200	192
Bayview Financial Asset Trust
1.616% due 12/25/2039	258	258
Bear Stearns Asset-Backed Securities Trust
1.326% due 04/25/2031	118	126
1.366% due 06/25/2036	229	229
1.386% due 05/25/2036 ^	253	259
1.396% due 06/25/2047	75	74
1.406% due 05/25/2037	228	238
1.416% due 12/25/2036	399	384
1.446% due 02/25/2037	11,807	10,056
1.486% due 06/25/2036	200	188
1.616% due 09/25/2046	252	223
1.646% due 12/25/2035	500	481
1.666% due 08/25/2036	400	363
1.716% due 12/25/2035	300	300
1.766% due 06/25/2036	300	288
1.916% due 11/25/2035 ^	210	212
2.176% due 04/25/2035	121	121
2.388% due 10/25/2036	69	50
2.396% due 06/25/2043	1,496	1,481
2.466% due 08/25/2037	171	165
3.079% due 07/25/2036	399	382
Carrington Mortgage Loan Trust
1.436% due 01/25/2037	1,200	893
1.476% due 02/25/2037	1,400	1,247
2.266% due 05/25/2035	300	259
Cendant Mortgage Corp.
6.000% due 07/25/2043	25	26
Cent CLO Ltd.
2.500% due 10/29/2025	9,050	9,060
CIFC Funding Ltd.
2.173% due 10/24/2025	15,000	15,050
Citigroup Mortgage Loan Trust Asset-Backed Pass-Through Certificates
2.146% due 05/25/2035	200	192
Citigroup Mortgage Loan Trust, Inc.
1.356% due 12/25/2036	713	703
1.386% due 05/25/2037	20,440	16,181
1.476% due 01/25/2037	300	290
1.616% due 11/25/2046	294	284
1.626% due 10/25/2035	1,700	1,649
1.666% due 11/25/2045	300	296
1.836% due 12/25/2035	346	345
1.936% due 09/25/2035 ^	170	170
1.951% due 09/25/2035 ^	500	492
6.351% due 05/25/2036 ^	191	123

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Conseco Financial Corp.
6.810% due 12/01/2028	$667	$698
6.870% due 04/01/2030	318	343
7.060% due 02/01/2031	764	775
Countrywide Asset-Backed Certificates
1.356% due 06/25/2035	1,698	1,362
1.356% due 02/25/2037	19	19
1.356% due 07/25/2037 ^	4,986	4,311
1.366% due 07/25/2036	448	463
1.366% due 01/25/2037	6,623	6,320
1.366% due 05/25/2037	683	665
1.376% due 01/25/2034	86	84
1.376% due 05/25/2036	765	616
1.376% due 03/25/2037	205	200
1.386% due 03/25/2037	350	331
1.386% due 05/25/2037	235	230
1.386% due 06/25/2047	303	299
1.396% due 06/25/2047	533	525
1.406% due 06/25/2047	288	280
1.436% due 09/25/2037 ^	256	212
1.436% due 09/25/2047	2,230	2,008
1.446% due 10/25/2047	490	486
1.466% due 01/25/2046	4,344	3,498
1.466% due 06/25/2047	243	201
1.516% due 07/25/2036	276	274
1.566% due 04/25/2036	100	99
1.616% due 06/25/2036	300	291
1.666% due 03/25/2036	100	91
1.666% due 03/25/2047 ^	135	78
1.696% due 12/25/2031 ^	638	515
1.706% due 02/25/2036	200	188
1.876% due 12/25/2035	300	293
1.986% due 11/25/2035	39	39
2.191% due 02/25/2034	85	83
2.266% due 08/25/2035	100	101
2.716% due 02/25/2035	300	285
Countrywide Asset-Backed Certificates Trust
1.346% due 04/25/2046	6,942	5,717
1.356% due 02/25/2037	11,696	10,151
1.366% due 09/25/2046	6,676	6,589
1.366% due 10/25/2046 ^	3,546	3,495
1.366% due 03/25/2047	229	216
1.676% due 05/25/2036	600	565
1.746% due 02/25/2036	200	197
1.836% due 08/25/2035	123	123
1.936% due 07/25/2034	196	195
1.946% due 07/25/2035	400	397
2.016% due 08/25/2047	932	901
2.116% due 10/25/2034	124	120
2.566% due 04/25/2035	200	199
Credit-Based Asset Servicing and Securitization LLC
1.336% due 07/25/2037	16	10
1.436% due 07/25/2037	340	226
1.786% due 07/25/2036	296	291
2.116% due 11/25/2033	195	194

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	71

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.161% due 04/25/2036		$80	$77
3.721% due 06/25/2035 ^		20	20
CVC Cordatus Loan Fund Ltd.
0.870% due 07/15/2027	EUR	1,200	1,373
CVP Cascade CLO Ltd.
2.308% due 01/16/2026		$11,500	11,504
Delta Funding Home Equity Loan Trust
1.799% due 08/15/2030		66	64
EMC Mortgage Loan Trust
1.764% due 05/25/2040		13	12
First Franklin Mortgage Loan Trust
1.356% due 12/25/2036		344	213
1.366% due 07/25/2036		92	91
1.376% due 04/25/2036		296	272
1.456% due 04/25/2036		400	296
1.456% due 08/25/2036		357	254
1.576% due 10/25/2035		161	154
1.576% due 11/25/2035		200	168
1.706% due 09/25/2035		140	140
1.726% due 09/25/2035		1	1
1.891% due 06/25/2036		213	213
2.026% due 04/25/2035		540	541
2.086% due 09/25/2034		401	396
2.161% due 03/25/2035		100	88
2.416% due 01/25/2035		122	108
2.641% due 10/25/2034		948	853
First NLC Trust
0.070% due 05/25/2035		1,043	919
1.286% due 08/25/2037		66	37
First Plus Home Loan Owners Trust
7.320% due 11/10/2023 ^		6	2
Fremont Home Loan Trust
1.366% due 01/25/2037		295	160
1.376% due 08/25/2036		237	100
1.386% due 02/25/2036		71	63
1.386% due 02/25/2037		1,021	582
1.486% due 02/25/2036		300	212
1.486% due 04/25/2036		3,000	1,841
1.706% due 07/25/2035		100	96
2.006% due 12/25/2029		10	10
GE-WMC Asset-Backed Pass-Through Certificates
1.466% due 12/25/2035		2,945	2,854
GSAA Home Equity Trust
1.336% due 04/25/2047		317	289
GSAMP Trust
1.294% due 04/25/2036		397	291
1.306% due 01/25/2037		3,421	2,149
1.336% due 12/25/2036		1,117	617
1.366% due 06/25/2036		321	318
1.366% due 09/25/2036		391	183
1.366% due 12/25/2046		723	460
1.376% due 05/25/2046		46	45
1.416% due 11/25/2036		214	128
1.446% due 12/25/2046		217	139

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.456% due 12/25/2035	$138	$137
1.456% due 06/25/2036	334	219
2.866% due 10/25/2034	84	80
Hildene CLO Ltd.
2.308% due 01/17/2026	5,600	5,614
2.338% due 07/19/2026	3,100	3,108
Home Equity Asset Trust
2.311% due 05/25/2035	200	189
Home Equity Loan Trust
1.446% due 04/25/2037	800	695
1.556% due 04/25/2037	500	383
HSI Asset Securitization Corp. Trust
1.326% due 12/25/2036	266	113
1.386% due 12/25/2036	1,213	519
1.436% due 12/25/2036	809	349
1.606% due 11/25/2035	300	256
ICG U.S. CLO Ltd.
2.348% due 10/15/2026	8,500	8,501
IndyMac Home Equity Mortgage Loan Asset-Backed Trust
1.356% due 11/25/2036	542	450
1.376% due 11/25/2036	448	340
1.536% due 04/25/2037	409	377
IXIS Real Estate Capital Trust
1.846% due 02/25/2036	486	480
JPMorgan Mortgage Acquisition Corp.
1.396% due 02/25/2036	285	284
1.446% due 05/25/2035	331	329
JPMorgan Mortgage Acquisition Trust
1.376% due 01/25/2036	176	174
1.376% due 05/25/2036	321	319
1.376% due 06/25/2036	170	169
1.376% due 01/25/2037	453	451
1.386% due 04/25/2036	602	598
1.476% due 03/25/2037	300	284
1.476% due 06/25/2037	300	277
1.486% due 04/25/2036	300	293
1.486% due 05/25/2036	700	658
1.486% due 07/25/2036	200	162
1.496% due 01/25/2037	200	187
6.337% due 08/25/2036 ^	158	112
Lehman ABS Mortgage Loan Trust
1.306% due 06/25/2037	292	185
1.416% due 06/25/2037	235	152
Lehman XS Trust
1.366% due 04/25/2037 ^	614	505
1.386% due 02/25/2037 ^	1,943	1,244
Lendmark Funding Trust
3.260% due 04/21/2025	2,600	2,624
Long Beach Mortgage Loan Trust
1.596% due 08/25/2045	179	170
1.831% due 07/25/2031	260	258
1.861% due 11/25/2035	600	556

72	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

June 30, 2017

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.266% due 06/25/2035	$500	$439
2.491% due 02/25/2035	12,750	11,249
2.641% due 03/25/2032	333	326
MASTR Asset-Backed Securities Trust
1.326% due 08/25/2036	205	110
1.366% due 08/25/2036	338	183
1.396% due 02/25/2036	454	254
1.456% due 06/25/2036	199	115
1.456% due 08/25/2036	203	112
1.516% due 01/25/2036	213	212
1.596% due 01/25/2036	300	260
1.716% due 10/25/2035 ^	357	325
1.716% due 11/25/2035	12,666	8,687
1.966% due 12/25/2034 ^	72	72
Meritage Mortgage Loan Trust
1.966% due 11/25/2035	179	179
Merrill Lynch Mortgage Investors Trust
1.456% due 08/25/2037	1,104	715
1.526% due 08/25/2036	300	297
1.666% due 02/25/2047	1,366	959
1.696% due 05/25/2036	340	320
MESA Trust
2.016% due 12/25/2031	694	686
Mid-State Capital Corp. Trust
6.005% due 08/15/2037	773	842
Morgan Stanley ABS Capital, Inc. Trust
1.286% due 10/25/2036	106	58
1.326% due 10/25/2036	860	517
1.356% due 10/25/2036	157	87
1.356% due 11/25/2036	288	178
1.366% due 06/25/2036	432	335
1.366% due 09/25/2036	426	208
1.366% due 10/25/2036	252	152
1.366% due 11/25/2036	1,532	997
1.396% due 03/25/2037	461	242
1.416% due 02/25/2037	160	96
1.436% due 11/25/2036	1,727	1,082
1.466% due 03/25/2037	461	245
1.526% due 12/25/2035	432	412
2.116% due 05/25/2034	127	123
2.146% due 03/25/2035	300	297
2.206% due 06/25/2035	400	397
2.266% due 04/25/2035	200	153
2.466% due 07/25/2037	400	315
2.866% due 03/25/2034	925	885
Morgan Stanley Capital, Inc. Trust
1.506% due 01/25/2036	1,557	1,505
Morgan Stanley Dean Witter Capital, Inc. Trust
2.566% due 02/25/2033	908	905
Morgan Stanley Home Equity Loan Trust
1.376% due 04/25/2036	143	108
1.386% due 04/25/2037	723	455
1.446% due 04/25/2037	241	153

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Morgan Stanley Mortgage Loan Trust
1.446% due 02/25/2037	$174	$93
1.576% due 04/25/2037	319	161
2.665% due 11/25/2036 ^	300	148
5.965% due 09/25/2046 ^	424	240
MP CLO Ltd.
2.358% due 01/15/2027	14,000	14,006
New Century Home Equity Loan Trust
1.466% due 12/25/2035	112	112
1.891% due 06/25/2035	1,000	988
Nomura Home Equity Loan, Inc. Home Equity Loan Trust
1.626% due 02/25/2036	193	193
6.032% due 10/25/2036 ^	187	87
NovaStar Mortgage Funding Trust
1.366% due 06/25/2036	157	116
1.586% due 01/25/2036	9	9
1.686% due 01/25/2036	7,500	7,041
OHA Credit Partners Ltd.
2.166% due 10/20/2025	5,600	5,600
2.286% due 07/20/2026	6,500	6,518
OHA Loan Funding Ltd.
2.456% due 08/23/2024	5,500	5,525
OneMain Direct Auto Receivables Trust
2.040% due 01/15/2021	2,340	2,343
Option One Mortgage Loan Trust
1.356% due 01/25/2037	81	54
1.386% due 05/25/2037	201	122
1.436% due 01/25/2037	324	219
1.546% due 04/25/2037	147	97
1.576% due 01/25/2036	300	250
1.726% due 08/25/2035	400	330
Option One Mortgage Loan Trust Asset- Backed Certificates
1.656% due 11/25/2035	396	394
1.676% due 11/25/2035	3,100	2,655
Ownit Mortgage Loan Trust
1.816% due 10/25/2036 ^	280	242
OZLM Funding Ltd.
2.288% due 01/17/2026	23,100	23,142
Palmer Square CLO Ltd.
2.378% due 10/17/2027	9,000	9,003
Park Place Securities, Inc.
1.706% due 09/25/2035	200	176
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
1.706% due 08/25/2035	200	177
1.706% due 09/25/2035	500	490
1.746% due 07/25/2035	400	386
1.766% due 07/25/2035	950	820
2.161% due 02/25/2035	21	21
2.161% due 06/25/2035	200	201
2.266% due 10/25/2034	500	479

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	73

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.341% due 03/25/2035	$400	$393
2.461% due 01/25/2036	300	300
3.016% due 12/25/2034	676	613
People’s Choice Home Loan Securities Trust
1.936% due 05/25/2035 ^	181	177
People’s Financial Realty Mortgage Securities Trust
1.356% due 09/25/2036	435	184
Popular ABS Mortgage Pass-Through Trust
1.476% due 11/25/2046	200	195
1.606% due 02/25/2036	400	357
RAAC Trust
1.385% due 10/25/2045	250	248
1.516% due 06/25/2044	87	74
1.566% due 11/25/2046	684	613
1.616% due 09/25/2045	4,100	3,933
1.616% due 06/25/2047	99	99
2.716% due 09/25/2047	600	570
Regatta Funding Ltd.
2.316% due 10/25/2026	6,000	6,003
Renaissance Home Equity Loan Trust
5.812% due 11/25/2036	554	333
7.238% due 09/25/2037 ^	268	158
Residential Asset Mortgage Products Trust
1.244% due 10/25/2034	54	52
1.376% due 12/25/2036	125	124
1.376% due 02/25/2037	321	317
1.496% due 09/25/2036	258	228
1.516% due 05/25/2036 ^	1,499	1,219
1.536% due 01/25/2036	1,000	868
1.646% due 11/25/2035	250	244
1.656% due 10/25/2035	200	195
1.676% due 10/25/2035	100	95
1.696% due 09/25/2035	300	296
2.116% due 08/25/2034	184	180
5.512% due 07/25/2034 ^	1,345	1,299
5.521% due 01/25/2034	1,449	1,495
Residential Asset Securities Corp. Trust
1.346% due 11/25/2036	677	578
1.376% due 11/25/2036 ^	591	553
1.386% due 11/25/2036	902	824
1.456% due 09/25/2036	862	806
1.466% due 04/25/2037	293	288
1.486% due 05/25/2037	227	223
1.496% due 06/25/2036	1,000	951
1.546% due 12/25/2035	276	208
1.556% due 04/25/2037	1,600	1,352
1.596% due 02/25/2036	400	400
1.626% due 01/25/2036	200	198
1.636% due 10/25/2035	300	286
1.636% due 12/25/2035	400	375
1.656% due 11/25/2035	300	299
1.676% due 11/25/2035	300	274
1.861% due 03/25/2035	1,174	1,155
1.981% due 03/25/2034	87	85

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.056% due 12/25/2034	$43	$42
Saxon Asset Securities Trust
2.386% due 07/25/2031	25	25
Securitized Asset-Backed Receivables LLC Trust
1.306% due 07/25/2036	264	137
1.356% due 05/25/2036	573	338
1.376% due 07/25/2036	258	135
1.456% due 07/25/2036	221	118
1.466% due 05/25/2036	1,271	767
1.486% due 03/25/2036	259	235
1.876% due 08/25/2035	360	233
1.891% due 01/25/2035	111	108
2.176% due 01/25/2036 ^	137	97
3.443% due 01/25/2036 ^	73	58
Seneca Park CLO Ltd.
2.278% due 07/17/2026	6,800	6,817
SG Mortgage Securities Trust
1.376% due 07/25/2036	32,981	12,208
1.666% due 10/25/2035	1,000	961
SLM Student Loan Trust
2.656% due 04/25/2023	9,891	10,117
Soundview Home Loan Trust
1.296% due 06/25/2037	67	45
1.326% due 02/25/2037	342	134
1.376% due 11/25/2036	481	453
1.396% due 02/25/2037	479	190
1.396% due 07/25/2037	2,825	2,291
1.566% due 03/25/2036	400	345
2.041% due 06/25/2035	200	188
2.166% due 10/25/2037	449	353
South Carolina Student Loan Corp.
2.202% due 09/03/2024	600	604
Specialty Underwriting & Residential Finance Trust
1.366% due 09/25/2037	147	89
1.366% due 11/25/2037	1,040	679
1.486% due 04/25/2037	257	153
2.191% due 12/25/2035	444	409
SpringCastle America Funding LLC
3.050% due 04/25/2029	13,143	13,237
Staniford Street CLO Ltd.
2.426% due 06/15/2025	20,000	20,000
Structured Asset Investment Loan Trust
1.366% due 09/25/2036	350	313
1.406% due 03/25/2036	703	646
1.516% due 01/25/2036	313	276
2.116% due 05/25/2035	600	585
2.341% due 07/25/2033	87	87
2.491% due 12/25/2034	1,138	969
Structured Asset Securities Corp. Mortgage Loan Trust
1.351% due 07/25/2036	12,088	11,454
1.356% due 09/25/2036	342	340
1.366% due 09/25/2036	174	160

74	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

June 30, 2017

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.376% due 03/25/2036	$73	$73
1.386% due 12/25/2036	247	223
1.426% due 02/25/2037	899	813
1.446% due 01/25/2037	2,998	2,004
1.466% due 09/25/2036	200	178
1.586% due 04/25/2036	600	554
2.116% due 08/25/2037	323	317
2.216% due 08/25/2037	927	902
Structured Asset Securities Corp. Trust
1.676% due 09/25/2035	700	546
THL Credit Wind River CLO Ltd.
2.608% due 01/15/2026	10,500	10,550
Venture CLO Ltd.
0.000% due 07/15/2026 (a)	1,550	1,550
VOLT LLC
3.250% due 04/25/2059	19,000	19,031
WaMu Asset-Backed Certificates Trust
1.441% due 05/25/2047	13,120	10,789
Wells Fargo Home Equity Asset-Backed Securities Trust
1.546% due 05/25/2036	300	272
1.846% due 03/25/2035	1,000	995
1.846% due 11/25/2035	200	193
2.266% due 02/25/2035	200	189

Total Asset-Backed Securities (Cost $521,895)		536,463

SOVEREIGN ISSUES 0.5%
Corp. Financiera de Desarrollo S.A.
4.750% due 02/08/2022	7,000	7,514

Total Sovereign Issues (Cost $6,957)		7,514

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 2.7%

REPURCHASE AGREEMENTS (f) 2.7%
		$36,076

U.S. TREASURY BILLS 0.0%
0.899% due 08/31/2017 (b)(c)	$293	292

Total Short-Term Instruments (Cost $36,369)		36,368

Total Investments in Securities (Cost $2,407,286)		2,434,971

Total Investments 179.4% (Cost $2,407,286)		$2,434,971

Financial Derivative Instruments (h)(j) 0.0% (Cost or Premiums, net $(963))		172

Other Assets and Liabilities, net (79.4)%		(1,077,406)

Net Assets 100.0%		$1,357,737

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	When-issued security.
(b)	Zero coupon security.
(c)	Coupon represents a yield to maturity.
(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(e)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Rise Ltd.	4.750%	01/31/2021	03/14/2017	$579	$581	0.04%

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	75

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BCY	1.440%	06/30/2017	07/03/2017	$10,200	Fannie Mae 4.000% due 07/01/2037	$(10,527)	$10,200	$10,201
NOM	1.050	06/30/2017	07/03/2017	22,200	U.S. Treasury Notes 1.750% due 09/30/2022	(22,633)	22,200	22,202
SSB	0.050	06/30/2017	07/03/2017	3,676	U.S. Treasury Notes 3.500% due 05/15/2020(2)	(3,753)	3,676	3,676

Total Repurchase Agreements						$(36,913)	$36,076	$36,079

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(3)	Settlement Date	Maturity Date	Amount Borrowed(3)	Payable for Reverse Repurchase Agreements
BOM	1.060%	05/03/2017	07/12/2017	$(39,636)	$(39,707)
BOS	1.140	05/16/2017	07/17/2017	(47,775)	(47,848)
BSN	0.980	04/04/2017	07/05/2017	(57,415)	(57,555)
	1.010	06/15/2017	07/18/2017	(10,526)	(10,531)
JPS	0.920	05/22/2017	07/03/2017	(1,947)	(1,949)
RDR	1.060	05/05/2017	07/07/2017	(25,728)	(25,773)

Total Reverse Repurchase Agreements					$(183,363)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(3)	Borrowing Date	Maturity Date	Amount Borrowed(3)	Payable for Sale-Buyback Transactions(4)
BCY	1.100%	06/22/2017	07/06/2017	$(3,942)	$(3,944)
BPG	1.340	06/21/2017	07/21/2017	(27,140)	(27,152)
GSC	1.050	06/13/2017	07/13/2017	(610)	(610)
	1.150	05/11/2017	07/11/2017	(32,472)	(32,527)
	1.160	06/02/2017	07/05/2017	(4,311)	(4,315)
	1.200	06/07/2017	07/07/2017	(3,437)	(3,440)
UBS	2.440	06/05/2017	09/05/2017	(52,240)	(52,290)

Total Sale-Buyback Transactions					$(124,278)

76	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

June 30, 2017

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2017:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(5)
Global/Master Repurchase Agreement
BCY	$10,201	$0	$0	$10,201	$(10,527)	$(326)
BOM	0	(39,707)	0	(39,707)	39,533	(174)
BOS	0	(47,848)	0	(47,848)	47,347	(501)
BSN	0	(68,086)	0	(68,086)	67,290	(796)
JPS	0	(1,949)	0	(1,949)	1,964	15
NOM	22,202	0	0	22,202	(22,633)	(431)
RDR	0	(25,773)	0	(25,773)	25,634	(139)
SSB	3,676	0	0	3,676	(3,753)	(77)

Master Securities Forward Transaction Agreement
BCY	0	0	(3,944)	(3,944)	3,824	(120)
BPG	0	0	(27,152)	(27,152)	26,878	(274)
GSC	0	0	(40,892)	(40,892)	40,569	(323)
UBS	0	0	(52,290)	(52,290)	51,668	(622)

Total Borrowings and Other Financing Transactions	$36,079	$(183,363)	$(124,278)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(183,363)	$0	$0	$(183,363)

Total	$0	$(183,363)	$0	$0	$(183,363)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(71,988)	(52,290)	0	(124,278)

Total	$0	$(71,988)	$(52,290)	$0	$(124,278)

Total Borrowings	$0	$(255,351)	$(52,290)	$0	$(307,641)

Gross amount of recognized liabilities for reverse repurchase agreements and sale-buyback financing transactions					$(307,641)

(g)	Securities with an aggregate market value of $305,726 have been pledged as collateral under the terms of of the above master agreements as of June 30, 2017.

(1)	Includes accrued interest.

(2)	Collateral is held in custody by the counterparty.

(3)

The average amount of borrowings outstanding during the period ended June 30, 2017 was $(201,764) at a weighted average interest rate of 0.937%. Average borrowings may include sale-buyback transactions and reverse repurchase agreements, if held during the period.

(4)	Payable for sale-buyback transactions includes $(141) of deferred price drop.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	77

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Arrangements,, in the Notes to Financial Statements for more information regarding master netting arrangements.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOT U.S. Treasury 10-Year Note September Futures	$114.500	08/25/2017	14	$0	$0
Put - CBOT U.S. Treasury 10-Year Note September Futures	115.000	08/25/2017	180	2	0

				$2	$0

Total Purchased Options				$2	$0

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar March Futures	03/2018	214	$52,665	$21	$0	$(11)
U.S. Treasury 10-Year Note September Futures	09/2017	1,033	129,674	(367)	0	(290)

				$(346)	$0	$(301)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
United Kingdom Long Gilt September Futures	09/2017	45	GBP 7,360	$109	$65	$0

Total Futures Contracts				$(237)	$65	$(301)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
								Asset	Liability
Receive	3-Month USD-LIBOR	1.750%	12/21/2023	$79,000	$1,287	$303	$ 1,590	$184	$0

Total Swap Agreements					$1,287	$303	$ 1,590	$184	$0

78	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

June 30, 2017

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$ 0	$65	$184	$249	$0	$ (301)	$ 0	$ (301)

(i)	Securities with an aggregate market value of $1,319 and cash of $361 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2017. See Note 8, Master Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	07/2017	EUR	17,204	$	19,337	$0	$(312)
	07/2017	ILS	1,840		509	0	(19)
BPS	07/2017	$	19,570	EUR	17,204	80	0
	08/2017	EUR	17,204	$	19,598	0	(79)
	08/2017	$	12,146	MXN	234,467	704	0
CBK	07/2017	GBP	21,072	$	27,113	0	(332)
	08/2017	MXN	79,337		4,389	41	0
DUB	07/2017	BRL	73,984		22,364	32	0
	07/2017	$	22,797	BRL	73,984	0	(465)
FBF	08/2017		1,016	CAD	1,385	53	0
	09/2017	KRW	25,119,481	$	22,343	364	0
GLM	07/2017	BRL	73,055		21,990	0	(62)
	07/2017	$	22,083	BRL	73,055	0	(31)
	07/2017		14	CNH	94	0	0
	10/2017		121	RUB	7,110	0	(3)
HUS	08/2017		1,055	GBP	812	3	0
SCX	08/2017		25,269	AUD	34,338	1,110	0
UAG	07/2017		27,006	GBP	21,072	439	0
	08/2017	GBP	21,072	$	27,030	0	(440)

Total Forward Foreign Currency Contracts						$2,826	$(1,743)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at June 30, 2017(2)	Notional Amount(3)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Brazil Government International Bond	1.000%	06/20/2022	2.376%	$	2,000	$(122)	$(3)	$0	$(125)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	79

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at June 30, 2017(2)	Notional Amount(3)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
FBF	Brazil Government International Bond	1.000%	06/20/2022	2.376%	$	5,900	$(393)	$24	$0	$(369)
HUS	Brazil Government International Bond	1.000	06/20/2022	2.376		5,450	(386)	46	0	(340)
	Mexico Government International Bond	1.000	06/20/2022	1.128		4,400	(64)	39	0	(25)

							$(965)	$106	$0	$(859)

Total Swap Agreements							$(965)	$106	$0	$(859)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(4)
BOA	$0	$0	$0	$0	$(331)	$0	$(125)	$(456)	$(456)	$344	$(112)
BPS	784	0	0	784	(79)	0	0	(79)	705	(900)	(195)
CBK	41	0	0	41	(332)	0	0	(332)	(291)	273	(18)
DUB	32	0	0	32	(465)	0	0	(465)	(433)	445	12
FBF	417	0	0	417	0	0	(369)	(369)	48	0	48
GLM	0	0	0	0	(96)	0	0	(96)	(96)	0	(96)
HUS	3	0	0	3	0	0	(365)	(365)	(362)	384	22
SCX	1,110	0	0	1,110	0	0	0	0	1,110	(1,090)	20
UAG	439	0	0	439	(440)	0	0	(440)	(1)	0	(1)

Total Over the Counter	$2,826	$0	$0	$2,826	$(1,743)	$0	$(859)	$(2,602)

(k)	Securities with an aggregate market value of $1,446 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2017.

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

80	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

June 30, 2017

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$65	$65
Swap Agreements	0	0	0	0	184	184

	$0	$0	$0	$0	$249	$249

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,826	$0	$2,826

	$0	$0	$0	$2,826	$249	$3,075

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$301	$301

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,743	$0	$1,743
Swap Agreements	0	859	0	0	0	859

	$0	$859	$0	$1,743	$0	$2,602

	$0	$859	$0	$1,743	$301	$2,903

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,955	$1,955
Swap Agreements	0	0	0	0	(1,819)	(1,819)

	$0	$0	$0	$0	$136	$136

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$5,040	$0	$5,040
Purchased Options	0	0	0	0	(45)	(45)
Swap Agreements	0	1,090	0	0	0	1,090

	$0	$1,090	$0	$5,040	$(45)	$6,085

	$0	$1,090	$0	$5,040	$91	$6,221

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	81

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(1)	$(1)
Futures	0	0	0	0	(237)	(237)
Swap Agreements	0	0	0	0	260	260

	$0	$0	$0	$0	$22	$22

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(1,316)	$0	$(1,316)
Purchased Options	0	0	0	0	15	15
Swap Agreements	0	(663)	0	0	0	(663)

	$0	$(663)	$0	$(1,316)	$15	$(1,964)

	$0	$(663)	$0	$(1,316)	$37	$(1,942)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2017 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2017
Investments in Securities, at Value
Loan Participations and Assignments	$0	$0	$2,638	$2,638
Corporate Bonds & Notes
Banking & Finance	0	159,585	0	159,585
Industrials	0	50,996	0	50,996
Utilities	0	26,847	0	26,847
Municipal Bonds & Notes
California	0	4,795	0	4,795
Illinois	0	5,224	0	5,224
Ohio	0	1,237	0	1,237
Pennsylvania	0	9,972	0	9,972
Texas	0	1,060	0	1,060
Virginia	0	16,756	0	16,756
West Virginia	0	28,296	0	28,296
U.S. Government Agencies	0	776,283	0	776,283
U.S. Treasury Obligations	0	465,907	0	465,907
Non-Agency Mortgage-Backed Securities	0	305,030	0	305,030
Asset-Backed Securities	0	536,463	0	536,463
Sovereign Issues	0	7,514	0	7,514
Short-Term Instruments
Repurchase Agreements	0	36,076	0	36,076
U.S. Treasury Bills	0	292	0	292
Total Investments	$0	$2,432,333	$2,638	$2,434,971

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	65	184	0	249
Over the counter	0	2,826	0	2,826
	$65	$3,010	$0	$3,075

82	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

June 30, 2017

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2017
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$(301)	$0	$0	$(301)
Over the counter	0	(2,602)	0	(2,602)
	$(301)	$(2,602)	$0	$(2,903)

Total Financial Derivative Instruments	$(236)	$408	$0	$172

Totals	$(236)	$2,432,741	$2,638	$2,435,143

There were no significant transfers among Levels 1, 2, or 3 during the period ended June 30, 2017.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	83

Schedule of Investments PIMCO Fixed Income SHares: Series R

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 162.3%

CORPORATE BONDS & NOTES 7.4%

BANKING & FINANCE 5.6%
AerCap Ireland Capital DAC
3.750% due 05/15/2019		$100	$103
4.625% due 10/30/2020		100	106
Ally Financial, Inc.
3.500% due 01/27/2019		400	407
Bank of America N.A.
1.750% due 06/05/2018		1,800	1,803
Deutsche Bank AG
4.250% due 10/14/2021		1,400	1,467
Goldman Sachs Group, Inc.
2.446% due 09/15/2020		1,400	1,425
ING Bank NV
2.625% due 12/05/2022		400	404
International Lease Finance Corp.
5.875% due 04/01/2019		100	106
6.250% due 05/15/2019		100	107
8.250% due 12/15/2020		100	118
Nordea Kredit Realkreditaktieselskab
2.500% due 10/01/2047	DKK	564	88
Nykredit Realkredit A/S
2.500% due 10/01/2047		1,869	292
Realkredit Danmark A/S
2.500% due 10/01/2047		1,322	206
Santander Holdings USA, Inc.
2.642% due 11/24/2017		$100	100
UBS AG
1.539% due 12/07/2018		900	901
1.799% due 06/08/2020		1,000	1,002

			8,635

INDUSTRIALS 0.2%
eBay, Inc.
2.750% due 01/30/2023		300	297

UTILITIES 1.6%
AT&T, Inc.
1.808% due 01/15/2020		400	402
2.023% due 07/15/2021		1,100	1,112
Petrobras Global Finance BV
4.375% due 05/20/2023		200	189
6.125% due 01/17/2022		200	207
7.375% due 01/17/2027		500	531

			2,441

Total Corporate Bonds & Notes (Cost $11,195)			11,373

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 2.4%
Fannie Mae
1.661% due 02/25/2037	$57	$57
1.892% due 10/01/2044	6	6
Fannie Mae, TBA
3.000% due 09/01/2047	2,000	1,991
Freddie Mac
2.739% due 09/01/2036	75	79
3.034% due 07/01/2036	68	71
NCUA Guaranteed Notes
1.454% due 11/06/2017	1,553	1,553

Total U.S. Government Agencies (Cost $3,763)		3,757

U.S. TREASURY OBLIGATIONS 122.5%
U.S. Treasury Bonds
2.875% due 11/15/2046 (i)	20	20
3.000% due 02/15/2047 (e)	3,040	3,142
3.000% due 05/15/2047 (e)	1,260	1,303
U.S. Treasury Inflation Protected Securities (c)
0.125% due 04/15/2019	2,713	2,716
0.125% due 04/15/2020 (e)	28,193	28,244
0.125% due 04/15/2021 (e)	19,025	19,002
0.125% due 01/15/2022 (g)(i)	832	831
0.125% due 04/15/2022	101	100
0.125% due 01/15/2023 (e)	7,734	7,666
0.125% due 07/15/2024 (e)	10,515	10,332
0.125% due 07/15/2026 (i)	2,489	2,402
0.250% due 01/15/2025	6,845	6,726
0.375% due 07/15/2023 (i)	6,284	6,327
0.375% due 07/15/2025	2,299	2,283
0.375% due 01/15/2027	2,936	2,884
0.625% due 01/15/2024	4,737	4,806
0.625% due 01/15/2026 (e)	10,497	10,568
0.625% due 02/15/2043	532	490
0.750% due 02/15/2042	1,396	1,331
0.750% due 02/15/2045	3,011	2,830
0.875% due 02/15/2047	1,773	1,722
1.000% due 02/15/2046 (i)	5,139	5,141
1.250% due 07/15/2020	1,009	1,052
1.375% due 07/15/2018 (e)(i)	397	403
1.375% due 02/15/2044 (e)(i)	6,715	7,315
1.750% due 01/15/2028 (e)	18,722	20,883
1.875% due 07/15/2019	1,947	2,030
2.000% due 01/15/2026	517	580
2.125% due 02/15/2040 (i)	272	338
2.125% due 02/15/2041	2,457	3,073
2.375% due 01/15/2025	3,788	4,317
2.500% due 01/15/2029 (e)	16,993	20,449
3.625% due 04/15/2028	5,458	7,135
U.S. Treasury Notes
1.625% due 02/15/2026 (i)	40	38
1.875% due 02/28/2022 (i)	300	300

84	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

June 30, 2017

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.000% due 11/15/2026 (i)		$200	$195

Total U.S. Treasury Obligations (Cost $190,451)			188,974

NON-AGENCY MORTGAGE-BACKED SECURITIES 3.0%
Citigroup Mortgage Loan Trust, Inc.
1.224% due 06/25/2047		1,114	1,107
Countrywide Alternative Loan Trust
1.407% due 12/20/2046 ^		1,376	1,119
Grifonas Finance PLC
0.042% due 08/28/2039	EUR	189	185
GSR Mortgage Loan Trust
3.109% due 09/25/2035		$44	44
IndyMac Mortgage Loan Trust
2.056% due 05/25/2034		1,727	1,607
Marche Mutui SRL
0.062% due 02/25/2055	EUR	3	4
1.921% due 01/27/2064		56	64
Morgan Stanley Capital Trust
5.809% due 12/12/2049		$149	149
MortgageIT Trust
2.221% due 12/25/2034		34	32
Residential Accredit Loans, Inc. Trust
1.396% due 06/25/2046		274	121
Swan Trust
2.915% due 04/25/2041	AUD	286	221

Total Non-Agency Mortgage-Backed Securities (Cost $4,417)			4,653

ASSET-BACKED SECURITIES 3.6%
Bayview Opportunity Master Fund Trust
3.475% due 04/28/2032		$189	189
CIT Mortgage Loan Trust
2.566% due 10/25/2037		834	829
Citigroup Mortgage Loan Trust, Inc.
1.296% due 01/25/2037		239	154
1.676% due 10/25/2035		500	414
Countrywide Asset-Backed Certificates Trust
1.746% due 02/25/2036		500	494
Credit Suisse Mortgage Capital Mortgage-Backed Trust
4.500% due 03/25/2021		530	532
Dryden Senior Loan Fund
2.358% due 01/15/2025		743	744
First Franklin Mortgage Loan Trust
2.041% due 01/25/2035		51	51
Highlander Euro CDO BV
0.000% due 05/01/2023	EUR	460	526
Long Beach Mortgage Loan Trust
1.446% due 01/25/2046		$66	66

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Massachusetts Educational Financing Authority
2.106% due 04/25/2038		$79	$79
Nomura Home Equity Loan, Inc. Home Equity Loan Trust
1.726% due 05/25/2035		1,300	1,129
RAAC Trust
1.556% due 08/25/2036		100	96
Saxon Asset Securities Trust
1.936% due 05/25/2035		42	32
Structured Asset Securities Corp. Mortgage Loan Trust
2.216% due 08/25/2037		70	68
VOLT LLC
3.500% due 03/25/2047		94	94

Total Asset-Backed Securities (Cost $5,465)			5,497

SOVEREIGN ISSUES 16.8%
Argentine Government International Bond
6.875% due 01/26/2027		1,000	1,036
Brazil Letras do Tesouro Nacional
0.000% due 10/01/2017 (b)	BRL	5,290	1,560
0.000% due 07/01/2018 (b)		47,000	13,054
Canada Government International Bond
4.250% due 12/01/2026 (c)	CAD	891	936
Denmark Government International Bond
0.100% due 11/15/2023 (c)	DKK	28,589	4,653
Mexico Government International Bond
7.750% due 05/29/2031	MXN	8,021	474
New Zealand Government International Bond
2.000% due 09/20/2025 (c)	NZD	525	391
2.500% due 09/20/2035 (c)		410	317
3.000% due 09/20/2030 (c)		1,250	1,029
United Kingdom Gilt
0.125% due 03/22/2046 (c)	GBP	353	732
0.125% due 03/22/2058 (c)		63	161
0.125% due 11/22/2065 (c)		311	897
0.125% due 03/22/2068 (c)		119	363
1.500% due 07/22/2047		10	12
3.250% due 01/22/2044		220	366

Total Sovereign Issues (Cost $26,455)			25,981

SHORT-TERM INSTRUMENTS 6.6%

CERTIFICATES OF DEPOSIT 0.6%
Barclays Bank PLC
1.710% due 03/16/2018		$900	900

REPURCHASE AGREEMENTS (d) 0.8%
			1,195

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	85

Schedule of Investments PIMCO Fixed Income SHares: Series R (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
JAPAN TREASURY BILLS 2.7%
(0.141)% due 07/10/2017 - 08/07/2017 (a)(b)	JPY	470,000	$4,179

MEXICO TREASURY BILLS 2.5%
6.773% due 08/17/2017 - 01/04/2018 (a)(b)	MXN	70,440	3,833

Total Short-Term Instruments (Cost $9,871)			10,107

Total Investments in Securities (Cost $251,617)			250,342

MARKET VALUE (000S)
Total Investments 162.3% (Cost $251,617)	$250,342

Financial Derivative Instruments (f)(h) (1.3)% (Cost or Premiums, net $(160))	(1,962)

Other Assets and Liabilities, net (61.0)%	(94,087)

Net Assets 100.0%	$154,293

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Zero coupon security.
(c)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
SSB	0.050%	06/30/2017	07/03/2017	$1,195	U.S. Treasury Notes 3.500% due 05/15/2020(2)	$(1,219)	$1,195	$1,195

Total Repurchase Agreements						$(1,219)	$1,195	$1,195

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(3)	Settlement Date	Maturity Date	Amount Borrowed(3)	Payable for Reverse Repurchase Agreements
GRE	1.160%	06/21/2017	07/12/2017	$(1,879)	$(1,879)

Total Reverse Repurchase Agreements					$(1,879)

86	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

June 30, 2017

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(3)	Borrowing Date	Maturity Date	Amount Borrowed(3)	Payable for Sale-Buyback Transactions(4)
BCY	1.380%	06/27/2017	07/05/2017	$(2,676)	$(2,677)
	1.600	06/29/2017	07/06/2017	(1,033)	(1,033)
BPG	1.250	06/08/2017	07/10/2017	(6,272)	(6,278)
	2.440	05/31/2017	07/28/2017	(2,942)	(2,945)
MSC	1.310	06/13/2017	07/13/2017	(3,152)	(3,155)
TDM	0.960	04/19/2017	07/13/2017	(25,391)	(25,441)
	1.010	04/26/2017	07/13/2017	(4,100)	(4,108)
	1.040	05/04/2017	07/10/2017	(35,042)	(35,103)
	1.110	05/10/2017	07/10/2017	(3,935)	(3,941)
	1.120	05/17/2017	07/13/2017	(7,026)	(7,036)
	1.150	06/01/2017	07/03/2017	(415)	(416)
	1.170	06/05/2017	07/07/2017	(831)	(832)
	1.180	06/07/2017	07/07/2017	(319)	(319)

Total Sale-Buyback Transactions					$(93,284)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2017:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(5)
Global/Master Repurchase Agreement
GRE	$0	$(1,879)	$0	$(1,879)	$1,865	$(14)
SSB	1,195	0	0	1,195	(1,219)	(24)

Master Securities Forward Transaction Agreement
BCY	0	0	(3,710)	(3,710)	3,673	(37)
BPG	0	0	(9,223)	(9,223)	9,073	(150)
MSC	0	0	(3,155)	(3,155)	3,142	(13)
TDM	0	0	(77,196)	(77,196)	76,495	(701)

Total Borrowings and Other Financing Transactions	$1,195	$(1,879)	$(93,284)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(1,879)	$0	$0	$(1,879)

Total	$0	$(1,879)	$0	$0	$(1,879)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	87

Schedule of Investments PIMCO Fixed Income SHares: Series R (Cont.)

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Sale-Buyback Transactions
U.S. Treasury Obligations	$0	$(93,284)	$0	$0	$(93,284)

Total	$0	$(93,284)	$0	$0	$(93,284)

Total Borrowings	$0	$(95,163)	$0	$0	$(95,163)

Gross amount of recognized liabilities for reverse repurchase agreements and sale-buyback financing transactions					$(95,163)

(e)	Securities with an aggregate market value of $94,248 have been pledged as collateral under the terms of the above master agreements as of June 30, 2017.

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.
(3)

The average amount of borrowings outstanding during the period ended June, 30 2017 was $(65,854) at a weighted average interest rate of 0.895%. Average borrowings may include sale-buyback transactions and reverse repurchase agreements, if held during the period.

(4)	Payable for sale-buyback transactions includes $(24) of deferred price drop.
(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Call - CBOT U.S. Treasury 2-Year Note September Futures	$110.250	08/25/2017	23	$0	$0
Call - CBOT U.S. Treasury 5-Year Note September Futures	126.000	08/25/2017	84	1	0
Call - CBOT U.S. Treasury 5-Year Note September Futures	128.000	08/25/2017	44	1	0
Call - CBOT U.S. Treasury 5-Year Note September Futures	129.500	08/25/2017	24	0	0
Put - CBOT U.S. Treasury 10-Year Note September Futures	111.000	08/25/2017	217	2	0
Call - CBOT U.S. Treasury 10-Year Note September Futures	141.000	08/25/2017	14	0	0
Call - CBOT U.S. Treasury 10-Year Note September Futures	141.500	08/25/2017	7	0	0
Call - CBOT U.S. Treasury 10-Year Note September Futures	142.000	08/25/2017	25	0	0
Call - CBOT U.S. Treasury 10-Year Note September Futures	144.000	08/25/2017	4	0	0
Put - CME 90-Day Eurodollar March Futures	98.250	03/19/2018	195	19	16

				$23	$16

Total Purchased Options				$23	$16

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note August Futures	$126.000	07/21/2017	60	$(14)	$(47)
Call - CBOT U.S. Treasury 10-Year Note August Futures	127.500	07/21/2017	60	(13)	(3)
Put - CBOT U.S. Treasury 10-Year Note September Futures	124.500	08/25/2017	32	(14)	(15)

88	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

June 30, 2017

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Call - CBOT U.S. Treasury 10-Year Note September Futures	$127.500	08/25/2017	32	$(17)	$(6)
Call - CME 90-Day Eurodollar March Futures	98.750	03/19/2018	195	(22)	(7)

				$(80)	$(78)

Total Written Options				$(80)	$(78)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)		Variation Margin
						Asset	Liability
U.S. Treasury 10-Year Note September Futures	09/2017	105	$13,181		$(98)	$0		$(30)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Euro-OAT France Government 10-Year Bond September Futures	09/2017	27	EUR	4,579	27	40	0
Japan Government 10-Year Bond September Futures	09/2017	6	JPY	8,008	27	22	0
U.S. Treasury 5-Year Note September Futures	09/2017	233	$	27,456	54	40	0
U.S. Treasury 30-Year Bond September Futures	09/2017	14		2,152	(13)	8	0
United Kingdom Long Gilt September Futures	09/2017	14	GBP	2,290	35	20	0

					$130	$130	$0

Total Futures Contracts					$32	$130	$(30)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount(2)			Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(3)	Variation Margin
									Asset	Liability
CDX.HY-28 5-Year Index	5.000%	06/20/2022	$		1,830	$(126)	$(3)	$(129)	$0	$(4)
iTraxx Europe Main 26 5-Year Index	1.000	12/20/2021		EUR	1,900	(34)	(16)	(50)	2	0
iTraxx Europe Main 27 5-Year Index	1.000	06/20/2022			5,200	(94)	(37)	(131)	5	0

						$(254)	$(56)	$(310)	$7	$(4)

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
								Asset	Liability
Pay	3-Month USD-LIBOR	1.750%	12/21/2026	$3,860	$(112)	$278	$166	$12	$0
Receive	3-Month USD-LIBOR	1.250	06/15/2018	3,800	16	(23)	(7)	0	0
Receive	3-Month USD-LIBOR	1.250	06/21/2019	20,700	124	20	144	9	0

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	89

Schedule of Investments PIMCO Fixed Income SHares: Series R (Cont.)

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Receive	3-Month USD-LIBOR	2.250%	12/16/2022		$7,200	$16	$81	$97	$0	$(14)
Pay(4)	3-Month USD-LIBOR	2.678	10/25/2023		2,000	0	42	42	0	(4)
Pay(4)	3-Month USD-LIBOR	2.670	11/19/2023		2,000	0	40	40	0	(4)
Pay(4)	3-Month USD-LIBOR	2.681	12/12/2023		2,000	0	40	40	0	(4)
Pay(4)	3-Month USD-LIBOR	2.500	12/19/2023		3,000	(24)	58	34	0	(7)
Receive(4)	3-Month USD-LIBOR	2.500	02/22/2026		13,890	(44)	72	28	24	0
Receive(4)	3-Month USD-LIBOR	2.400	03/16/2026		8,600	0	58	58	15	0
Receive(4)	3-Month USD-LIBOR	2.300	04/21/2026		5,000	(21)	79	58	8	0
Receive(4)	3-Month USD-LIBOR	2.300	04/27/2026		5,900	(23)	92	69	10	0
Receive(4)	3-Month USD-LIBOR	1.850	07/27/2026		1,600	(2)	54	52	2	0
Receive(4)	3-Month USD-LIBOR	2.000	07/27/2026		11,500	194	104	298	17	0
Receive	3-Month USD-LIBOR	2.250	12/21/2046		1,300	(116)	29	(87)	0	(6)
Receive	3-Month USD-LIBOR	1.750	06/21/2047		1,700	(318)	16	(302)	0	(7)
Receive(4)	3-Month USD-LIBOR	2.969	10/25/2048		360	0	(26)	(26)	2	0
Receive(4)	3-Month USD-LIBOR	2.951	11/19/2048		300	0	(20)	(20)	2	0
Receive(4)	3-Month USD-LIBOR	2.953	12/12/2048		300	0	(20)	(20)	2	0
Receive(4)	3-Month USD-LIBOR	2.750	12/19/2048		700	19	(36)	(17)	3	0
Receive(4)	6-Month GBP-LIBOR	1.500	09/20/2027	GBP	5,310	(73)	(14)	(87)	68	0
Receive(4)	6-Month GBP-LIBOR	1.750	03/21/2048		3,190	(191)	61	(130)	104	0
Pay	28-Day MXN-TIIE	5.610	07/07/2021	MXN	2,200	(6)	1	(5)	0	0
Pay	28-Day MXN-TIIE	7.030	11/10/2021		5,600	(1)	4	3	0	(1)
Pay	28-Day MXN-TIIE	7.350	11/17/2021		3,300	0	4	4	0	0
Pay	28-Day MXN-TIIE	7.200	06/05/2024		16,600	0	11	11	0	(5)
Pay	28-Day MXN-TIIE	8.035	12/17/2026		21,000	(2)	76	74	0	(7)
Pay	28-Day MXN-TIIE	7.733	02/25/2027		11,600	17	10	27	0	(4)
Pay	CPTFEMU	0.580	10/15/2017	EUR	500	(2)	3	1	1	0
Pay	CPTFEMU	0.830	05/15/2018		2,100	(9)	(18)	(27)	0	(2)
Pay	CPTFEMU	0.625	09/15/2018		1,300	(4)	10	6	0	0
Pay	CPTFEMU	0.650	10/15/2018		500	(1)	4	3	0	0
Pay	CPTFEMU	0.806	04/15/2021		2,300	13	43	56	4	0
Pay	CPTFEMU	0.875	05/15/2021		1,600	11	25	36	3	0
Pay	CPTFEMU	1.165	12/15/2021		320	0	1	1	1	0
Pay	CPTFEMU	1.178	05/15/2026		400	(11)	2	(9)	0	(1)
Pay	CPTFEMU	1.385	12/15/2026		3,600	(1)	8	7	0	(13)
Pay	CPTFEMU	1.360	06/15/2027		1,300	0	4	4	5	0
Pay	CPURNSA	1.710	04/27/2018		$3,200	0	(13)	(13)	2	0
Pay	CPURNSA	1.580	05/23/2018		2,800	1	(3)	(2)	1	0
Pay	CPURNSA	2.078	03/29/2019		11,500	0	113	113	0	(3)
Pay	CPURNSA	1.935	04/27/2019		3,200	0	22	22	0	(2)
Pay	CPURNSA	2.027	11/23/2020		1,400	0	(8)	(8)	1	0
Pay	CPURNSA	2.021	11/25/2020		1,300	0	(7)	(7)	1	0
Pay	CPURNSA	1.550	07/26/2021		900	30	(14)	16	1	0
Pay	CPURNSA	1.603	09/12/2021		770	23	(12)	11	1	0
Pay	CPURNSA	1.730	07/26/2026		900	(48)	22	(26)	0	(1)
Pay	CPURNSA	1.762	08/30/2026		1,100	(54)	27	(27)	0	(1)
Pay	CPURNSA	1.800	09/12/2026		1,900	(19)	(22)	(41)	0	(3)
Pay	CPURNSA	1.801	09/12/2026		770	(36)	19	(17)	0	(1)
Pay	CPURNSA	1.805	09/12/2026		600	(27)	14	(13)	0	(1)
Pay	CPURNSA	1.780	09/15/2026		1,300	(63)	32	(31)	0	(2)
Pay	FRCPXTOB	0.890	11/15/2018	EUR	300	0	0	0	0	0
Pay	FRCPXTOB	1.438	06/15/2027		1,300	0	(2)	(2)	0	(5)
Pay	UKRPI	3.190	04/15/2030	GBP	1,700	(96)	52	(44)	0	(17)
Pay	UKRPI	3.350	05/15/2030		1,800	(18)	37	19	0	(20)
Pay	UKRPI	3.400	06/15/2030		1,000	(4)	21	17	0	(12)
Pay	UKRPI	3.325	08/15/2030		3,800	(56)	24	(32)	0	(50)
Pay	UKRPI	3.275	09/15/2030		300	(15)	8	(7)	0	(4)
Pay	UKRPI	3.140	04/15/2031		40	(4)	1	(3)	0	0
Pay	UKRPI	3.530	10/15/2031		400	4	0	4	0	(1)
Pay	UKRPI	3.358	04/15/2035		700	(24)	14	(10)	0	(14)

90	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

June 30, 2017

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Pay	UKRPI	3.585%	10/15/2046	GBP	980	$(73)	$5	$(68)	$44	$0

						$(1,030)	$1,503	$473	$343	$(216)

Total Swap Agreements						$(1,284)	$1,447	$163	$350	$(220)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$16	$130	$350	$496	$(78)	$(30)	$(220)	$(328)

(g)	Securities with an aggregate market value of $228 and cash of $2,145 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2017. See Note 8, Master Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	07/2017	$	1,936	AUD	2,552	$ 25	$ 0
	08/2017	AUD	2,552	$	1,935	0	(25)
BOA	07/2017		2,552		1,900	0	(61)
	07/2017	DKK	34,291		5,028	0	(239)
	07/2017	$	5,186	DKK	34,268	77	0
	07/2017		1,761	NZD	2,425	16	0
	08/2017	JPY	10,000	$	90	1	0

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	91

Schedule of Investments PIMCO Fixed Income SHares: Series R (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	08/2017	NZD	2,425	$	1,760	$ 0	$ (16)
	10/2017	DKK	34,268		5,213	0	(77)
BPS	07/2017	BRL	4,316		1,305	2	0
	07/2017	$	1,338	BRL	4,316	0	(35)
	07/2017		904	EUR	795	4	0
	07/2017		121	JPY	13,500	0	(1)
	08/2017	EUR	795	$	906	0	(4)
	08/2017	JPY	13,500		121	1	0
	08/2017	MXN	17,955		899	0	(84)
	10/2017	$	4,892	BRL	16,400	0	(30)
	07/2018	BRL	12,500	$	3,566	17	0
BRC	08/2017	$	429	MXN	8,265	24	0
CBK	07/2017	EUR	903	$	1,016	0	(15)
	07/2017	GBP	5,470		7,038	0	(86)
	07/2017	JPY	160,000		1,454	31	0
	08/2017		200,000		1,801	21	0
	08/2017	MXN	17,727		959	0	(13)
	09/2017	$	133	ARS	2,227	0	(4)
	09/2017		942	RUB	54,470	0	(34)
	10/2017	BRL	53,790	$	15,045	0	(903)
	07/2018		1,600		476	22	0
DUB	07/2017		3,529		1,063	0	(2)
	07/2017	$	1,067	BRL	3,529	0	(1)
	08/2017		1,057		3,529	2	0
	10/2017		2,573		8,600	0	(24)
	07/2018	BRL	11,700	$	3,347	25	0
FBF	07/2017	CNH	39		6	0	0
	07/2017	INR	61,047		945	2	0
	08/2017	MXN	23,910		1,197	0	(112)
	12/2017	$	931	INR	61,047	0	(5)
GLM	07/2017	BRL	1,863	$	564	2	0
	07/2017	JPY	13,500		122	2	0
	07/2017	NZD	2,425		1,717	0	(60)
	07/2017	$	561	BRL	1,863	2	0
	07/2017		122	EUR	108	2	0
	07/2017		1,810	GBP	1,413	31	0
	08/2017	MXN	20,650	$	1,031	0	(99)
	08/2017	$	135	MXN	2,427	0	(1)
	10/2017	RUB	54,235	$	925	25	0
	10/2017	$	1,253	BRL	4,200	0	(8)
	01/2018	MXN	7,925	$	387	0	(38)
HUS	07/2017	$	1,003	GBP	777	9	0
	08/2017		469	CAD	633	19	0
	08/2017		212	GBP	163	1	0
	10/2017		5,676	BRL	19,000	0	(43)
	07/2018	BRL	21,200	$	6,052	32	0
JPM	07/2017	$	1,026	GBP	792	5	0
	08/2017	CAD	1,878	$	1,371	0	(78)
MSB	09/2017	$	318	ARS	5,314	0	(9)
SCX	07/2017		930	INR	61,047	12	0
	08/2017	PLN	446	$	115	0	(5)
UAG	07/2017	$	3,406	GBP	2,657	55	0
	08/2017	GBP	2,657	$	3,409	0	(55)
	08/2017	JPY	100,000		901	10	0

Total Forward Foreign Currency Contracts						$ 477	$ (2,167)

92	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

June 30, 2017

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
DUB	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.150%	06/15/2018	$	2,000	$201	$43
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.150	06/15/2018		2,000	200	241
MYC	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.720	07/16/2018		6,200	71	98
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.765	07/16/2018		8,200	95	120

								$567	$502

Total Purchased Options								$567	$502

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BPS	Put - OTC GBP versus USD	$	1.265	07/05/2017	GBP	900	$(5)	$0
MSB	Put - OTC GBP versus USD		1.266	07/06/2017		800	(4)	0

							$(9)	$0

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date(2)	Notional Amount		Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	$	32,200	$(287)	$0
	Floor - OTC CPURNSA	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020		1,500	(19)	0
DUB	Floor - OTC YOY CPURNSA	233.546	Maximum of [(1 + 0.000%) - (Final Index/Initial Index)] or 0	01/22/2018		1,800	(18)	0
GLM	Cap - OTC CPALEMU	100.151	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/22/2035	EUR	1,200	(55)	(14)
JPM	Cap - OTC CPURNSA	233.916	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	04/22/2024	$	6,500	(47)	(1)
	Cap - OTC CPURNSA	234.781	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/2024		500	(4)	0
	Floor - OTC YOY CPURNSA	234.812	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/24/2020		4,800	(54)	(20)
	Floor - OTC YOY CPURNSA	238.654	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/02/2020		2,100	(39)	(12)

							$(523)	$(47)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	93

Schedule of Investments PIMCO Fixed Income SHares: Series R (Cont.)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
RYL	Call - OTC 5-Year Interest Rate Swap(1)	3-Month USD-LIBOR	Receive	1.800%	11/07/2017	$	3,400	$(29)	$(1)
	Put - OTC 5-Year Interest Rate Swap(1)	3-Month USD-LIBOR	Pay	2.600	11/07/2017		3,400	(30)	(34)

								$(59)	$(35)

Total Written Options								$(591)	$(82)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED JUNE 30, 2017:

	Balance at Beginning of Period		Sales		Closing Buys		Expirations		Exercised		Balance at End of Period
# of Contracts		17		875		(203)		(133)		(177)		379
Notional Amount in $	$	116,200	$	17,749	$	(38,322)	$	(25,527)	$	(13,900)	$	56,200
Notional Amount in EUR	EUR	6,100	EUR	14,200	EUR	(4,000)	EUR	(8,000)	EUR	(7,100)	EUR	1,200
Notional Amount in GBP	GBP	2,510	GBP	9,623	GBP	0	GBP	(7,792)	GBP	(2,641)	GBP	1,700
Premiums	$	(1,466)	$	(638)	$	843	$	361	$	229	$	(671)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(3)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at June 30, 2017(4)	Notional Amount(5)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
FBF	Brazil Government International Bond	1.000%	06/20/2021	1.885%	$	300	$(21)	$11	$0	$(10)
HUS	Brazil Government International Bond	1.000	06/20/2021	1.885		1,200	(83)	44	0	(39)
	Brazil Government International Bond	1.000	06/20/2022	2.376		400	(26)	1	0	(25)
JPM	Brazil Government International Bond	1.000	06/20/2021	1.885		200	(14)	7	0	(7)

							$(144)	$63	$0	$(81)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

Counterparty	Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
								Asset	Liability
DUB	CMBX.NA.AAA.7 Index	0.500%	01/17/2047	$	220	$(7)	$7	$0	$0
	CMBX.NA.AAA.8 Index	0.500	10/17/2057		500	(22)	19	0	(3)
MYC	CMBX.NA.AAA.7 Index	0.500	01/17/2047		180	(6)	6	0	0

						$(35)	$32	$0	$(3)

94	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

June 30, 2017

INTEREST RATE SWAPS

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	CPURNSA	1.556%	12/17/2020	$	1,700	$0	$21	$21	$0
DUB	Pay	CPURNSA	1.510	12/23/2019		14,000	0	(50)	0	(50)
	Pay	CPURNSA	2.500	07/15/2022		5,000	103	(610)	0	(507)
GLM	Pay	CPURNSA	2.033	04/15/2018		5,300	0	(209)	0	(209)
	Pay	UKRPI	3.400	06/15/2030	GBP	500	2	7	9	0
	Pay	UKRPI	3.325	08/15/2030		1,250	(5)	(6)	0	(11)
MYC	Pay	CPURNSA	1.548	12/21/2020	$	4,000	0	52	52	0
	Pay	CPURNSA	1.788	07/18/2026		900	0	(22)	0	(22)
	Pay	CPURNSA	1.810	07/19/2026		1,500	0	(32)	0	(32)
	Pay	CPURNSA	1.800	07/20/2026		900	0	(20)	0	(20)
	Pay	CPURNSA	1.805	09/20/2026		300	0	(7)	0	(7)

							$100	$(876)	$82	$(858)

Total Swap Agreements							$(79)	$(781)	$82	$(942)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
AZD	$25	$0	$0	$25	$(25)	$0	$0	$(25)	$0	$0	$0
BOA	94	0	21	115	(393)	0	0	(393)	(278)	299	21
BPS	24	0	0	24	(154)	0	0	(154)	(130)	0	(130)
BRC	24	0	0	24	0	0	0	0	24	0	24
CBK	74	0	0	74	(1,055)	0	0	(1,055)	(981)	1,011	30
DUB	27	284	0	311	(27)	0	(560)	(587)	(276)	143	(133)
FBF	2	0	0	2	(117)	0	(10)	(127)	(125)	0	(125)
GLM	64	0	9	73	(206)	(14)	(220)	(440)	(367)	340	(27)
HUS	61	0	0	61	(43)	0	(64)	(107)	(46)	0	(46)
JPM	5	0	0	5	(78)	(33)	(7)	(118)	(113)	0	(113)
MSB	0	0	0	0	(9)	0	0	(9)	(9)	0	(9)
MYC	0	218	52	270	0	0	(81)	(81)	189	(260)	(71)
RYL	0	0	0	0	0	(35)	0	(35)	(35)	271	236
SCX	12	0	0	12	(5)	0	0	(5)	7	0	7
UAG	65	0	0	65	(55)	0	0	(55)	10	0	10

Total Over the Counter	$477	$502	$82	$1,061	$(2,167)	$(82)	$(942)	$(3,191)

(i)	Securities with an aggregate market value of $2,065 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2017.

(1)	The underlying instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(2)	YOY options may have a series of expirations.
(3)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	95

Schedule of Investments PIMCO Fixed Income SHares: Series R (Cont.)

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$16	$16
Futures	0	0	0	0	130	130
Swap Agreements	0	7	0	0	343	350

	$0	$7	$0	$0	$489	$496

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$477	$0	$477
Purchased Options	0	0	0	0	502	502
Swap Agreements	0	0	0	0	82	82

	$0	$0	$0	$477	$584	$1,061

	$0	$7	$0	$477	$1,073	$1,557

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$78	$78
Futures	0	0	0	0	30	30
Swap Agreements	0	4	0	0	216	220

	$0	$4	$0	$0	$324	$328

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,167	$0	$2,167
Written Options	0	0	0	0	82	82
Swap Agreements	0	84	0	0	858	942

	$0	$84	$0	$2,167	$940	$3,191

	$0	$88	$0	$2,167	$1,264	$3,519

96	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

June 30, 2017

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(38)	$(38)
Written Options	0	0	0	0	165	165
Futures	0	0	0	0	(230)	(230)
Swap Agreements	0	(103)	0	0	456	353

	$0	$(103)	$0	$0	$353	$250

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$717	$0	$717
Purchased Options	0	0	0	0	149	149
Written Options	0	12	0	96	(94)	14
Swap Agreements	0	36	0	(3)	(1,121)	(1,088)

	$0	$48	$0	$810	$(1,066)	$(208)

	$0	$(55)	$0	$810	$(713)	$42

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(6)	$(6)
Written Options	0	0	0	0	(4)	(4)
Futures	0	0	0	0	57	57
Swap Agreements	0	(13)	0	0	278	265

	$0	$(13)	$0	$0	$325	$312

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(2,622)	$0	$(2,622)
Purchased Options	0	0	0	0	(456)	(456)
Written Options	0	(10)	0	(8)	307	289
Swap Agreements	0	56	0	0	903	959

	$0	$46	$0	$(2,630)	$754	$(1,830)

	$0	$33	$0	$(2,630)	$1,079	$(1,518)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2017 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2017
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$8,635	$0	$8,635
Industrials	0	297	0	297
Utilities	0	2,441	0	2,441
U.S. Government Agencies	0	3,757	0	3,757
U.S. Treasury Obligations	0	188,974	0	188,974
Non-Agency Mortgage-Backed Securities	0	4,653	0	4,653
Asset-Backed Securities	0	5,497	0	5,497
Sovereign Issues	0	25,981	0	25,981

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	97

Schedule of Investments PIMCO Fixed Income SHares: Series R (Cont.)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2017
Short-Term Instruments
Certificates of Deposit	$0	$900	$0	$900
Repurchase Agreements	0	1,195	0	1,195
Japan Treasury Bills	0	4,179	0	4,179
Mexico Treasury Bills	0	3,833	0	3,833

Total Investments	$0	$250,342	$0	$250,342

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	146	350	0	496
Over the counter	0	1,061	0	1,061
	$146	$1,411	$0	$1,557

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(37)	(291)	0	(328)
Over the counter	0	(3,191)	0	(3,191)
	$(37)	$(3,482)	$0	$(3,519)

Total Financial Derivative Instruments	$109	$(2,071)	$0	$(1,962)

Totals	$109	$248,271	$0	$248,380

There were no significant transfers among Levels 1, 2, or 3 during the period ended June 30, 2017.

98	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

Schedule of Investments PIMCO Fixed Income SHares: Series TE

(Unaudited)

June 30, 2017

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 102.6%

MUNICIPAL BONDS & NOTES 101.7%

ALABAMA 2.8%
Lower Alabama Gas District Revenue Bonds, Series 2016
5.000% due 09/01/2046	$2,000	$2,469

ARIZONA 2.6%
Phoenix Civic Improvement Corp., Arizona Revenue Bonds, Series 2010
5.000% due 07/01/2028	1,000	1,107
Salt River Project Agricultural Improvement & Power District, Arizona Revenue Bonds, Series 2012
5.000% due 12/01/2030	1,000	1,155

		2,262

CALIFORNIA 17.8%
Alameda Community Facilities District, California Special Tax Bonds, Series 2016
5.000% due 09/01/2042	1,105	1,218
Bay Area Toll Authority, California Revenue Bonds, Series 2013
5.000% due 04/01/2038	2,000	2,246
California County Tobacco Securitization Agency Revenue Bonds, Series 2002
5.750% due 06/01/2029	1,425	1,439
California Educational Facilities Authority Revenue Bonds, Series 2017
5.000% due 04/01/2042	1,000	1,126
California Health Facilities Financing Authority Revenue Bonds, Series 2013
5.000% due 07/01/2043	1,000	1,112
California Health Facilities Financing Authority Revenue Bonds, Series 2016
5.000% due 11/15/2046 (d)	3,000	3,426
California Health Facilities Financing Authority Revenue Bonds, Series 2017
5.000% due 11/15/2038 (a)	1,000	1,166
Inglewood Redevelopment Agency Successor Agency, California Tax Allocation Bonds, (BAM Insured), Series 2017
5.000% due 05/01/2031	500	586
5.000% due 05/01/2033	750	870
Irvine Unified School District, California Special Tax Bonds, Series 2017
4.000% due 09/01/2053	1,000	1,003
M-S-R Energy Authority, California Revenue Bonds, Series 2009
7.000% due 11/01/2034	1,000	1,435

		15,627

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
COLORADO 2.7%
Colorado Health Facilities Authority Revenue Bonds, Series 2013
5.000% due 12/01/2033	$2,125	$2,384

CONNECTICUT 1.3%
Connecticut State Health & Educational Facility Authority Revenue Bonds, Series 2014
5.000% due 07/01/2026	1,000	1,168

FLORIDA 2.4%
Broward County, Florida Airport System Revenue Bonds, Series 2012
5.000% due 10/01/2037	1,300	1,455
Miami-Dade County, Florida Water & Sewer System Revenue Bonds, Series 2013
5.000% due 10/01/2028	555	652

		2,107

GEORGIA 1.3%
Municipal Electric Authority of Georgia Revenue Bonds, Series 2016
5.000% due 01/01/2028	1,000	1,173

ILLINOIS 10.9%
Chicago, Illinois General Obligation Bonds, Series 2002
5.500% due 01/01/2037	1,000	989
Chicago, Illinois General Obligation Bonds, Series 2015
5.250% due 01/01/2028	2,000	2,016
Chicago, Illinois General Obligation Bonds, Series 2017
5.750% due 01/01/2034	3,500	3,541
Chicago, Illinois General Obligation Notes, Series 2016
5.000% due 01/01/2024	1,000	1,013
Illinois Finance Authority Revenue Bonds, Series 2017
5.000% due 12/01/2037	1,000	998
Illinois State General Obligation Bonds, Series 2014
5.250% due 02/01/2028	1,000	1,007

		9,564

KANSAS 2.6%
Kansas Development Finance Authority Revenue Bonds, Series 2012
5.000% due 11/15/2034	2,000	2,266

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	99

Schedule of Investments PIMCO Fixed Income SHares: Series TE (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MARYLAND 1.3%
Baltimore, Maryland Revenue Bonds, Series 2017
5.000% due 09/01/2046	$1,000	$1,115

MASSACHUSETTS 3.9%
Massachusetts Development Finance Agency Revenue Bonds, Series 2016
5.000% due 01/01/2047	1,000	1,104
Massachusetts State College Building Authority Revenue Bonds, Series 2014
5.000% due 05/01/2028	2,000	2,340

		3,444

MICHIGAN 3.8%
Michigan Finance Authority Revenue Notes, Series 2014
4.000% due 10/01/2024	2,000	2,137
Michigan Finance Authority Revenue Notes, Series 2016
5.000% due 04/01/2024	1,000	1,152

		3,289

NEBRASKA 1.3%
Central Plains Energy Project, Nebraska Revenue Bonds, Series 2012
5.000% due 09/01/2032	1,000	1,096

NEW JERSEY 6.9%
Atlantic City, New Jersey General Obligation Bonds, (BAM Insured), Series 2017
5.000% due 03/01/2025	500	565
5.000% due 03/01/2026	250	283
5.000% due 03/01/2042	1,250	1,394
New Jersey Economic Development Authority Revenue Notes, Series 2016
5.000% due 06/15/2022	1,500	1,602
New Jersey Health Care Facilities Financing Authority Revenue Bonds, Series 2013
5.250% due 07/01/2035	1,000	1,125
New Jersey Health Care Facilities Financing Authority Revenue Bonds, Series 2017
4.000% due 07/01/2030	1,000	1,062

		6,031

NEW MEXICO 0.7%
Albuquerque Municipal School District No.12, New Mexico General Obligation Bonds, Series 2017
5.000% due 08/01/2027	500	616

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NEW YORK 9.2%
Metropolitan Transportation Authority, New York Revenue Bonds, Series 2012
5.000% due 11/15/2028	$1,340	$1,571
Tompkins County, New York Development Corp. Revenue Notes, Series 2013
5.000% due 07/01/2020	1,130	1,191
Triborough Bridge & Tunnel Authority, New York Revenue Bonds, Series 2013
5.000% due 11/15/2027	2,000	2,396
TSASC Inc., New York Revenue Bonds, Series 2017
5.000% due 06/01/2033	1,000	1,139
TSASC Inc., New York Revenue Notes, Series 2017
5.000% due 06/01/2027	1,500	1,787

		8,084

NORTH CAROLINA 3.6%
North Carolina Turnpike Authority Revenue Bonds, Series 2011
5.000% due 07/01/2024	1,000	1,138
University of North Carolina at Greensboro Revenue Notes, Series 2014
5.000% due 04/01/2024	1,660	1,996

		3,134

OHIO 1.4%
Cleveland, Ohio Revenue Bond, Series 2017
5.000% due 10/01/2030	750	889
Cleveland, Ohio Revenue Notes, Series 2017
4.000% due 10/01/2025	250	286

		1,175

PENNSYLVANIA 3.8%
Delaware River Port Authority, Pennsylvania Revenue Notes, Series 2012
5.000% due 01/01/2023	1,000	1,134
Geisinger Authority, Pennsylvania Revenue Bonds, Series 2017
5.000% due 02/15/2045 (d)	1,000	1,138
Pennsylvania Turnpike Commission Revenue Bonds, Series 2009
5.000% due 12/01/2020	1,000	1,088

		3,360

PUERTO RICO 0.9%
Puerto Rico Electric Power Authority Revenue Bonds, (AGM Insured), Series 2007
1.289% due 07/01/2029	1,010	808

100	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

June 30, 2017

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
RHODE ISLAND 2.4%
Tobacco Settlement Financing Corp., Rhode Island Revenue Bonds, Series 2015
5.000% due 06/01/2040	$1,000	$1,063
5.000% due 06/01/2050	1,000	1,021

		2,084

TENNESSEE 0.3%
Tennessee Energy Acquisition Corp. Revenue Bonds, Series 2006
5.250% due 09/01/2024	200	239

TEXAS 12.8%
Austin Convention Enterprises Inc., Texas Revenue Bonds, Series 2017
5.000% due 01/01/2033	500	573
Austin, Texas Airport System Revenue Bonds, Series 2017
5.000% due 11/15/2046	1,000	1,149
New Hope Cultural Education Facilities Corp., Texas Revenue Bonds, Series 2016
4.000% due 07/01/2036	1,000	1,021
SA Energy Acquisition Public Facility Corp., Texas Revenue Bonds, Series 2007
5.500% due 08/01/2025	1,000	1,215
Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2006
5.250% due 12/15/2023	1,000	1,156
Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2008
6.250% due 12/15/2026	5,000	6,120

		11,234

VIRGINIA 3.1%
Loudoun County, Virginia General Obligation Bonds, Series 2013
5.000% due 12/01/2027	2,315	2,727

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WASHINGTON 0.6%
Washington Health Care Facilities Authority Revenue Bonds, Series 2013
2.310% due 01/01/2035	$500	$499

WISCONSIN 1.3%
WPPI Energy, Wisconsin Revenue Bonds, Series 2013
5.000% due 07/01/2025	1,000	1,157

Total Municipal Bonds & Notes (Cost $84,988)		89,112

SHORT-TERM INSTRUMENTS 0.9%

SHORT-TERM NOTES 0.9%
Federal Home Loan Bank
1.041% due 08/28/2017 (b)(c)	800	799

Total Short-Term Instruments (Cost $799)		799

Total Investments in Securities (Cost $85,787)		89,911

Total Investments 102.6% (Cost $85,787)		$89,911

Financial Derivative Instruments (e)(f) (0.0)%
(Cost or Premiums, net $(100))		(5)

Other Assets and Liabilities, net (2.6)%		(2,257)

Net Assets 100.0%		$87,649

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	When-issued security.
(b)	Zero coupon security.
(c)	Coupon represents a yield to maturity.
(d)	Represents an underlying municipal bond transferred to a tender option bond trust established in a tender option bond transaction in which the Portfolio sold, or caused the sale of, the underlying municipal bond and purchased the residual interest certificate. The security serves as collateral in a financing transaction. See Note 5, Tender Option Bond Transactions, in the Notes to Financial Statements for more information.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	101

Schedule of Investments PIMCO Fixed Income SHares: Series TE (Cont.)

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

SHORT FUTURES CONTRACTS

	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
Description					Asset	Liability
U.S. Treasury 10-Year Note September Futures	09/2017	105	$13,180	$60	$29	$0
U.S. Treasury 30-Year Bond September Futures	09/2017	21	3,227	38	12	0

				$98	$41	$0

Total Futures Contracts				$98	$41	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$41	$0	$41	$0	$0	$0	$0

Cash of $265 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2017. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Counterparty	Index/Tranches	Fixed (Pay) Rate	Maturity Date	Notional Amount(2)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(3)
								Asset	Liability
CBK	MCDX-28 5-Year Index	(1.000)%	06/20/2022	$	5,400	$(100)	$28	$0	$(72)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
CBK	Receive	3-Month USD-LIBOR	0.883%	09/19/2021	$	1,300	$0	$26	$26	$0

Total Swap Agreements							$(100)	$54	$26	$(72)

102	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

June 30, 2017

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(4)
CBK	$0	$0	$26	$26	$0	$0	$(72)	$(72)	$(46)	$0	$(46)

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$41	$41

Over the counter
Swap Agreements	$0	$0	$0	$0	$26	$26

	$0	$0	$0	$0	$67	$67

Financial Derivative Instruments - Liabilities
Over the counter
Swap Agreements	$0	$72	$0	$0	$0	$72

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	103

Schedule of Investments PIMCO Fixed Income SHares: Series TE (Cont.)

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(84)	$(84)

Over the counter
Swap Agreements	$0	$(27)	$0	$0	$127	$100

	$0	$(27)	$0	$0	$43	$16

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$98	$98

Over the counter
Swap Agreements	$0	$31	$0	$0	$(128)	$(97)

	$0	$31	$0	$0	$(30)	$1

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2017 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2017
Investments in Securities, at Value
Municipal Bonds & Notes
Alabama	$0	$2,469	$0	$2,469
Arizona	0	2,262	0	2,262
California	0	15,627	0	15,627
Colorado	0	2,384	0	2,384
Connecticut	0	1,168	0	1,168
Florida	0	2,107	0	2,107
Georgia	0	1,173	0	1,173
Illinois	0	9,564	0	9,564
Kansas	0	2,266	0	2,266
Maryland	0	1,115	0	1,115
Massachusetts	0	3,444	0	3,444
Michigan	0	3,289	0	3,289
Nebraska	0	1,096	0	1,096
New Jersey	0	6,031	0	6,031
New Mexico	0	616	0	616
New York	0	8,084	0	8,084
North Carolina	0	3,134	0	3,134
Ohio	0	1,175	0	1,175
Pennsylvania	0	3,360	0	3,360
Puerto Rico	0	808	0	808
Rhode Island	0	2,084	0	2,084
Tennessee	0	239	0	239
Texas	0	11,234	0	11,234
Virginia	0	2,727	0	2,727
Washington	0	499	0	499
Wisconsin	0	1,157	0	1,157

104	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

June 30, 2017

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2017
Short-Term Instruments
Short-Term Notes	$0	$799	$0	$799

Total Investments	$0	$89,911	$0	$89,911

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	41	0	0	41
Over the counter	0	26	0	26
	$41	$26	$0	$67

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(72)	$0	$(72)

Total Financial Derivative Instruments	$41	$(46)	$0	$(5)

Totals	$41	$89,865	$0	$89,906

There were no significant transfers among Levels 1, 2, or 3 during the period ended June 30, 2017.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	105

Notes to Financial Statements

1. ORGANIZATION

PIMCO Managed Accounts Trust (the “Trust”), was organized as a Massachusetts business trust on November 3, 1999. The Trust is comprised of Fixed Income SHares (“FISH”): Series C, Series LD, Series M, Series R and Series TE (each a “Portfolio” or “Series” and collectively the “Portfolios” or “Series”). Each Portfolio has authorized an unlimited number of shares of beneficial interest with $0.001 par value. Pacific Investment Management Company LLC (“PIMCO” or the “Adviser”) serves as the Portfolios’ investment adviser and administrator.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by each Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Realized gains (losses) from securities sold are recorded on the identified cost basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from underlying funds, if any, are recorded as dividend income. Long-term capital gain distributions received from underlying funds, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

106	PIMCO MANAGED ACCOUNTS TRUST

(Unaudited)

June 30, 2017

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolios is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolios do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Portfolios may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation or depreciation on foreign currency assets and liabilities on the Statements of Operations.

(c) Distributions to Shareholders  Each Portfolio distributes substantially all of its net investment income to shareholders in the form of distributions. Distributions are declared daily and paid monthly, generally on the last business day of the month. Net realized capital gains earned by each Portfolio, if any, will be distributed no less frequently than once each year. A Portfolio may engage in investment strategies, including the use of derivatives, to, among other things, generate current, distributable income even if such strategies could potentially result in declines in the Portfolio’s net asset value. A Portfolio’s income and gain-generating strategies, including certain derivatives strategies, may generate current income and gains taxable as ordinary income sufficient to support monthly distributions even in situations when the Portfolio has experienced a decline in net assets due to, for example, adverse changes in the broad U.S. or non-U.S. equity markets or the Portfolio’s debt investments, or arising from its use of derivatives. Consequently, common shareholders may receive distributions and owe tax at a time when their investment in a Portfolio has declined in value, which tax may be at ordinary income rates, and which may be economically similar to a taxable return of capital. The tax treatment of certain derivatives may be open to different interpretations. Any recharacterization of payments made or received by a Portfolio pursuant to derivatives potentially could affect the amount, timing or character of Portfolio distributions. In addition, the tax treatment of such investment strategies may be changed by regulation or otherwise.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Portfolio’s annual financial statements presented under U.S. GAAP.

SEMIANNUAL REPORT	JUNE 30, 2017	107

Notes to Financial Statements (Cont.)

If a Portfolio estimates that a portion of one of its dividend distributions may be comprised of amounts from sources other than net income in accordance with its policies and good accounting practices, the Portfolio will notify shareholders of record of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Portfolio estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders each January.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(d) New Accounting Pronouncements  In March 2016, the FASB issued ASU 2016-05 which provides guidance related to the impact of derivative contract novations on certain relationships under Accounting Standards Codification (“ASC”) 815. The ASU is effective for annual periods beginning after December 15, 2016, and interim periods within those annual periods. The Portfolios have adopted the ASU. The implementation of the ASU did not have an impact on the Portfolios’ financial statements.

In August 2016, the FASB issued ASU 2016-15 which amends ASC 230 to clarify guidance on the classification of certain cash receipts and cash payments in the statement of cash flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The

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compliance date for these amendments is August 1, 2017. Compliance is based on reporting period-end date. At this time, management is assessing the anticipated impact of these regulatory developments.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the statement of cash flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Funds (Portfolios) have adopted the ASU. The implementation of the ASU did not have an impact on the Funds (Portfolios) financial statements.

In March 2017, the FASB issued ASU 2017-08 which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Portfolios have adopted the ASU. The implementation of the ASU did not have an impact on the Portfolios’ financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of a Portfolio’s shares is based on the Portfolio’s net asset value (“NAV”). The NAV of a Portfolio’s shares is determined by dividing the total value of portfolio investments and other assets attributable to that Portfolio less any liabilities by the total number of shares outstanding of that Portfolio.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Portfolios or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. Each Portfolio reserves the right to change the time as of which its respective NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolios’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolios will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery

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Notes to Financial Statements (Cont.)

basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. A Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, a Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when a Portfolio is not open for business, which may result in a Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that a Portfolio is not open for business. As a result, to the extent that a Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair

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valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of a Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Portfolio may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

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Notes to Financial Statements (Cont.)

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

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Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Investments valued (denominated) in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates (currency spot and forward rates) obtained from Pricing Services. As a result, the NAV of a Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. Other than swap agreements, which are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services, these contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

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Notes to Financial Statements (Cont.)

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Delayed-Delivery Transactions  Certain Portfolios may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by a Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, a Portfolio will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, a Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When a Portfolio has sold a security on a delayed-delivery basis, a Portfolio does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  Certain Portfolios may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. In general, the value of an inflation-indexed security tends to decrease when real interest rates increase and can increase when real interest rates decrease. Thus generally, during periods of rising inflation, the value of inflation-indexed securities will tend to increase and during periods of deflation, their value will tend to decrease. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loan Participations, Assignments and Originations  Certain Portfolios may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Portfolio’s investments in loans may be in the form of direct investments, participations in loans or assignments of all or a portion of loans from third parties or

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exposure to investments in or originations of loans through investments in a mutual fund or other pooled investment vehicle. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. A Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Portfolio may be subject to the credit risk of both the borrower and the agent that is selling the loan agreement.

In the event of the insolvency of the agent selling a participation, a Portfolio may be treated as a general creditor of the agent and may not benefit from any set-off between the agent and the borrower. When a Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

Investments in loans are generally subject to risks similar to those of investments in other types of debt obligations, including, among others, credit risk, interest rate risk, variable and floating rate securities risk, and risks associated with mortgage-related securities. In addition, in many cases loans are subject to the risks associated with below-investment grade securities. The Portfolios may be subject to heightened or additional risks and potential liabilities and costs by investing in mezzanine and other subordinated loans or acting as an originator of loans, including those arising under bankruptcy, fraudulent conveyance, equitable subordination, lender liability, environmental and other laws and regulations, and risks and costs associated with debt servicing and taking foreclosure actions associated with the loans. To the extent that a Portfolio originates a loan, it may be responsible for all or a substantial portion of the expenses associated with initiating the loan. This may include significant legal and due diligence expenses, which will be indirectly borne by a Portfolio and its shareholders. A Portfolio may pay fees and expenses associated with originating a loan, including significant legal and due diligence expenses, irrespective of whether the loan transaction is ultimately consummated or closed.

Additionally, because loans are not ordinarily registered with the SEC or any state securities commission or listed on any securities exchange, there is usually less publicly available information about such instruments. In addition, loans may not be considered “securities” for purposes of the anti-fraud provisions under the federal securities laws and, as a result, as a purchaser of these instruments, a Portfolio may not be entitled to the anti-fraud protections of the federal securities laws. In the course of investing in such instruments, a Portfolio may come into possession of material nonpublic information and, because of prohibitions on trading in securities of issuers while in possession of such information, the Portfolio may be unable to enter into a transaction in a publicly-traded security of that issuer when it would otherwise be advantageous for the Portfolio to do so. Alternatively, a Portfolio may choose not to receive material nonpublic information about an issuer of such loans, with the result that the Portfolio may have less information about such issuers than other investors who transact in such assets.

The types of loans and related investments in which the Portfolios may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole

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Notes to Financial Statements (Cont.)

loans, commercial real estate and other commercial loans and structured loans. The Portfolios may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate a Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. Because investing in unfunded loan commitments creates a future obligation for a Portfolio to provide funding to a borrower upon demand in exchange for a fee, the Portfolio will segregate or earmark liquid assets with the Portfolio’s custodian in amounts sufficient to satisfy any such future obligations. A Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. As of June 30, 2017, the Portfolios had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  Certain Portfolios may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities typically provide a monthly payment which consists of both principal and interest. Interest may be determined by fixed or adjustable rates. In times of declining interest rates, there is a greater likelihood that a Portfolio’s higher yielding securities will be pre-paid with the Portfolio being unable to reinvest the proceeds in an investment with as great a yield. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. Interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans (“CMBS”) reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other

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types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including without limitation, auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is typically backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CBO or CLO securities as a class. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) a Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

As CMOs have evolved, some classes of CMO bonds have become more common. For example, a Portfolio may invest in parallel-pay and planned amortization class (“PAC”) CMOs and multi-class pass-through certificates. Parallel-pay CMOs and multi-class pass-through certificates are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel-pay CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass-through structure that includes PAC securities must also have support tranches — known as support bonds, companion bonds or non-PAC bonds — which lend or absorb principal cash flows to allow the PAC securities to maintain their stated

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Notes to Financial Statements (Cont.)

maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-related securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk. A Portfolio may invest in various tranches of CMO bonds, including support bonds and equity or “first loss” tranches (see “Collateralized Debt Obligations” below).

Restricted Securities  Certain Portfolios may invest in securities that are subject to legal or contractual restrictions on resale. These securities may generally be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities held by the Portfolios at June 30, 2017 are disclosed in the Notes to Schedules of Investments.

U.S. Government Agencies or Government-Sponsored Enterprises  Certain Portfolios may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Certain Portfolios may engage in strategies where they seek to extend the expiration or maturity of a position, such as a To-Be-Announced (“TBA”) security on an underlying asset, by closing out the position before expiration and opening a new position with respect to the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statements of Assets and Liabilities as an asset or liability, respectively.

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When-Issued Transactions  Certain Portfolios may purchase or sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by a Portfolio to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When purchasing a security on a delayed delivery basis, a Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. A Portfolio may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on a Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Portfolio. The location of these instruments in each Portfolio’s financial statements is described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  Certain Portfolios may engage in repurchase agreements. Under the terms of a typical repurchase agreement, a Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held by a Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  Certain Portfolios may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. A Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Portfolio to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Portfolio to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Portfolio’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio’s obligation to repurchase the securities. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities to be repurchased may decline

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Notes to Financial Statements (Cont.)

below the repurchase price (see Note 7, Principal Risks). A Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  Certain Portfolios may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by a Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Portfolio are reflected as a liability on the Statements of Assets and Liabilities. A Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Portfolio to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. A Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions. Sale-buybacks involve leverage risk and also the risk that the market value of the securities to be repurchased may decline below the repurchase price (see Note 7, Principal Risks).

(d) Short Sales  Certain Portfolios may enter into short sales transactions. Short sales are transactions in which a Portfolio sells a security that it may not own. A Portfolio may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of a Portfolio, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When a Portfolio engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. A Portfolio will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statements of Assets and Liabilities. Short sales expose a Portfolio to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to a Portfolio. A short sale is “against the box” if a Portfolio holds in its portfolio or has the right to acquire the security sold short at no additional cost. A Portfolio will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Portfolio’s loss on a short sale could theoretically be unlimited in cases where a Portfolio is unable, for whatever reason, to close out its short position.

(e) Tender Option Bond Transactions  Certain Portfolios may leverage their assets through the use of tender option bond transactions. In a tender option bond transaction (“TOB”), a tender option bond trust (“TOB Trust”) issues floating rate certificates (“TOB Floater”) and residual interest certificates (“TOB Residual”) and utilizes the proceeds of such issuance to purchase a fixed-rate

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municipal bond (“Fixed Rate Bond”). The TOB Floater is generally issued to third party investors (typically a money market fund) and the TOB Residual is generally issued to the Portfolio that sold or identified the Fixed Rate Bond. The TOB Trust divides the income stream provided by the Fixed Rate Bond to create two securities, the TOB Floater, which is a short-term security, and the TOB Residual, which is a longer-term security. The interest rates payable on the TOB Residual issued to a Portfolio bear an inverse relationship to the interest rate on the TOB Floater. The interest rate on the TOB Floater is reset by a remarketing process typically every 7 to 35 days. After income is paid on the TOB Floater at current rates, the residual income from the Fixed Rate Bond goes to the TOB Residual. Therefore, rising short-term rates result in lower income for the TOB Residual, and vice versa. In the case of a TOB Trust that utilizes the cash received from the issuance of the TOB Floater and TOB Residual (less transaction expenses) to purchase the Fixed Rate Bond from a Portfolio, the Portfolio may then invest the cash received in additional securities, generating leverage for the Portfolio. Other Portfolios managed or advised by PIMCO (the “PIMCO-Managed Portfolios”) may also contribute municipal bonds to a TOB Trust into which a Portfolio has contributed Fixed Rate Bonds. If multiple PIMCO-Managed Portfolios participate in the same TOB Trust, the economic rights and obligations under the TOB Residual will be shared among the Portfolios ratably in proportion to their participation in the TOB Trust.

The TOB Residual may be more volatile and less liquid than other municipal bonds of comparable maturity. In most circumstances the TOB Residual holder bears substantially all of the underlying Fixed Rate Bond’s downside investment risk and also benefits from any appreciation in the value of the underlying Fixed Rate Bond. Investments in a TOB Residual typically will involve greater risk than investments in Fixed Rate Bonds.

The TOB Residual held by a Portfolio provides the Portfolio with the right to: (1) cause the holders of the TOB Floater to tender their notes at par, and (2) cause the sale of the Fixed-Rate Bond held by the TOB Trust, thereby collapsing the TOB Trust. TOB Trusts are generally supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that provides for the purchase of TOB Floaters that cannot be remarketed. The holders of the TOB Floaters have the right to tender their certificates in exchange for payment of par plus accrued interest on a periodic basis (typically weekly) or on the occurrence of certain mandatory tender events. The tendered TOB Floaters are remarketed by a remarketing agent, which is typically an affiliated entity of the Liquidity Provider. If the TOB Floaters cannot be remarketed, the TOB Floaters are purchased by the TOB Trust either from the proceeds of a loan from the Liquidity Provider or from a liquidation of the Fixed Rate Bond.

The TOB Trust may also be collapsed without the consent of a Portfolio, as the TOB Residual holder, upon the occurrence of certain “tender option termination events” (or “TOTEs”) as defined in the TOB Trust agreements. Such termination events typically include the bankruptcy or default of the Fixed Rate Bond, a substantial downgrade in credit quality of the Fixed Rate Bond, or a judgment or ruling that interest on the Fixed Rate Bond is subject to federal income taxation. Upon the occurrence of a termination event, the TOB Trust would generally be liquidated in full with the proceeds typically applied first to any accrued fees owed to the trustee, remarketing agent and liquidity provider, and then to the holders of the TOB Floater up to par plus accrued interest owed on the TOB Floater and a portion of gain share, if any, with the balance paid out to the TOB Residual holder. In the case of a mandatory termination event (“MTE”), after the payment of fees, the TOB

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Notes to Financial Statements (Cont.)

Floater holders would be paid before the TOB Residual holders (i.e., the Portfolios). In contrast, in the case of a TOTE, after payment of fees, the TOB Floater holders and the TOB Residual holders would be paid pro rata in proportion to the respective face values of their certificates.

Each Portfolio’s transfer of Fixed Rate Bonds to a TOB Trust is generally considered a secured borrowing for financial reporting purposes. The Portfolios may account for the transactions described above as secured borrowings by including all or a portion of the Fixed Rate Bonds transferred to the TOB Trust in their Schedules of Investments, and account for the TOB Floater as a liability under the caption “Payable for tender option bond floating rate certificates” in the Portfolios’ Statements of Assets and Liabilities. Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by each Portfolio on an accrual basis and is shown as interest on the Statements of Operations. Interest payable for the TOB Floater liability is shown as interest expense on the Statements of Operations.

The Portfolios may also purchase TOB Residuals in a secondary market transaction without transferring a fixed rate municipal bond into a TOB Trust. Such transactions are not accounted for as secured borrowings but rather as a security purchase with the TOB Residual being included in the Schedule of Investments.

In December 2013, regulators finalized rules implementing Section 619 (the “Volcker Rule”) and Section 941 (the “Risk Retention Rules”) of the Dodd-Frank Wall Street Reform and Consumer Protection Act. Both the Volcker Rule and the Risk Retention Rules apply to tender option bond programs and require that such programs be restructured. In particular, these rules preclude banking entities from (i) sponsoring or acquiring interests in the trusts used to hold a municipal bond in the creation of TOB Trusts; and (ii) continuing to service or maintain relationships with existing programs involving TOB Trusts to the same extent and in the same capacity as existing programs.

At this time, the full impact of these rules is not certain and the implementation of the Volker Rule is still being phased in with respect to TOB Trusts established prior to December 31, 2013 (“Legacy TOB Trusts”); in response to these rules, industry participants are continuing to explore various structuring alternatives for both Legacy TOB Trusts and TOB Trusts established after December 31, 2013 (“Non-Legacy TOB Trusts”). For example, under a new tender option bond structure, the Portfolios would hire service providers to assist the Portfolios with establishing, structuring and sponsoring a TOB Trust. Service providers to a TOB Trust, such as administrators, liquidity providers, trustees and remarketing agents would be acting at the direction of, and as agent of, the Portfolios as the TOB residual holders. This structure is relatively new to the TOBs marketplace and it is possible that regulators could take positions that could limit the market for such newly structured TOB Trust transactions or the Portfolios’ ability to hold TOB Residuals. Because of the important role that tender option bond programs play in the municipal bond market, it is possible that implementation of these rules and any resulting impact may adversely impact the municipal bond market and the Portfolios. For example, as a result of the implementation of these rules, the municipal bond market may experience reduced demand or liquidity and increased financing costs. Under the new TOB Trust structure, the Portfolios have certain additional duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, legal, regulatory and operational risks.

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The Risk Retention Rules took effect in December 2016 and require the sponsor to a TOB Trust to retain at least five percent of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Portfolios’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

The Portfolios have restructured their Legacy TOB Trusts in conformity with regulatory guidelines. Under the new TOB Trust structure, the Liquidity Provider or remarketing agent will no longer purchase the tendered TOB Floaters, even in the event of failed remarketing. This may increase the likelihood that a TOB Trust will need to be collapsed and liquidated in order to purchase the tendered TOB Floaters. The TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Floaters. Any loans made by the Liquidity Provider will be secured by the purchased TOB Floaters held by the TOB Trust and will be subject to an increased interest rate based on the number of days the loan is outstanding.

For the period ended June 30, 2017, the Portfolios’ average leverage outstanding from the use of TOB transactions and the daily weighted average interest rate, including fees, were as follows:

Portfolio Name	Average Leverage Outstanding (000s)	Weighted Average Interest Rate*
Fixed Income SHares - Series TE	$1,297	1.29%
*	Annualized

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolios may use financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments and how financial derivative instruments affect the Portfolios’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and of the net realized appreciation (depreciation) and changes in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the appreciation (depreciation) and changes in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Portfolios.

(a) Forward Foreign Currency Contracts  Certain Portfolios may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. The contractual obligations of a buyer or seller of a forward foreign currency contract may generally be satisfied by taking or making physical delivery of the underlying currency, establishing an opposite

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Notes to Financial Statements (Cont.)

position in the contract and recognizing the profit or loss on both positions simultaneously on the delivery date or, in some instances, paying a cash settlement before the designated date of delivery. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. Although forwards may be intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. In addition, a Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  Certain Portfolios may enter into futures contracts. A Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values or for other investment purposes. Generally, a futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on changes in the price of the contracts, a Portfolio pays or receives cash or other eligible assets equal to the daily change in the value of the contract (“variation margin”). Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts  Certain Portfolios may write call and put options on securities and financial derivative instruments they own or in which they may invest. An option on an instrument (or an index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the instrument underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. Writing put options tends to increase a Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease a Portfolio’s exposure to the underlying instrument. When a Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Portfolio may not be able to enter into a closing transaction because of an illiquid market.

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Certain Portfolios may also purchase put and call options. Purchasing call options tends to increase a Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease a Portfolio’s exposure to the underlying instrument. A Portfolio pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  Certain Portfolios may write or purchase credit default swaptions to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  Certain Portfolios may write or purchase foreign currency options. Purchasing foreign currency options gives a Portfolio the right, but not the obligation to buy or sell specified amounts of currency at a rate of exchange that may be exercised by a certain date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Inflation-Capped Options  Certain Portfolios may write or purchase inflation-capped options to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect a Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate Swaptions  Certain Portfolios may write or purchase interest rate swaptions which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  Certain Portfolios may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  Certain Portfolios may write or purchase options on securities. An option uses a specified security as the underlying instrument for the option contract. A Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment.

(d) Swap Agreements  Certain Portfolios may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between a Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future

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Notes to Financial Statements (Cont.)

intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as variation margin on the Statements of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Portfolio are included as part of realized gain (loss) on the Statements of Operations.

For purposes of applying a Portfolio’s investment policies and restrictions, swap agreements are generally valued by a Portfolio at market value. In the case of a credit default swap, in applying certain of a Portfolio’s investment policies and restrictions, the Portfolios will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, a Portfolio may value credit default swaps at full exposure value for purposes of a Portfolio’s credit quality guidelines (if any) because such value in general better reflects a Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, a Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether a Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the asset upon which the swap is based.

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A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Portfolio and the counterparty and by the posting of collateral to a Portfolio to cover a Portfolio’s exposure to the counterparty.

To the extent a Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to over the counter swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization

Credit Default Swap Agreements  Certain Portfolios may use credit default swaps on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, a Portfolio would be subject to investment exposure on the notional amount of the swap.

If a Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of

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other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Credit default swaps on credit indices may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default. Credit default swaps on indices are instruments often used to attempt to protect investors owning bonds against default, but may also be used for speculative purposes.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Portfolio is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Portfolio for the same referenced entity or entities.

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Interest Rate Swap Agreements  Certain Portfolios are subject to interest rate risk exposure in the normal course of pursuing their investment objectives. The value of the fixed rate bonds that the Portfolios hold may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Asset Segregation  Certain of the transactions described above can be viewed as constituting a form of borrowing or financing transaction by a Portfolio. In such event, a Portfolio will cover its commitment under such transactions by segregating or “earmarking” assets in accordance with procedures adopted by the Board, in which case such transactions will not be considered “senior securities” by the Portfolio. With respect to forwards, futures contracts, options and swaps that are contractually permitted or required to cash settle (i.e., where physical delivery of the underlying reference asset is not required), a Portfolio is permitted to segregate or earmark liquid assets equal to the Portfolio’s daily marked-to-market net obligation under the derivative instrument, if any, rather than the derivative’s full notional value. By segregating or earmarking liquid assets equal to only its net marked-to-market obligation under derivatives that are required to cash settle, a Portfolio will have the ability to employ leverage to a greater extent than if a Portfolio were to segregate or earmark liquid assets equal to the full notional value of the derivative.

7. PRINCIPAL RISKS

In the normal course of business, the Portfolios trade financial instruments and enter into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolios may be subject to, please see the Important Information About the Portfolios.

Market Risks  A Portfolio’s investments in financial derivative instruments and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign (non-U.S.) currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities and other instruments held by a Portfolio will decline in value because of changes in interest rates. As nominal interest rates rise, the value of

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Notes to Financial Statements (Cont.)

certain fixed income securities held by a Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and a Portfolio may lose money if these changes are not anticipated by the Portfolio’s management. A Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements. All other things remaining equal, for each one percentage point increase in interest rates, the value of a portfolio of fixed income investments would generally be expected to decline by one percent for every year of the portfolio’s average duration above zero. For example, the value of a portfolio of fixed income securities with an average duration of three years would generally be expected to decline by approximately 3% if interest rates rose by one percentage point. Convexity is an additional measure used to understand a security’s interest rate sensitivity. Convexity measures the rate of change of duration in response to changes in interest rates and may be positive or negative Securities with negative convexity may experience greater losses during periods of rising interest rates, and accordingly Portfolios holding such securities may be subject to a greater risk of losses in periods of rising interest rates. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Under current economic conditions, interest rates are near historically low levels. Thus, the Portfolios currently face a heightened level of interest rate risk, especially since the Federal Reserve Board has ended its quantitative easing program and has begun, and may continue, to raise interest rates. To the extent the Federal Reserve Board continues to raise interest rates, there is a risk that rates across the financial system may rise. During periods of very low or negative interest rates, a Portfolio may be unable to maintain positive returns. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Portfolio performance to the extent a Portfolio is exposed to such interest rates. Rising interest rates may result in a decline in value of a Portfolio’s fixed-income investments and in periods of volatility. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. As a result, dealer inventories of certain types of bonds and similar instruments, which provide a core indication of the ability of financial intermediaries to “make markets,” are at or near historic lows in relation to market size. Because market makers provide stability to a market through their intermediary services, the significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets. Such issues may be exacerbated during periods of economic uncertainty. All of these factors, collectively and/or individually, could cause a Portfolio to lose value. If a Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair its performance and could require a Portfolio to liquidate its portfolio securities at disadvantageous times and prices.

Foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of

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economic exposure. If a Portfolio invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Portfolio’s investments in foreign currency denominated securities may reduce the Portfolio’s returns.

The market values of a Portfolio’s investments may decline due to general market conditions which are not specifically related to a particular company or issuer, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. Credit ratings downgrades may also negatively affect securities held by a Portfolio. Even when markets perform well, there is no assurance that the investments held by a Portfolio will increase in value along with the broader market. In addition, market risk includes the risk that geopolitical events will disrupt the economy on a national or global level.

Credit and Counterparty Risks  A Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. A Portfolio seeks to minimize concentrations of credit risk by undertaking transactions with a large number of counterparties on recognized and reputable exchanges, where applicable. Over the counter (“OTC”) derivative transactions are subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally cleared derivative transactions might not be available for OTC derivative transactions. For derivatives traded on an exchange or through a central counterparty, credit risk resides with a Portfolio’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. A Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, a Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which a Portfolio has unsettled or open transactions will default. PIMCO, as the Adviser, seeks to minimize counterparty risks to the Portfolios through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to a Portfolio exceed a predetermined threshold, such counterparty shall advance collateral to the Portfolio in the form of cash or securities equal in value to the unpaid

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Notes to Financial Statements (Cont.)

amount owed to the Portfolio. A Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to a Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced. PIMCO’s attempts to minimize counterparty risk may, however, be unsuccessful.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

8. MASTER ARRANGEMENTS

A Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between a Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance

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of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or sale-buyback transactions by and between a Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivatives transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (“CFTC”), or the applicable regulator. In the United States, counterparty risk may be reduced as creditors of a futures broker do not have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolios. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  The Trust entered into an Investment Advisory Contract with the Adviser (the “Advisory Contract”) pursuant to which the Adviser serves as the investment adviser to each Portfolio. The Adviser does not receive investment advisory or other fees from the Portfolios or the Trust (although PIMCO may receive compensation under the Advisory Contract with respect to future series of the Trust). The financial statements reflect the fact that no investment management fees or expenses are incurred by the Portfolios.

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Notes to Financial Statements (Cont.)

Each Portfolio is an integral part of one or more “wrap-fee” programs, including those sponsored by investment advisers and/or broker-dealers unaffiliated with the Portfolios or PIMCO. Participants in these programs pay a “wrap” fee to the sponsor of the program. PIMCO may receive fees or other benefits from or through its relationships with the sponsors of such wrap-fee programs for which the Portfolios are an investment option.

(b) Supervisory and Administration Fee  Pursuant to the Supervision and Administration Agreement with PIMCO (the “Administration Agreement”), PIMCO also serves as administrator to the Portfolios (in this capacity, PIMCO is referred to as the “Administrator”). Under the Administration Agreement, the Administrator, at its expense, is required to procure most supervisory and administrative services required by the Portfolios including, but not limited to, expenses of most third-party service providers (e.g., audit, custodial, legal, transfer agency, printing) and other expenses, such as those associated with insurance, proxy solicitations and mailings for shareholder meetings, tax services, valuation services and other services required for the Portfolios’ daily operations. Under the Administration Agreement, the Administrator has agreed to provide or procure these services, and to bear the expenses associated with these services at no charge to the Portfolios. In addition, PIMCO has entered into an expense limitation agreement with the Trust pursuant to which it has agreed to pay or reimburse certain other expenses of the Portfolios, as discussed in more detail below. The Administrator does not receive any administration or other fees from the Portfolios or the Trust for serving as administrator to the Portfolios (although the Administrator may receive compensation under the Administration Agreement with respect to future series of the Trust).

(c) Distribution Contract  The Trust has entered into a distribution contract with PIMCO Investments LLC (the “Distributor”), a wholly-owned subsidiary of PIMCO, pursuant to which the Distributor serves as the distributor and principal underwriter of the Portfolios’ shares (the “Distribution Contract”). The Distributor does not receive any distribution or other fees from the Portfolios or the Trust for serving as the distributor and principal underwriter of the Portfolios’ shares (although the Distributor may receive compensation under the Distribution Contract with respect to future series of the Trust).

(d) Expense Limitation Agreement  The Adviser has contractually agreed pursuant to an expense limitation agreement (the “Expense Limitation Agreement”) to bear the expenses of or make payments to each Portfolio to the extent that, for any calendar month, “Specified Expenses”, as defined in the Expense Limitation Agreement of such Portfolio would exceed 0.00%. “Specified Expenses” of a Portfolio means all expenses incurred by the Portfolio, including organizational and offering expenses, but excluding any brokerage fees and commissions and other portfolio transaction expenses, costs, including interest expenses, of borrowing money or engaging in other types of leverage financing, including, without limitation, through reverse repurchase agreements, tender option bonds, bank borrowings and credit facilities, fees and expenses of any underlying Portfolios or other pooled vehicles in which the Portfolio invests, taxes, governmental fees, dividends and interest on short positions, and extraordinary expenses, including extraordinary legal expenses. This Expense Limitation Agreement shall continue in effect, unless sooner terminated by the Trust’s Board of Trustees, for so long as the Adviser serves as the investment adviser to the applicable Portfolio pursuant to the Advisory Contract.

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10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Portfolios are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolios from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended June 30, 2017, the Portfolios below engaged in purchases and sales of securities pursuant to Rule 17a-7 under the Act (amounts in thousands†):

Portfolio Name	Purchases	Sales
Fixed Income SHares - Series C	$138,381	$70,659
Fixed Income SHares - Series LD	3,793	4,877
Fixed Income SHares - Series M	0	21,917
Fixed Income SHares - Series R	0	758
Fixed Income SHares - Series TE	1,151	508
†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee and officer is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolios. Additionally, in the normal course of business, the Portfolios enter into contracts that contain a variety of indemnification clauses. The Portfolios’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, the Portfolios have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” Each Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to a Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect a Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

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Notes to Financial Statements (Cont.)

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2017, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other
Portfolio Name	Purchases	Sales	Purchases	Sales
Fixed Income SHares: Series C	$4,723,052	$4,556,069	$527,958	$420,774
Fixed Income SHares: Series M	7,068,895	6,915,900	333,470	370,306
Fixed Income SHares: Series LD	71,686	43,681	69,560	24,245
Fixed Income SHares: Series R	253,612	211,199	29,256	24,309
Fixed Income SHares: Series TE	0	0	46,204	44,337

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value.

14. REGULATORY AND LITIGATION MATTERS

The Portfolios are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of the preparation of this report.

15. FEDERAL INCOME TAX MATTERS

Each Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolios’ tax positions for all open tax years. As of June 30, 2017, the Portfolios have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Portfolios file U.S. tax returns. While the statute of limitations remains open to examine the Portfolios’ U.S. tax returns filed for the fiscal years ending in 2013-2016, no examinations are in progress or anticipated at this time. The Portfolios are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Under the Regulated Investment Company Modernization Act of 2010, a Portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

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As of their last fiscal year ended December 31, 2016, the Portfolios had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term
Series C	$223,362	$6,209
Series LD	26	872
Series M	0	0
Series R	4,522	31,957
Series TE	1,108	1,709
†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2017, the aggregate cost and the net unrealized appreciation (depreciation) of investments for Federal income tax purposes are as follows (amounts in thousands):

Portfolio Name	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)(1)
Series C	$2,403,445	$24,308	$(9,974)	$14,334
Series LD	136,561	995	(166)	829
Series M	2,407,624	51,825	(24,478)	27,347
Series R	252,096	2,086	(3,840)	(1,754)
Series TE	85,787	4,158	(34)	4,124
(1)	Primary differences, if any, between book and tax net unrealized appreciation (depreciation) are attributable to wash sale loss deferrals for Federal income tax purposes.

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Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	HUS	HSBC Bank USA N.A.
BCY	Barclays Capital, Inc.	JPM	JPMorgan Chase Bank N.A.
BOA	Bank of America N.A.	JPS	JPMorgan Securities, Inc.
BOM	Bank of Montreal	MSB	Morgan Stanley Bank, N.A
BOS	Banc of America Securities LLC	MSC	Morgan Stanley & Co., Inc.
BPG	BNP Paribas Securities Corp.	MYC	Morgan Stanley Capital Services, Inc.
BPS	BNP Paribas S.A.	NAB	National Australia Bank Ltd.
BRC	Barclays Bank PLC	NOM	Nomura Securities International Inc.
BSN	Bank of Nova Scotia	RDR	RBC Capital Markets
CBK	Citibank N.A.	RYL	Royal Bank of Scotland Group PLC
DUB	Deutsche Bank AG	SCX	Standard Chartered Bank
FBF	Credit Suisse International	SOG	Societe Generale
FOB	Credit Suisse Securities (USA) LLC	SSB	State Street Bank and Trust Co.
GLM	Goldman Sachs Bank USA	TDM	TD Securities (USA) LLC
GRE	RBS Securities, Inc.	TOR	Toronto Dominion Bank
GSC	Goldman Sachs & Co.	UAG	UBS AG Stamford
GST	Goldman Sachs International	UBS	UBS Securities LLC

Currency Abbreviations:
ARS	Argentine Peso	JPY	Japanese Yen
AUD	Australian Dollar	KRW	South Korean Won
BRL	Brazilian Real	MXN	Mexican Peso
CAD	Canadian Dollar	MYR	Malaysian Ringgit
CNH	Chinese Renminbi (Offshore)	NZD	New Zealand Dollar
DKK	Danish Krone	PLN	Polish Zloty
EUR	Euro	RUB	Russian Ruble
GBP	British Pound	TWD	Taiwanese Dollar
ILS	Israeli Shekel	USD (or $)	United States Dollar
INR	Indian Rupee	ZAR	South African Rand

Exchange Abbreviations:
CBOT	Chicago Board of Trade	OTC	Over the Counter
CME	Chicago Mercantile Exchange

Index/Spread Abbreviations:
CDX.HY	Credit Derivatives Index - High Yield	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index
CDX.IG	Credit Derivatives Index - Investment Grade	FRCPXTOB	France Consumer Price ex-Tobacco Index
CMBX	Commercial Mortgage-Backed Index	MCDX	Municipal Bond Credit Derivative Index
CPALEMU	Euro Area All Items Non-Seasonally Adjusted Index	UKRPI	United Kingdom Retail Price Index
CPTFEMU	Eurozone HICP ex-Tobacco Index

Municipal Bond or Agency Abbreviations:
AGM	Assured Guaranty Municipal

Other Abbreviations:
ABS	Asset-Backed Security	OAT	Obligations Assimilables du Trésor
ALT	Alternate Loan Trust	REMIC	Real Estate Mortgage Investment Conduit
BABs	Build America Bonds	RMBS	Residential Mortgage-Backed Security
CDO	Collateralized Debt Obligation	TBA	To-Be-Announced
CLO	Collateralized Loan Obligation	TBD	To-Be-Determined
EURIBOR	Euro Interbank Offered Rate	TBD%	Interest rate to be determined when loan settles
JSC	Joint Stock Company	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”
LIBOR	London Interbank Offered Rate	YOY	Year-Over-Year
NCUA	National Credit Union Administration

138	PIMCO MANAGED ACCOUNTS TRUST

Approval of Investment Advisory Contract and Other Agreements

(Unaudited)

At an in-person meeting held on June 13, 2017 (the “Approval Meeting”), the Board of Trustees of PMAT (the “Board”), including the Trustees who are not interested persons (as that term is defined in the Investment Company Act of 1940) of PMAT or PIMCO (the “Independent Trustees”), formally considered and unanimously approved the continuation of the Investment Advisory Contract between PMAT, on behalf of each of its series (as referenced in this exhibit, each, a “Portfolio” and, collectively, the “Portfolios”), and PIMCO (the “Investment Advisory Contract”), the Supervision and Administration Agreement between PMAT, on behalf of each Portfolio, and PIMCO (the “Administration Agreement”) and the Distribution Contract between PMAT, on behalf of each Portfolio, and PI (the “Distribution Contract” and, collectively, the “Agreements”), each for an additional one-year period commencing on August 1, 2017. Prior to the Approval Meeting, the Contracts Review Committee (the “Committee”) of the Board held an in-person meeting on June 13, 2017 (the “Committee Meeting”) and formally considered and recommended to the Board the continuation of the Agreements. Prior to the Approval Meeting, the Chair of the Committee, on May 15, 2017 participated in a conference call with members of management and PIMCO personnel and counsel to the Independent Trustees (“Independent Counsel”) to discuss the process for the Board’s review of the Agreements and to consider certain information relating to the Portfolios, including, among other information, information relating to PIMCO’s profitability with respect to the Agreements and Portfolio performance. On May 16, 2017, PIMCO provided materials to the Committee for its consideration of the Agreements in response to a request from Independent Counsel (the “Manager Request Letter”), as well as other materials and information PIMCO and PI believed was useful in evaluating the continuation of the Agreements.

On May 25, 2017, the Committee held a meeting via conference call (collectively with the May 15, 2017 conference call, Committee Meeting and the Approval Meeting, the “Contract Renewal Meetings”), at which the members of the Committee, all of whom are Independent Trustees, considered the materials and information provided by PIMCO and PI bearing on the continuation of the Agreements. The Committee also received and reviewed a memorandum from counsel to the Portfolios regarding the Trustees’ responsibilities in evaluating the Agreements, which they discussed with Independent Counsel.

Following the presentation at the Committee Meeting, the Independent Trustees met separately in executive session with Independent Counsel to review and discuss all relevant information, including, but not limited to, information provided in response to the Manager Request Letter and information presented and discussed at the prior Contract Renewal Meetings.

In connection with their deliberations regarding the proposed continuation of the Agreements for each Portfolio, the Trustees, including the Independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The Trustees also considered the nature, quality and extent of the various investment management, administrative and other services performed by PIMCO under the Investment Advisory Contract and Administration Agreement and the distribution services provided to each Portfolio by PI under the Distribution Contract.

It was noted that, in connection with their Contract Renewal Meetings, the Trustees relied upon materials provided by PIMCO and PI, which included, among other items: (i) information regarding the investment performance for each Portfolio and certain composites comprised of separate

SEMIANNUAL REPORT	JUNE 30, 2017	139

Approval of Investment Advisory Contract and Other Agreements (Cont.)

accounts managed by PIMCO that invest in the Portfolios, along with associated benchmark indices for such separate accounts; (ii) the estimated profitability to PIMCO with respect to the Portfolios for the one-year period ended December 31, 2016; (iii) information regarding the overall organization of PIMCO, including information regarding senior management, portfolio managers and other personnel providing investment management, administrative, compliance and other services to the Portfolios; information regarding sub-accounting arrangements for the Portfolios; and (iv) PI’s Compliance Manual, organizational structure and personnel information.

The Trustees’ conclusions as to the continuation of the Agreements were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, attributing different weights to various factors.

As part of their review, the Trustees examined PIMCO’s abilities to provide high-quality investment management and other services to the Portfolios. Among other information, the Trustees considered the investment philosophy and research and decision-making processes of PIMCO; the experience of key advisory personnel of PIMCO responsible for portfolio management of the Portfolios; the ability of PIMCO to attract and retain capable personnel; and the capabilities of the senior management and staff of PIMCO. In addition, the Trustees reviewed the quality of PIMCO’s services with respect to regulatory compliance and compliance with the investment policies of the Portfolios; the nature and quality of the supervisory and administrative services PIMCO is responsible for providing to the Portfolios under the Administration Agreement; the nature and quality of the distribution services that PI is responsible for providing under the Distribution Contract; and conditions that might affect PIMCO’s and PI’s ability to provide high-quality services to the Portfolios in the future under the Agreements, including PIMCO’s and PI’s financial condition and operational stability. Based on the foregoing, the Trustees concluded that PIMCO’s investment process, research capabilities and philosophy were well suited to the Portfolios given their investment objectives and policies, and that PIMCO and PI would be able to continue to meet any reasonably foreseeable obligations under the Agreements.

The Trustees also considered the performance of the Portfolios as compared to the performance of certain composites comprised of separate accounts managed by PIMCO that invest in the Portfolios, along with associated benchmark indices for such separate accounts. The Trustees noted that because the Portfolios are intended to form only a portion of an overall investment strategy and were developed exclusively for use within separately managed accounts, comparisons to the performance of traditional stand-alone funds or accounts managed by PIMCO would produce limited information. In the course of their deliberations, the Trustees took into account information provided by PIMCO and PI at the Contract Renewal Meetings, as well as information provided during investment review meetings conducted with PIMCO personnel during the course of the year regarding each Portfolio’s performance.

The Trustees also gave substantial consideration to the fact that, with respect to the Portfolios, no fees are payable to PIMCO or PI from the Portfolios under the Agreements, and that PIMCO has entered into an Expense Limitation Agreement with PMAT, on behalf of each Portfolio, pursuant to which, PIMCO waives all fees and/or pays or reimburses all expenses of the Portfolios, except extraordinary expenses, including extraordinary legal expenses, and expenses incurred as a result of

140	PIMCO MANAGED ACCOUNTS TRUST

portfolio investments, such as any brokerage fees and commissions and other portfolio transaction expenses, costs, including interest expenses, of borrowing money or engaging in other types of leverage financing, fees and expenses of any underlying funds or other pooled vehicles in which the Portfolios invest, taxes, governmental fees and dividends and interest on short positions.

The Trustees also considered the amounts paid by the sponsors of the “wrap” programs to PIMCO and/or its affiliates with respect to wrap account assets invested in the Portfolios, as well as the fees “imputed” to PIMCO, for purposes of arriving at an estimate of profitability arising from PIMCO’s and its affiliates’ relationships with the Portfolios. Among other information, the Trustees took into account explanations from PIMCO regarding how certain corporate and shared expenses were allocated among the Portfolios and other funds and accounts managed by PIMCO for purposes of developing profitability estimates. Based on the profitability analysis provided by PIMCO, the Trustees determined that, taking into account the various assumptions made, that such profitability did not appear to be excessive.

Because the Portfolios do not pay fees directly, the Trustees did not place emphasis on the extent to which economies of scale would be realized due to potential growth of assets in the Portfolios or whether fee and expense levels reflect economies of scale for the Portfolios’ shareholders.

The Trustees considered the fact that PIMCO and its affiliates may benefit from their relationships with the sponsors of wrap programs for which the Portfolios are an investment option. They noted such benefits include the receipt by PIMCO and its affiliates of fees paid by the sponsor of the wrap program based on assets under management of the wrap program. Additionally, the Trustees considered so-called “fall-out benefits” to PIMCO, such as reputational value derived from serving as investment adviser to the Portfolios and research, statistical and quotation services PIMCO may receive from broker-dealers executing the Portfolios’ portfolio transactions on an agency basis.

After reviewing these and other factors described herein, including that no fees are payable under the Agreements, the Trustees concluded, with respect to each Portfolio, within the context of their overall conclusions regarding the Agreements and based on the information provided and related representations made by management, that they were satisfied with PIMCO’s responses and efforts relating to the investment performance of the Portfolios. Based on their evaluation of factors that they deemed to be material, including those factors described above, the Trustees, including the Independent Trustees, unanimously concluded that the continuation of the Agreements were in the interests of each Portfolio and its shareholders, and should be approved.

SEMIANNUAL REPORT	JUNE 30, 2017	141

(Unaudited)

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Service

330 W. 9th Street

Kansas City, MO 64105

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of FISH: Series C, FISH: Series LD, FISH: Series M, FISH: Series R and FISH: Series TE, each a series of PIMCO Managed Accounts Trust.

FISH4001SAR_063017

Item 2.	Code of Ethics.

The information required by this Item 2 is only required in an annual report on this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

The information required by this Item 3 is only required in an annual report on this Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

The information required by this Item 4 is only required in an annual report on this Form N-CSR.

Item 5.	Audit Committee of Listed Registrants.

The information required by this Item 5 is only required in an annual report on this Form N-CSR.

Item 6.	Schedule of Investments.

The Schedule of Investments is included as part of the reports to shareholders under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last provided disclosure in response to this item.

Item 11.	Controls and Procedures.

(a)	The principal executive officer and principal financial & accounting officer have concluded as of a date within 90 days of the filing date of this report, based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)), that the design of such procedures is effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Exhibit 99.CODE—Code of Ethics is not applicable for semiannual reports.
(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.
(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Managed Accounts Trust

By:	/s/ PETER G. STRELOW
Peter G. Strelow
President (Principal Executive Officer)

Date:	August 28, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ PETER G. STRELOW
Peter G. Strelow
President (Principal Executive Officer)

Date:	August 28, 2017

By:	/s/ WILLIAM G. GALIPEAU
William G. Galipeau
Treasurer (Principal Financial & Accounting Officer)

Date:	August 28, 2017